UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A (Rule 14a-101) SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 Filed by the Registrant x Filed by a Party other than the Registrant ¨ Check the appropriate box: ¨ Preliminary Proxy Statement ¨ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) x Definitive Proxy Statement ¨ Definitive Additional Materials ¨ Soliciting Material Pursuant to §240.14a-12 FEDERAL AGRICULTURAL MORTGAGE CORPORATION (Name of Registrant as Specified in its Charter) (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of Filing Fee (Check the appropriate box): x No fee required. ¨ Fee paid previously with preliminary materials ¨ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PROXY STATEMENT 2022 PROXY STATEMENT

FEDERAL AGRICULTURAL MORTGAGE CORPORATION 1999 K Street, N.W. Fourth Floor Washington, D.C. 20006 TO HOLDERS OF FARMER MAC VOTING COMMON STOCK April 21, 2022 Dear Farmer Mac Stockholder: The Board of Directors of the Federal Agricultural Mortgage Corporation (“Farmer Mac”) is pleased to invite you to attend Farmer Mac’s 2022 Annual Meeting of Stockholders to be held on Thursday, May 19, 2022, at 8:00 a.m. Eastern Daylight Time at The Town Hall, 1999 K Street, N.W., First Floor, Washington, D.C. 20006. The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be transacted at the meeting. We intend to hold our annual meeting in person, but if it is not possible or advisable to do so due to COVID-19 restrictions, we will inform you prompt- ly, as described in the accompanying Notice of Annual Meeting. If you are planning to attend our Annual Meeting, please monitor our website at www.farmermac.com/investors/events-presentations/ for updated information. As always, we encourage you to vote your shares by proxy before the Annual Meeting even if you intend to attend in person. We hope you will be able to attend the meeting and suggest you read the Notice of Annual Meeting and Proxy Statement for information about Farmer Mac and the Annual Meeting of Stockholders. We have also enclosed Farmer Mac’s 2021 Annual Report. Although the Annual Report is not proxy soliciting material, we suggest you read it for more information about Farmer Mac. Please complete, sign, date, and return a proxy card at your earliest convenience to help us establish a quorum and avoid the cost of further solicitation. The giving of your proxy will not affect your right to vote your shares personally if you attend the meeting. If you plan to attend the meeting, please so indicate on the enclosed proxy card. Sincerely, Lowell L. Junkins Board Chair

i Farmer Mac proudly serves as a mission-focused, purpose-driven company determined to improve the economic opportunity in rural America by increasing the availability and affordability of credit. Created by Congress, Farmer Mac is the nation’s secondary market for agricultural and rural infrastructure loans, providing a broad array of financial solutions to lenders that support flexible low-cost financing to farmers, ranchers, agribusi- nesses, renewable energy projects, rural utilities, and other institutions. Farmer Mac also serves as a critical investment tool for states, counties, municipalities, pension funds, banks, public trust funds, and credit unions by providing diversification in their investment portfolios, issuance structure flexibility, and a competitive return on their investment dollars. Farmer Mac’s record 2021 performance reflects the success of our continued focus on pursuing new channels and innovative ways to further our mission to help build a strong and vital rural America. 2022 PROXY STATEMENT PROXY STATEMENT SUMMARY Our Mission to Agriculture and Rural America Meeting Agenda Voting Matters PROPOSAL 1 ELECTION OF DIRECTORS FOR PAGE 10 PROPOSAL 2 SELECTION OF INDEPENDENT AUDITOR FOR PAGE 57 PROPOSAL 3 ADVISORY VOTE TO APPROVE THE COMPENSATION OF FARMER MAC’S NAMED EXECUTIVE OFFICERS FOR PAGE 58 Date and Time Webcast & Teleconference 8:00 AM EDT information May 19, 2022 Dial-In: (888) 346-2616 Location Webcast: https://www.farmermac.com/ The Town Hall investors/events-presentations/ 1999 K Street, N.W. First Floor Record Date Washington, D.C. 20006 March 25, 2022 Meeting and Voting information Even if you plan to attend our 2022 Annual Meeting of Stockholders in person, please read this Proxy Statement with care and vote right away by returning your proxy card by mail. This summary highlights information contained elsewhere in this Proxy Statement. The summary does not contain all of the information you should consider, and you should read the entire Proxy Statement carefully before voting. Vote by mail 1 Core earnings is a non-GAAP measure. For a reconciliation of core earnings to GAAP net income, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Farmer Mac’s Form 10-K filed with the SEC on February 28, 2022. 75 84 93 102 111 120 20222021202020192018 19.5 20.5 21.5 22.5 23.5 24.5 2021202020192018 0.1 0.3 0.5 0.7 0.9 1.1 20222021202020192018 Core Earnings(1) ($ in millions) Outstanding Business Volume Quarterly Dividends per Share($ in billions) $0.10 $0.30 $0.50 $0.70 $0.90 $1.10 20222021202020192018 $75 $84 $93 $102 $111 $120 202120202019 $19.5 $20.5 $21.5 $22.5 $23.5 $24.5 202120202019 $ 2 1 .1 $ 2 1 .9 $ 0 .5 8 $ 0 .7 0 $ 0 .8 0 $ 0 .8 8 $ 9 3 .7 $ 1 0 0 .6 $23.6$113.6 $0.95

ii Our Mission to Agriculture and Rural America Board Structure Board Committee Structure & Composition 5 ELECTED BY CLASS A STOCKHOLDERS (banks and other financial institutions) 5 ELECTED BY CLASS B STOCKHOLDERS (Farm Credit System institutions) 5 APPOINTED BY U.S. PRESIDENTS (includes Board Chair) 15 MEMBERS 0 2 4 6 8 10 12 Rural Utilities Information Technology & Cybersecurity Risk Management Human Resources Marketing Lending Capital Markets Strategic Planning Government or Political Agriculture Production Finance & Accounting Rural Utilities Information Technology & Cybersecurity Risk Management Human Resources Marketing Lending Capital Markets Strategic Planning Government or Political Agriculture Production Finance & Accounting11 10 6 6 5 5 5 3 3 2 2 51-60 61-70 71-80 0-3 Years 3-10 Years 10-20 Years >20 Years RACIAL & GENDER DIVERSITY 5 10 33% 100% INDEPENDENCE 62 7 Ages 51-60 Ages 71-80 Ages 61-70 AGE Average Age: 69 years 3 4 7 1 4-10 years 11- 20 y ea rs >20 years 0- 3 ye ar s TENURE Average Tenure: 9 years Board Qualifications & Skills 2022 PROXY STATEMENT Farmer Mac’s Board committee structure promotes effective oversight and utilization of Board member competencies. The Board believes that its membership should reflect diversity in the broadest sense, including diversity of race, gender, ethnicity, age, geography, background, and experience and training from different disciplines and industries. Audit Compensation Corporate Governance Credit Risk Enterprise Risk Financial Risk Public Policy & Corporate Social Responsibility Strategy & Business Development Brack Davidson Junkins Gales Watts Engebretsen Wilcher Faivre Dobrinski Engebretsen Brack Brack Davidson Gales Dobrinski Johnson Engebretsen Faivre Davidson Sexton Junkins Johnson Faivre Stones Gales McKissack Dobrinski Stones Tiarks McKissack Junkins Tiarks McKissack Ware Ware Tiarks Wilcher Sexton Sexton Ware Stones Wilcher Watts Watts Names in bold type are committee chairs

iii Our Board and management compensation is structured to align with stockholder interests Best Practices Our Board reviews its composition for the right mix of experience, skills, and diversity Farmer Mac is committed to creating a safe and supportive working environment Executive officers and Board members receive Class C Non-Voting Common Stock as compensation Designed to foster a long- term performance-oriented culture Equal employment opportunity and anti-harassment policy Generous benefit and social welfare programs Annual Code of Conduct training Comprehensive Employee Manual Whistleblower hotline Cybersecurity policy Focus on individuals with a variety of backgrounds and experiences who have a broad perspective Annual election of 10 directors Separate CEO and Board Chair roles to provide additional independent oversight Annual review of all committee composition to ensure relevant representation of backgrounds and skillsets Directors complete annual self-evaluations of Board and members of the Audit, Compensation, Corporate Governance, and Enterprise Risk Committees complete annual self-evaluations of those committees Limited number of outside directorships for all Board members Insider trading policy prohibits any director or employee from engaging in pledging and specified hedging activities in Farmer Mac’s securities Talent, diversity, and inclusion contribute to Farmer Mac's strong financial performance for its stockholders and achievement of its mission in serving rural America Our governance practices promote Board effectiveness and stockholder interests Record of accomplishment as senior members of agricultural, rural utility, or other relevant business entities; as agricultural, rural utility, or commercial lenders; as accountants or auditors; or as entrepreneurs CORPORATE GOVERNANCE HIGHLIGHTS 2022 PROXY STATEMENT

iV Farmer Mac’s stock ownership policy aligns the interests of officers and directors with those of Farmer Mac’s stockholders and promotes sound corporate governance and a long-term perspective in managing Farmer Mac. OF THE VOTES CAST BY FARMER MAC’S STOCKHOLDERS IN 2021 SUPPORTED THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS. A large portion of the CEO and other Named Executive Officer (NEO) target total direct compensation is variable, performance-based compensation. This is intended to ensure that the executives who are most responsible for overall performance and changes in stockholder value are held accountable for results. 99% 21:1 Farmer Mac’s executive compensation program reflects a strong pay-for-performance philosophy that is consistent with the risk tolerance of Farmer Mac and reflects the long-term interests of stockholders. Farmer Mac’s incentive compensation is based on balanced frameworks of metrics aligned with our mission that support our safety and soundness, and are subject to caps and specific performance minimums. We evaluate our executive compensation program regularly to ensure that it does not create incentives for employees to take material risks. TARGET LONG-TERM INCENTIVE VALUE TARGET BONUS BASE SALARY AT RISK STOCK OWNERSHIP POLICY FOR COMPANY OFFICERS AND DIRECTORS CLAWBACK POLICY FOR EXECUTIVE OFFICERS Compensation Governance Pay For Performance Philosophy CEO PAY RATIO 2022 PROXY STATEMENT 22% 2021 CEO TARGET COMPENSATION MIX 2021 TARGET COMPENSATION MIX FOR OTHER NEOS (AVERAGE) 31% 49% 29%31% 38% 69% AT RISK 51% AT RISK

V STRENGTHEN TALENT ACQUISITION, SELECTION, AND RETENTION PROCESSES During 2021, Farmer Mac’s Diversity, Equity & Inclusion (DE&I) council established a three-year DE&I strategic plan and identified five key strategic priorities for the company during the plan period. This year, we introduced a realignment of our lines of business and operating segments to reflect how we are managing and evaluating our business and serving rural America based on the type of customer and market. Diversity, Equity & inclusion 01 04 0502 03 Strategic Mission Agricultural Finance Rural infrastructure Finance Small and family farms and USDA-eligible borrowers Rural electric generation and transmission cooperatives, distribution cooperatives, and telecommunication providers Larger, more complex farming operations, agribusinesses focused on food and fiber processing, and other supply chain production Rural electric solar and wind energy projects Line of Business Segments Farm & Ranch Rural Utilities Corporate AgFinance Renewable Energy Customer/Market ESTABLISH A STRONG DE&I FOUNDATION ACROSS THE ORGANIZATION PROVIDE SERVICES TO FARMER MAC'S RURAL CUSTOMERS IN A FAIR AND EQUITABLE MANNER ENSURE ACCOUNTABILITY TO TRACKING, MONITORING, AND COMMUNICATING PROGRESS WITH TRANSPARENCY ENHANCE A CULTURE OF INCLUSION 2022 PROXY STATEMENT

FEDERAL AGRICULTURAL MORTGAGE CORPORATION NOTICE OF ANNUAL MEETING April 21, 2022 Notice is hereby given that the 2022 Annual Meeting of Stockholders of the Federal Agricultural Mortgage Corporation (“Farmer Mac”) will be held on Thursday, May 19, 2022, at 8:00 a.m. local time at The Town Hall, 1999 K Street, N.W., First Floor, Washington, D.C. 20006. As described in the attached Proxy Statement, the meeting will be held for the following purposes: l  to elect ten directors, five of whom will be elected by holders of Class A Voting Common Stock and five of whom will be elected by holders of Class B Voting Common Stock, to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified; l  to ratify the Audit Committee’s selection of PricewaterhouseCoopers LLP as Farmer Mac’s independent auditor for fiscal year 2022; l to approve, on an advisory basis, the compensation of Farmer Mac’s named executive officers disclosed in the attached Proxy Statement; and l to consider and act on any other business that may properly be brought before the meeting or any adjournment or postponement of the meeting. Please read the attached Proxy Statement for information about the matters to be considered and acted on at the meeting. Eligible holders of record of Farmer Mac’s Class A Voting Common Stock and Class B Voting Common Stock at the close of business on March 25, 2022 are entitled to notice of and to vote at the meeting and any adjournment or postponement of the meeting. For at least ten days before the meeting, a list of Farmer Mac’s stockholders will be available for examination by any stockholder for any purpose germane to the meeting at the offices of Farmer Mac between the hours of 9:00 a.m. and 5:00 p.m. local time. We intend to hold our annual meeting in person, but we continue to monitor the effects that the ongoing COVID-19 pandemic may have on our ability to hold an in-person annual meeting. We are sensitive to the public health and travel concerns our stockholders may have and any protocols that federal, state, and local governments may impose. If it is not possible or advisable to hold our annual meeting in person or we otherwise determine that alternative arrangements are necessary, we will announce those alternative arrangements as promptly as practicable. Any alternative arrangements may include supplementing the in-person meeting by holding the meeting by means of remote communication. If you are planning to attend our Annual Meeting, please monitor our annual meeting information available on our website at www.farmermac.com/investors/events- presentations/ for updated information. Even if you intend to attend the meeting in person, please complete and date the enclosed proxy card, sign it exactly as your name appears on the card, and return it in the postage prepaid envelope. This will ensure the voting of your shares if you do not attend the meeting. The giving of your proxy will not affect your right to vote your shares personally if you attend the meeting. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FARMER MAC. By order of the Board of Directors, Stephen P. Mullery Secretary

TABLE OF CONTENTS PAGE GENERAL iNFORMATiON ............................................................................................................................................... 2 Voting Rights ................................................................................................................................................................................. 2 Record Date .................................................................................................................................................................................. 2 Voting ........................................................................................................................................................................................... 2 Proposal 1 ................................................................................................................................................................................. 2 Proposals 2 and 3 ...................................................................................................................................................................... 3 Proxy Procedure ............................................................................................................................................................................. 3 CORPORATE GOVERNANCE MATTERS ............................................................................................................................... 4 Director Independence ................................................................................................................................................................... 4 Board of Directors Meetings and Committees .................................................................................................................................... 5 Enterprise Risk Management ........................................................................................................................................................... 8 Code of Business Conduct and Ethics .............................................................................................................................................. 9 Stockholder Proposals .................................................................................................................................................................... 9 Communications with the Board ...................................................................................................................................................... 9 PROPOSAL 1: ELECTiON OF DiRECTORS ........................................................................................................................... 10 Board Structure ............................................................................................................................................................................. 10 Selection of Director Nominees by Board .......................................................................................................................................... 10 Stockholder Director Nominations .................................................................................................................................................... 11 Information about Nominees for Director .......................................................................................................................................... 12 Class A Nominees ....................................................................................................................................................................... 13 Class B Nominees ...................................................................................................................................................................... 15 Directors Appointed by the President of the United States ............................................................................................................... 17 Qualifications, Attributes, Skills, and Experience To Be Represented on the Board ................................................................................. 19 Compensation of Directors .............................................................................................................................................................. 20 STOCK OWNERSHiP OF DiRECTORS, DiRECTOR NOMiNEES, NAMED EXECUTiVE OFFiCERS, AND CERTAiN BENEFiCiAL OWNERS ........ 22 Directors, Director Nominees, and Named Executive Officers .............................................................................................................. 22 Policies on Employee, Officer, and Director Hedging of Farmer Mac Securities ...................................................................................... 23 Principal Holders of Voting Common Stock ........................................................................................................................................ 24 EXECUTiVE OFFiCERS .................................................................................................................................................................. 25 EXECUTiVE COMPENSATiON GOVERNANCE ....................................................................................................................... 27 Introduction and 2021 Highlights ..................................................................................................................................................... 27 Overview of Farmer Mac’s Executive Compensation Practices .............................................................................................................. 28 Compensation Discussion and Analysis ............................................................................................................................................ 28 Compensation Philosophy ............................................................................................................................................................ 29 Peer Groups and Market Posture .................................................................................................................................................. 29 Approach to Incentive Compensation ............................................................................................................................................ 31 Total Compensation Elements ...................................................................................................................................................... 32

Payments in Connection with a Change-in-Control .......................................................................................................................... 39 Post-Employment Compensation .................................................................................................................................................. 39 Impact of Accounting and Tax Treatment on Compensation Awards .................................................................................................. 39 Farmer Mac’s Policies on Stock Ownership and Trading ................................................................................................................... 39 Clawback Policy .......................................................................................................................................................................... 40 Risk .......................................................................................................................................................................................... 40 Compensation Consultant Fees .................................................................................................................................................... 40 Compensation Committee Interlocks and Insider Participation ............................................................................................................. 40 Compensation Committee Report .................................................................................................................................................... 41 Executive Compensation ................................................................................................................................................................. 42 Summary Compensation Table ..................................................................................................................................................... 42 CEO Pay Ratio ............................................................................................................................................................................ 43 Grants of Plan-Based Awards Table ............................................................................................................................................... 43 Outstanding Equity Awards at Fiscal Year End ................................................................................................................................ 45 SAR Exercises and Stock Vested .................................................................................................................................................. 47 Nonqualified Deferred Compensation Table .................................................................................................................................... 47 Agreements with Executive Officers ............................................................................................................................................... 49 Potential Payments upon Termination and Change-in-Control .......................................................................................................... 51 Equity Compensation Plans .......................................................................................................................................................... 52 CERTAiN RELATiONSHiPS AND RELATED PERSON TRANSACTiONS ................................................................................... 53 Review of Related Person Transactions ............................................................................................................................................. 53 Transactions with Related Persons in 2021 ....................................................................................................................................... 53 REPORT OF THE AUDiT COMMiTTEE ............................................................................................................................... 54 AUDiT MATTERS .......................................................................................................................................................... 56 Audit Fees ..................................................................................................................................................................................... 56 Audit-Related Fees ......................................................................................................................................................................... 56 Tax Fees ........................................................................................................................................................................................ 56 All Other Fees ................................................................................................................................................................................ 56 Audit Committee Pre-Approval Policies ............................................................................................................................................. 56 PROPOSAL 2: SELECTiON OF iNDEPENDENT AUDiTOR .................................................................................................... 57 PROPOSAL 3: ADViSORY VOTE TO APPROVE THE COMPENSATiON OF FARMER MAC’S NAMED EXECUTiVE OFFiCERS ........... 58 SOLiCiTATiON OF PROXiES ........................................................................................................................................... 59 OTHER MATTERS ......................................................................................................................................................... 60 TABLE OF CONTENTS

1 FEDERAL AGRICULTURAL MORTGAGE CORPORATION 1999 K Street, N.W. Fourth Floor Washington, D.C. 20006 PROXY STATEMENT For the Annual Meeting of Stockholders to be held on May 19, 2022 This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (“Board”) of the Federal Agricultural Mortgage Corporation (“Farmer Mac”) of proxies from the holders of Farmer Mac’s Class A Voting Common Stock and Class B Voting Common Stock (together, “Voting Common Stock”). Farmer Mac is not soliciting proxies from the holders of its Class C Non-Voting Common Stock. The proxies will be voted at Farmer Mac’s 2022 Annual Meeting of Stockholders (“Meeting”), to be held on Thursday, May 19, 2022, at 8:00 a.m. local time at The Town Hall, 1999 K Street, N.W., First Floor, Washington, D.C. 20006, and at any adjournment or postponement of the Meeting. The Notice of Annual Meeting, this Proxy Statement, and the enclosed proxy card are being mailed to holders of Voting Common Stock on or about April 21, 2022. In this Proxy Statement, “we,” “us,” and “our” refer to Farmer Mac except as the context otherwise requires or as otherwise noted. At the Meeting, Farmer Mac’s Board will present for a vote the election of ten members to the Board (Proposal 1) and the ratification of the appoint- ment of PricewaterhouseCoopers LLP as Farmer Mac’s independent auditor for fiscal year 2022 (Proposal 2). The Board will also present for a vote the approval, on an advisory basis, of the compensation of Farmer Mac’s named executive officers disclosed in this Proxy Statement (Proposal 3). The Board is not aware of any other matter to be presented for a vote at the Meeting. important Notice Regarding the Availability of Proxy Materials for Farmer Mac’s Annual Meeting of Stockholders to be held on May 19, 2022: the Proxy Statement, sample proxy cards, and Farmer Mac’s 2021 Annual Report are available at www.farmermac.com/investors/ financial-information/.

2 GENERAL INFORMATION One of the purposes of the Meeting is to elect ten members to the Board. Title VIII of the Farm Credit Act of 1971, as amended (referred to as Farmer Mac’s charter), provides that Farmer Mac’s Class A Voting Common Stock may be held only by banks, insurance companies, and other financial institutions or entities that are not Farm Credit System institutions. Farmer Mac’s charter also provides that Farmer Mac’s Class B Voting Common Stock may be held only by Farm Credit System institutions. Holders of Voting Common Stock who are not eligible holders of that stock may not vote the shares held and should dispose of their stock to eligible holders. Farmer Mac has the right, but not the obligation, to repurchase shares of Voting Common Stock from ineligible holders for book value. Farmer Mac’s charter provides that five members of the Board will be elected by the holders of the Class A Voting Common Stock (“Class A Holders”) and that five members of the Board will be elected by the holders of the Class B Voting Common Stock (“Class B Holders”). The remaining five members of the Board are appointed by the President of the United States, with the advice and consent of the United States Senate. The President of the United States designates the Board Chair from among the five appointed Board members. The presence, in person or by proxy, of the holders entitled to vote at least a majority of Farmer Mac’s outstanding Voting Common Stock is required for a quorum at the Meeting. Thus, 765,541 shares of Voting Common Stock must be represented by stockholders present at the Meeting or by proxy to have a quorum. Proposal 1 Under Farmer Mac’s charter, the holders of Farmer Mac’s Voting Common Stock are entitled to one vote per share, with cumulative voting permitted at all elections of directors. Under cumulative voting, each stockholder is entitled to cast the number of votes equal to the number of shares of the class of Voting Common Stock owned by that stockholder, multiplied by the number of directors to be elected by that class. All of a stockholder’s votes may be cast for a single candidate for director or may be distributed among any number of candidates. Class A Holders are entitled to vote only for the five directors to be elected by Class A Holders. Class B Holders are entitled to vote only for the five directors to be elected by Class B Holders. A stockholder may withhold a vote from one or more nominees by marking the box to “WITHHOLD AUTHORITY FOR ALL NOMINEES” or marking the box “FOR ALL EXCEPT” and then filling in the circle next to the names of those nominees a stockholder wishes to withhold votes from in the space provided on the proxy card. Under those circumstanc- es, unless other instructions are provided in writing, the stockholder’s votes will then be cast evenly among the remaining nominees for its class. We urge stockholders who intend to cumulate their votes for any nominee to read the instructions on the proxy card and to indicate how votes shall be cumulated in the space to the right of the applicable nominee name on the proxy card. The five nominees from each class who receive the greatest number of votes will be elected directors. If one or more of the nominees becomes unavailable for election, the Proxy Committee (described below) will cast votes under the authority granted by the enclosed proxy for any substitute or other nominee as the Board may designate. If proxies are signed and returned but no instructions are indicated on the proxies, the proxies represented by the Class A Voting Common Stock will be voted for the five nominees specified in this Proxy Statement as Class A nominees, with the votes being cast evenly among each of the Class A nominees, and the proxies represented by the Class B Voting Common Stock will be voted for the The Board has fixed March 25, 2022 as the record date to determine the stockholders entitled to receive notice of and to vote at the Meeting. At the close of business on that date, Farmer Mac had 1,030,780 shares of Class A Voting Common Stock outstanding and 500,301 shares of Class B Voting Common Stock outstanding, which together constitute the only shares of Farmer Mac’s outstanding capital stock entitled to vote at the Meeting. See “Stock Ownership of Directors, Director Nominees, Named Executive Officers, and Certain Beneficial Owners—Principal Holders of Voting Common Stock.” Voting Rights Record Date Voting GENERAL iNFORMATiON

3 five nominees specified in this Proxy Statement as Class B nominees, with the votes being cast evenly among each of the Class B nominees. The election of directors shall be decided by a plurality of the votes cast at a meeting of stockholders by the stockholders entitled to vote in the election of each class of directors. Votes to withhold from all nominees and broker non-votes (as defined below) will not affect the outcome of the vote of Proposal 1. Proposals 2 and 3 Other than the election of directors, the Class A Holders and Class B Holders vote together as a single class on any matter submitted to a vote of the holders of Voting Common Stock. The affirmative vote of a majority of the votes cast by the holders of shares of Farmer Mac’s Voting Common Stock entitled to vote and represented in person or by proxy at the Meeting is required for the approval of Proposals 2 and 3. Farmer Mac’s Amended and Restated By-Laws (“By-Laws”) provide that “votes cast” do not include abstentions and broker non-votes (as defined below). Shares of Voting Common Stock represented by proxies marked “Abstain” for any proposal presented at the Meeting (other than Proposal 1 for the election of directors) will be counted to determine the presence of a quorum, but will not be voted for or against the proposal. Abstentions will not affect the outcome of the vote of Proposals 2 or 3. If a holder of Voting Common Stock holds shares through an account with a bank or broker, the voting of the shares by the bank or broker when the holder does not provide voting instructions is governed by the rules of the New York Stock Exchange (“NYSE”), which allow banks and brokers to vote shares in their discretion on “routine” matters for which their customers do not provide voting instructions. On mat- ters considered “non-routine,” banks and brokers may not vote shares without a customer’s instructions. A “broker non-vote” occurs when a bank or broker holding the shares has not received voting instructions from its customer and either chooses not to vote those shares on a routine matter at a stockholders’ meeting, or is not permitted to vote those shares because a proposal is considered a non-routine matter. Broker non-votes will be counted as shares present at the Meeting to determine whether a quorum is present, but will not be voted for or against the related proposal. The ratification of PricewaterhouseCoopers LLP as Farmer Mac’s inde- pendent auditor for fiscal year 2022 is considered a routine matter. Thus, banks and brokers may vote shares on Proposal 2 if they have not received a customer’s instructions, and there generally will be no broker non-votes on this proposal unless a bank or broker chooses not to vote shares on Proposal 2. Any holder of Voting Common Stock will be afforded the right to vote through the proxy solicited by the Board. When a proxy is returned properly completed and signed, the shares it represents must be voted by the Proxy Committee (described below) as directed by the stock- holder. If you sign and return your proxy card but do not specify how you want your shares voted, they will be voted as recommended by the Board. We urge stockholders to specify their choices by marking the appropriate boxes on the enclosed proxy card. Execution of a proxy will not prevent a stockholder from attending the Meeting, revoking a previously submitted proxy, and voting in person. Any stockholder who gives a proxy may revoke it at any time before it is voted by notifying Farmer Mac’s Secretary in writing on a date later than the date of the proxy, by submitting a later dated proxy, or by voting in person at the Meeting. Mere attendance at the Meeting, however, will not constitute revocation of a proxy. Written notices revoking a proxy should be sent to Farmer Mac’s Secretary at 1999 K Street, N.W., Fourth Floor, Washington, D.C. 20006. The Proxy Committee consists of three executive officers of Farmer Mac – Stephen P. Mullery, Bradford T. Nordholm, and Aparna Ramesh – and will vote all shares of Voting Common Stock represented by prox- ies signed and returned by stockholders in the manner specified. The Proxy Committee will also vote the shares represented by proxies in accordance with its members’ best judgment on any matters not known when this Proxy Statement was printed that may properly be presented for action at the Meeting. All other proposals in this Proxy Statement are considered “non- routine” matters, so stockholders must provide their banks or brokers with instructions on how to vote for their shares to be voted. Broker non-votes will not affect the outcome of the vote on Proposal 3 because broker non-votes will not be considered as “votes cast.” Proxy Procedure GENERAL iNFORMATiON

4 CORPORATE GOVERNANCE MATTERS CORPORATE GOVERNANCE MATTERS The Board has adopted a formal set of standards to form the basis for determinations of director independence prescribed by NYSE listing requirements. To be considered “independent” under these standards, the Board must affirmatively determine that a director does not have a material relationship with Farmer Mac or any of its affiliates (as defined in Rule 144(a)(1) under the Securities Act of 1933, as amended, or “Securities Act”) other than as a director of Farmer Mac, either directly or as a partner, stockholder, or officer of an organization that has a rela- tionship with Farmer Mac. The Board broadly considers all relevant facts and circumstances in making an independence determination, includ- ing the following criteria, as well as the guidance under the NYSE listing standards and any other factors that the Board may deem relevant, in determining whether a director lacks a material relationship with Farmer Mac and therefore is “independent”: (a) the director is not, and has not been during the preceding three years, an employee of Farmer Mac, and the director has no im- mediate family member who is, or has been during the preceding three years, an executive officer of Farmer Mac; (b) the director has not received, and has no immediate family mem- ber who has received, more than $120,000 in direct compensa- tion from Farmer Mac during any twelve-month period within the preceding three years, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on con- tinued service); (c) the director is not currently an employee of, and has no immediate family member who is a current partner or executive officer of, any entity that has made payments to, or received payments from, Farmer Mac for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of (i) $1 million and (ii) 2% of such other entity’s consolidated gross revenues; (d) (i) the director is not a current partner or employee of a firm that is Farmer Mac’s internal or external auditor; (ii) the director has no immediate family member who is a current partner of such a firm; (iii) the director has no immediate family member who is a current employee of such a firm and personally works on Farmer Mac’s audit; and (iv) the director or an immediate family member was not within the last three years a partner or employee of such a firm and did not personally work on Farmer Mac’s audit within that time; (e) the director or an immediate family member is not, and has not been during the preceding three years, employed as an executive officer of another company where any of Farmer Mac’s present executive officers at the same time serves or served on that com- pany’s compensation committee; (f) the director is not, and has not been during any of the preced- ing three fiscal years, affiliated with a tax-exempt organization that received within the preceding three years contributions from Farmer Mac that exceeded in any single fiscal year the greater of (i) $1 million and (ii) 2% of such other organization’s consolidated gross revenues; (g) the director is not an officer, partner, or employee of, and has no immediate family member who is an officer or partner of, any entity (or affiliate thereof) that (i) is doing business with Farmer Mac (which, for these purposes, includes the origination, or sale to Farmer Mac, of any loans or securities that are currently (A) held on Farmer Mac’s balance sheet or (B) off-balance sheet obliga- tions of Farmer Mac), or (ii) holds 5% or greater of Farmer Mac’s Class A or Class B Voting Common Stock; (h) the director does not hold, and is not a candidate to hold, an elected office of the Federal government; (i) the director is not an employee of the Federal government who either is in a position to oversee Farmer Mac’s business or is employed by an agency that oversees Farmer Mac’s business; and (j) the director does not have any other relationships, not described in (a) through (i), with Farmer Mac or the members of management of Farmer Mac that the Board has determined to be material. Under these independence criteria, the term “immediate family mem- ber” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters- in-law, and anyone (other than domestic employees) who shares the person’s home. These independence criteria are included in Farmer Mac’s Corporate Governance Guidelines available on Farmer Mac’s website, www.farmermac.com, in the “Corporate Governance” portion of the “Investors” section. These criteria meet or exceed all standards for director independence under applicable rules of the Securities and Exchange Commission (“SEC”) and NYSE. Director independence

In March 2022, the Board considered all direct and indirect transac- tions and relationships between each director (either directly or as a partner, stockholder, officer, director, or employee of, or other signif- icant relationship with, an entity that has a relationship with Farmer Mac) and Farmer Mac and its management to determine whether any of those transactions or relationships were inconsistent with a deter- mination that the director is independent. As a result of its review, the Board affirmatively determined that each of the following current directors meets the criteria for director independence set forth above and thus is independent: Dennis L. Brack, Richard H. Davidson, Everett M. Dobrinski, James R. Engebretsen, Sara L. Faivre, Amy H. Gales, Mitchell A. Johnson, Lowell L. Junkins, Eric T. McKissack, Robert G. Sexton, Charles A. Stones, Roy H. Tiarks, Todd P. Ware, Myles J. Watts, and LaJuana S. Wilcher. In March 2021, the Board undertook the same review and affirmatively determined that former director Daniel L. Shaw met the criteria for director independence set forth above and thus was independent. In making its independence determinations, the Board considered that because financial institutions are required to own Voting Common Stock to participate in some of Farmer Mac’s programs, transactions often occur in the ordinary course of business between Farmer Mac and companies or other entities at which some of the current directors or director nominees are or have been officers or directors. In particu- lar, the Board evaluated for each of Messrs. Brack, Sexton, and Ware all transactions between Farmer Mac and the company where each serves as a director. Those transactions included: (i) purchases by Farmer Mac of qualified agricultural mortgage loans and rural utilities loans (and participation interests in each); (ii) entering into long-term standby commitments to purchase qualified loans by Farmer Mac; (iii) purchases by Farmer Mac of USDA-guaranteed portions of loans; (iv) purchases and guarantees of AgVantage securities by Farmer Mac secured by rural utilities loans; and (v) the annual amount of guarantee and commitment fees paid to Farmer Mac by the related company and any servicing or other fees received by that company from Farmer Mac. In each case, the transactions had terms and conditions comparable to those applicable to entities unaffiliated with Farmer Mac. The Board affirmatively determined that none of the relationships were material under the independence criteria. For more information about trans- actions between Farmer Mac and entities affiliated with its current directors, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Results of Operations—Related Party Transactions” and Note 3 in Farmer Mac’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 28, 2022. Board of Directors Meetings and Committees The Board held 8 meetings in 2021. Each member of the Board attended 75% or more of the aggregate number of Board meetings and meetings of the committees on which he or she served during 2021. All members of the Board are expected to attend the Meet- ing, which is held along with a regularly scheduled meeting of the Board. All current members of the Board attended the 2021 Annual Meeting of Stockholders virtually. The Board Chair generally presides over all meetings of the Board, including regularly scheduled execu- tive sessions of the Board in which members of management do not participate. Farmer Mac’s Corporate Governance Guidelines provide that the Board Chair or the majority of the Board may designate any other director to preside over executive sessions of non-management directors. The Board currently has eight standing committees to help the Board perform its responsibilities: Audit Committee, Compensation Committee, Corporate Governance Committee, Credit Risk Committee, Enterprise Risk Committee, Financial Risk Committee, Public Policy and Corporate Social Responsibility Committee, and Strategy and Business Develop- ment Committee. Each director serves on at least two committees. The Board also forms ad hoc committees from time to time. CORPORATE GOVERNANCE MATTERS 5

The following table shows the standing committees on which each current member of the Board serves: Audit Compensation Corporate Governance Credit Risk Enterprise Risk Financial Risk Public Policy and Corporate Social Responsibility Strategy and Business Development Brack C l l Davidson C l l Dobrinski l l l Engebretsen l l C Faivre l l C Gales l C l Johnson l l Junkins C l l McKissack l l l Sexton l l l Stones l l l Tiarks l l l Ware l l l Watts l C l Wilcher l l C l Member C Chair See “Class A Nominees,” “Class B Nominees,” and “Directors Appointed by the President of the United States” under “Proposal 1: Election of Directors—Information about Nominees for Directors” for more information about the current members of the Board who are standing for re-election at the Meeting. CORPORATE GOVERNANCE MATTERS 6

The following table summarizes the key responsibilities of each standing Board committee, as well as the number of meetings each committee held during 2021: Name of Board Committee Number of Meetings Held in 2021 Key Committee Responsibilities Audit 9 Engages an independent auditor to audit the financial statements and internal control over financial reporting of Farmer Mac; approves any non-audit services by this independent auditor; reviews the scope of audits as recommended by the independent auditor and Farmer Mac’s internal audit function; and assists the Board in overseeing the integrity of financial statements and legal and compliance requirements Compensation 6 Approves and/or makes recommendations to the Board on compensation and benefit plans for Farmer Mac’s directors and designated executive officers Corporate Governance 9 Recommends nominees for election to the Board; reviews and approves corporate governance policies and corporate governance guidelines; reviews reports on processes and procedures established to support and monitor compliance with Farmer Mac’s code of business conduct and ethics and related corporate policies; resolves conflicts of interest; and exercises certain powers of the Board during the intervals between meetings of the Board Credit Risk 6 Oversees all policy matters relating to changes to Farmer Mac’s credit, collateral valuation, underwrit- ing, and loan diversification standards; makes recommendations to the Board on credit matters Enterprise Risk 6 Oversees Farmer Mac’s enterprise-wide risk management framework and risk across Farmer Mac as a whole and across all risk types; assists the Board and Farmer Mac’s executive officers to identify, evaluate, monitor, and manage or mitigate internal and external risks related to Farmer Mac’s business Financial Risk 6 Determines Farmer Mac’s financial policies and oversees its financial affairs Public Policy and Corporate Social Responsibility 5 Considers matters of public policy related to Farmer Mac’s business, including Farmer Mac’s relation- ship with and policies regarding borrowers, Congress, and governmental agencies; oversees policy matters relating to corporate social responsibility, including diversity, equity, and inclusion Strategy and Business Development 5 Oversees and makes recommendations to the Board on Farmer Mac’s overall business strategy, the development and monitoring of Farmer Mac’s lines of business, and the marketing strategies for Farmer Mac’s products and services; monitors Farmer Mac’s success in accomplishing business development goals in its business plan Each of these standing Committees oversees aspects of Farmer Mac’s enterprise risk management as described below. See “Proposal 1: Election of Directors” for more information about the Corporate Governance Committee. See “Executive Compensation Governance” for more information about the Compensation Committee. See “Report of the Audit Committee” and “Proposal 2: Selection of Independent Auditor” for more information about the Audit Committee. See “Enterprise Risk Management” for more information about the Enterprise Risk Committee. CORPORATE GOVERNANCE MATTERS 7

committees in accordance with the allocation of risk oversight reflected in the charter of each committee. The other Board committees report on significant risks identified within their jurisdictions to the Enterprise Risk Committee, and the Enterprise Risk Committee provides a report on any identified risks to the full Board at each Board meeting. Farmer Mac’s Enterprise Risk Officer regularly reports to the Board and the Enterprise Risk Committee regarding the enterprise-wide risk manage- ment program and conducts Board training sessions and facilitates discussions on risk-related topics and best practices. Farmer Mac’s Enterprise Risk Officer is also responsible for assisting Farmer Mac’s executive officers to develop and monitor a risk management program, policies, procedures, and controls in the context of Farmer Mac’s stra- tegic objectives and to identify, monitor, and report any current and emerging risks. Farmer Mac’s Enterprise Risk Officer also has a report- ing line to the Enterprise Risk Committee and regularly updates that committee on discussions with management and the other Board com- mittees about Farmer Mac’s risk management program and any current and emerging risks, risk management issues, or compliance concerns. Farmer Mac’s compliance function manages Farmer Mac’s policies and procedures framework, operates the compliance program, and conducts compliance risk assessments to identify key compliance risks. Farmer Mac’s internal audit function annually compiles a risk assessment and, under the oversight of the Audit Committee, conducts periodic audits of each of the various risk areas within Farmer Mac at least once every three years. The internal credit review function provides an independent assessment of credit risk and reports directly to the Credit Risk Committee. The Board oversees the risk management function of Farmer Mac and has established, maintained and periodically updated Farmer Mac’s enterprise-wide risk management program. Farmer Mac’s executive officers have the primary responsibility for identifying, measuring, man- aging, and reporting the risks associated with Farmer Mac’s business, including strategic, operational, financial, credit, liquidity and funding, market, cybersecurity, human capital, legal or regulatory, compliance, technology, third party, reputational, political, and emerging and other risks. The Board currently oversees Farmer Mac’s enterprise risk through the Enterprise Risk Committee and the delegation of specific areas of risk by the Board to the other Board committees, as well as through Farmer Mac’s Enterprise Risk Officer and the compliance, internal audit, and internal credit review functions. The Enterprise Risk Committee assists the Board to oversee the ade- quacy and design of Farmer Mac’s enterprise-wide risk management program, including the strategies, policies, procedures, and process- es established by the Board and Farmer Mac’s executive officers to identify, evaluate, monitor, and manage or mitigate major risks both in Farmer Mac’s business and facing Farmer Mac from external sources. The Enterprise Risk Committee periodically assesses management’s implementation of the enterprise-wide risk management program, recommends improvements and adjustments to the risk management program in accordance with the evolution, growth, and development of Farmer Mac’s business, capital structure, risk allocation, complexi- ty, and industry best practices. The Enterprise Risk Committee assists the Board to oversee risk across Farmer Mac as a whole and across all risk areas, and to oversee the mapping and allocation of certain specific risk-related oversight responsibilities to the appropriate Board Enterprise Risk Management The following table summarizes the key risk areas overseen by each Board committee: Name of Board Committee Risks Overseen by Board Committee Audit Financial reporting and accounting practices of Farmer Mac, as well as primary oversight of whistleblower complaints related to accounting and auditing matters, allegations of fraud, and regulatory compliance Compensation Alignment of Farmer Mac’s compensation policies and plans with its overall risk tolerance, as well as oversight of all human resources issues such as employee benefits, employee development and retention, and staff turnover Corporate Governance Governance policies of Farmer Mac and compliance with Farmer Mac’s code of business conduct and ethics and related corporate policies Credit Risk Credit risks related to Farmer Mac’s business, including credit underwriting, loan servicing, loan documentation, and counterparty risk Enterprise Risk Farmer Mac’s overall enterprise-wide risk management program, risk governance structure, cybersecurity, security breaches, data governance, business continuity planning, model risk assessment, risk governance and management practices, and risk tolerance and risk appetite levels Financial Risk Farmer Mac’s finance-related risks, including asset and liability management, funding risk, changes in asset values, investment quality, liquidity risk, and compliance with the Board’s capital adequacy, investment, and interest rate risk policies Public Policy and Corporate Social Responsibility Farmer Mac’s exposure to political, regulatory, and reputational risks Strategy and Business Development Farmer Mac’s exposure to customer reputational risks, risks related to the development and maintenance of Farmer Mac’s customer relationships, and strategic execution risk CORPORATE GOVERNANCE MATTERS 8

Only proper proposals under Rule 14a-8 under the Exchange Act that are timely received will be included in the Proxy Statement and related proxy card for Farmer Mac’s 2023 Annual Meeting of Stockholders. If any stockholder eligible to do so intends to pres- ent a proposal for consideration at Farmer Mac’s 2023 Annual Meet- ing of Stockholders under Rule 14a-8 under the Exchange Act, Farmer Mac’s Secretary must receive the proposal on or before December 22, 2022 to be considered for inclusion in the 2023 Proxy Statement. Proposals should be sent to Farmer Mac’s Secretary at 1999 K Street, N.W., Fourth Floor, Washington, D.C. 20006. The By-Laws provide that stockholders who seek to bring other business before a meeting of stockholders, other than the election of directors, generally must provide notice of that intent not earlier than 120 calen- dar days nor later than 90 calendar days before the first anniversary of the immediately preceding year’s annual meeting of stockholders, and, in that notice, provide Farmer Mac with relevant information about the proposal. Any stockholder proposal received by Farmer Mac’s Secretary before January 19, 2023 or after February 18, 2023 will be considered untimely and, if presented at the 2023 Annual Meeting of Stockhold- ers, the Proxy Committee, as then constituted, will have the right to exercise discretionary voting authority on that proposal to the extent authorized by Rule 14a-4(c) under the Exchange Act. For information about stockholders’ nominations of individuals to stand for election as a director at an annual meeting, see “Proposal 1: Election of Directors—Stockholder Director Nominations.” Communications with the Board Stockholders and other interested parties may communicate directly with members of the Board by writing to them at Federal Agricultural Mortgage Corporation, 1999 K Street, N.W., Fourth Floor, Washington, D.C. 20006. Code of Business Conduct and Ethics Stockholder Proposals Farmer Mac has adopted a code of business conduct and ethics (“Code of Conduct”) that applies to all directors, officers, employ- ees, and agents of Farmer Mac, including Farmer Mac’s principal executive officer, principal financial officer, principal accounting officer, and other senior financial officers. The Code of Conduct was most recently amended in May 2021. A copy of the Code of Conduct is available on Farmer Mac’s website, www.farmermac.com, in the “Corporate Governance” portion of the “Investors” section. Farmer Mac will post any amendment to, or waiver from, a provision of the Code of Conduct in that same location on its website. A print copy of the Code of Conduct is available free of charge upon written request to Farmer Mac’s Secretary at 1999 K Street, N.W., Fourth Floor, Washington, D.C. 20006. Each year, at the annual meeting, the Board submits to the stock- holders its recommended nominees for election as directors. The Audit Committee’s selection of an independent auditor for the year is also submitted for stockholder ratification at each annual meeting in accordance with Farmer Mac’s By-Laws. The Board may, upon proper notice, also present other matters to the stockholders for action at an annual meeting, including presenting proposals such as those in this Proxy Statement for the approval, on an advisory basis, of the com- pensation of Farmer Mac’s named executive officers. Besides those matters presented by the Board, the stockholders may be asked to act at an annual meeting upon proposals timely submitted by eligible holders of Voting Common Stock. Under Rule 14a-8(e) under the Securities Exchange Act of 1934, as amended (“Exchange Act”), proposals of stockholders to be presented at the Meeting were required to be received by Farmer Mac’s Secretary on or before December 6, 2021 for inclusion in this Proxy Statement and the accompanying proxy card. Other than the election of ten members to the Board, the ratification of the appointment of PricewaterhouseCoopers LLP as Farmer Mac’s independent auditor for fiscal year 2022, and the approval, on an advisory basis, of the compensation of Farmer Mac’s named executive officers disclosed in this Proxy Statement, the Board knows of no other matters to be presented for action at the Meeting. If any other matters not known when this Proxy Statement was printed are properly brought before the Meeting or any adjournment or postponement of the Meeting, the Proxy Committee intends to vote proxies in accordance with its members’ best judgment. CORPORATE GOVERNANCE MATTERS 9

Farmer Mac’s charter provides that five of Farmer Mac’s directors are elected by the Class A Holders and that five directors are elected by the Class B Holders. At the Meeting, ten directors will be elected for one-year terms. All five of the Class A nominees and all five of the Class B nominees currently are members of the Board who are stand- ing for re-election. The directors elected by the Class A Holders and the Class B Holders at the Meeting will hold office until Farmer Mac’s 2023 Annual Meeting of Stockholders, or until their respective succes- sors have been duly elected and qualified. The charter also provides that the President of the United States appoints five members to the Board with the advice and consent of the United States Senate (“Appointed Members”). The Appoint- ed Members serve at the pleasure of the President of the United States, who also designates one of the Appointed Members as the Board Chair. After the election at the Meeting, the Board will consist of the five Appointed Members named under “—Information about Nominees for Directors—Directors Appointed by the President of the United States” below (or such other Appointed Members who may be appointed by the President and confirmed by the Senate between March 29, 2022 and May 19, 2022) and the ten members who are elected by the holders of Farmer Mac’s Voting Common Stock. PROPOSAL 1: ELECTION OF DIRECTORS Selection of Director Nominees by Board Board Structure The Corporate Governance Committee facilitates the selection of director nominees. Farmer Mac’s By-Laws require the Corporate Governance Committee to consist of two Appointed Members (one of whom serves as the chair of the Corporate Governance Committee), two directors elected by the holders of the Class A Voting Common Stock, and two directors elected by the holders of the Class B Voting Common Stock. The Corporate Governance Committee Charter requires that both the Board Chair and the Board Vice Chair serve on the Corporate Governance Committee as long as each is determined to be “independent” under the independence criteria in Farmer Mac’s Corporate Governance Guidelines. The current members of the Corporate Governance Committee are: Appointed Members Junkins (chair) and Wilcher; Class A directors Brack and Ware; and Class B directors Davidson and Dobrinski. As described under “Corporate Governance Matters—Director Independence,” the Board has determined that all of the current members of the Corporate Governance Committee are “independent” as defined under Farmer Mac’s Corporate Governance Guidelines, which prescribe independence criteria that meet or exceed all standards for director independence under applicable SEC and NYSE rules. The Corporate Governance Committee Charter and Farmer Mac’s Corporate Governance Guidelines are available on Farmer Mac’s website, www.farmermac.com, in the “Corporate Governance” portion of the “Investors” section. Print copies of the Corporate Governance Committee Charter and Farmer Mac’s Corporate Governance Guidelines are available free of charge upon written request to Farmer Mac’s Secretary at 1999 K Street, N.W., Fourth Floor, Washington, D.C. 20006. In identifying and evaluating potential director candidates, the Corporate Governance Committee adheres to the criteria set forth in the By-Laws and the Corporate Governance Guidelines, as well as a policy statement on directors adopted by the Board that expresses the general princi- ples that should govern director selection and conduct. The Corporate Governance Committee annually reviews the appropriate qualifications, skills, and characteristics required of Board members in the context of the composition of the Board as a whole at that time and in accordance with the criteria in the By-Laws. The Corporate Governance Committee’s assessment includes a Board member’s qualification as to indepen- dence, as well as issues of judgment, skills (such as understanding of relevant industries, technologies, or disciplines), and financial expertise, all in the context of an assessment of the perceived needs related to the effective operation of the Board and its committees at that time. The Corporate Governance Committee strives to identify and retain as members of the Board individuals who have the qualities, busi- ness background, and experience that will enable them to contribute significantly to the development of Farmer Mac’s business and its future success. The Board has determined that its elected members should be comprised of individuals with a variety of business backgrounds and experiences who have a broad perspective and good record of accomplishment as senior members of agricultural, rural utility, or other relevant business entities; as agricultural, rural utility, or commercial lenders; as accountants or auditors; or as entrepreneurs. The Board believes that talent, diversity, and inclusion are sources of pride for Farmer Mac and contribute to its strong financial performance for its stockholders and achievement of its mission in serving rural America. The Board believes that its membership should reflect diversity in the broadest sense, including diversity of race, gender, ethnicity, age, geography, background, and experience and training from different disciplines and industries. PROPOSAL 1: ELECTiON OF DiRECTORS 10

11 In recommending a nominee for director, the Corporate Governance Committee also considers an individual’s ability to represent objec- tively all of Farmer Mac’s stockholders, as well as his or her charac- ter, judgment, fairness, and overall ability to serve Farmer Mac. Thus, besides considering the current needs of the Board and the quality of an individual’s professional background and experience, the Corporate Governance Committee seeks individuals who: Ÿ  have integrity, independence, an inquiring mind, an ability to work with others, good judgment, intellectual competence, and motivation; Ÿ  have the willingness and ability to represent all stockholders’ inter- ests, and not just the particular stockholders that elect the director to serve on the Board; Ÿ  have an awareness of, and a sensitivity to, the statutory mandate of Farmer Mac; Ÿ  are willing to commit the necessary time and energy to prepare for and attend Board and committee meetings; and Ÿ  are willing and have the ability to present their views and opinions in a forthright manner, but, upon the conclusion of deliberations, to act in the best interests of Farmer Mac and all of its stockholders, and, once a decision is reached by a majority, to support the decision. The Corporate Governance Committee and the Board exercise judg- ment in applying these factors to select director nominees. In identifying potential candidates for the Board, the Corporate Governance Committee considers suggestions from Board mem- bers, management, stockholders, and others. From time to time, the Corporate Governance Committee may retain a search firm to help identify potential candidates and gather information about the background and experience of those candidates. The Corporate Governance Committee will consider all proposed nominees, including stockholder nominees, in light of the qualifications discussed above and the assessed needs of the Board at the time. The Corporate Governance Committee recommended five individuals to be considered for election as Class A nominees and five individuals to be considered for election as Class B nominees, and the Board has approved these recommendations. The individuals recommended by the Corporate Governance Committee are referred to collectively as the “Nominees.” The Nominees will stand for election to serve for terms of one year each, or until their respective successors are duly elected and qualified. All ten Nominees are current members of the Board standing for re-election. AgriBank, FCB, the holder of 40.3% of the Class B Voting Common Stock, recommended to the Corporate Governance Committee that Richard H. Davidson and Roy H. Tiarks be renominated for election to the Board. CoBank, ACB, the holder of 32.6% of the Class B Voting Common Stock, recommended to the Corporate Governance Committee that Everett M. Dobrinski and Amy H. Gales be renominated for election to the Board. Farmer Mac did not pay any fees to any director search firms or other third parties to help identify and evaluate the Nominees. Farmer Mac’s By-Laws contain, among other provisions, an advance notice of director nomination provision to provide a process for the delivery of timely and proper notices for stockholder nominations. The exclusive means by which eligible holders of Farmer Mac’s Class A and Class B Voting Common Stock may nominate an individual to stand for election to the Board at an annual meeting of stockholders are set forth in Farmer Mac’s By-Laws and summarized below. Timely Notice. Stockholders seeking to nominate persons for election to the Board at an annual meeting of stockholders must deliver a timely and proper advance written notice to Farmer Mac, which generally must be received by Farmer Mac’s Secretary not earlier than 120 calendar days nor later than 90 calendar days before the first anniversary of the immediately preceding year’s annual meeting of stockholders. For the 2023 Annual Meeting of Stockholders, Farmer Mac must receive written nominations submitted by the holders of Farmer Mac’s Voting Common Stock on or after January 19, 2023 through February 18, 2023, and those submissions shall be directed to Farmer Mac’s Secretary at 1999 K Street, N.W., Fourth Floor, Washington, D.C. 20006. Proper Notice. For a stockholder’s advance notice of director nomina- tion to be proper, it must be in proper written form and be accompanied by the documentation prescribed in “Nominee Eligibility” below. The content of the advance notice for director nomination must include specified representations from the stockholder and provide detailed information about, among other things, the nominating person, stock ownership and related filing obligations under the Exchange Act, each proposed nominee, and certain compensation arrangements. Nominee Eligibility. Prospective director nominees must satisfy specified requirements to be eligible for nomination by a stockholder for election as a director, including requirements to deliver a written questionnaire prescribed by Farmer Mac about the background and qualifications of the proposed nominee and a written representa- tion and agreement in the form prescribed by Farmer Mac. Farmer Mac’s Secretary will provide the forms of written questionnaire, rep- resentation, and agreement described in this paragraph upon written request by the stockholder. Farmer Mac’s Secretary must receive these completed documents within the timeframe specified in this section to be considered timely notice. Stockholder Director Nominations PROPOSAL 1: ELECTiON OF DiRECTORS

12 Ÿ  be a natural person over 21 years of age; Ÿ  be a U.S. citizen (which includes a naturalized citizen); Ÿ  be financially literate (i.e., able to read and understand finan- cial statements and comprehend general financial concepts); Ÿ  have some knowledge about one or more areas of Farmer Mac’s business; Ÿ  not have been convicted of any criminal offense involving dishonesty or a breach of trust; information about Nominees for Director Each of the Nominees has consented to being named in this Proxy Statement and to serve if elected. Each of the Nominees has been principally employed in his or her current position for the past five years unless otherwise noted. If any of the ten Nominees named below is unable or unwilling to stand as a candidate for the office of director on the date of the Meeting or at any adjournment or postponement of the Meeting, the proxies received to vote for that Nominee will be voted for any substitute or other nominee as the Board may designate. The Board has no reason to believe that any of the Nominees will be unable or unwilling to serve if elected. The Board of Directors unanimously recommends that Class A Holders and Class B Holders vote FOR all of the Nominees, as applicable, listed below for election as directors. Stockholders are encouraged to review Farmer Mac’s By-Laws containing the requirements described in this section, which were included as Exhibit 3.1 to Farmer Mac’s Current Report on Form 8-K filed with the SEC on May 12, 2020. PROPOSAL 1: ELECTiON OF DiRECTORS Ÿ  not have been found to have violated any provision of the Farm Credit Act of 1971, any banking laws, or any federal or state securities laws, including but not limited to, the Securities Act or the Exchange Act; Ÿ  not have had a professional license suspended or revoked; and Ÿ  satisfy such other criteria for service as may be imposed by applicable law, including, but not limited to, the rules and regulations of the SEC and any national securities exchange where Farmer Mac’s shares are listed or traded. The By-Laws provide that, at a minimum, a proposed nominee must:

PROPOSAL 1: ELECTION OF DIRECTORS

Class A Nominees



DENNIS L. BRACK | **DIRECTOR SINCE: JUNE 7, 2001** | **AGE: 69**

DENNIS L. BRACK, 69, has been a member of the Board of Directors of Farmer Mac since June 7, 2001 and serves as chair of the Audit Committee and as a member of the Corporate Governance Committee and the Credit Risk Committee. Mr. Brack served as President and Chief Executive Officer of Bath State Bank in Bath, Indiana, from 1988 to 2007. He has remained as a director of Bath State Bank and is currently a director of the board of Bath State Bancorp, the holding company for the bank. He served as a member of the board of directors of Franklin County Community Foundation in Brookville, Indiana, from 2007 until his retirement from the board in 2016 and served as a member of its investment committee from 1999 to 2009. Mr. Brack has recently worked on the steering committees for Comprehensive Plan Development in both Franklin and Union Counties, Indiana. He was also a director of the Indiana Bankers Association from 1994 to 1996 and previously served a three-year term on the Purdue University Dean's Advisory Council for the College of Agriculture. Mr. Brack received his Bachelor of Science in Accounting from Miami University of Ohio.



JAMES R. ENGEBRETSEN | **DIRECTOR SINCE: JUNE 5, 2008** | **AGE: 66**

JAMES R. ENGEBRETSEN, 66, has been a member of the Board of Directors of Farmer Mac since June 5, 2008 and serves as chair of the Financial Risk Committee and as a member of the Audit Committee and the Compensation Committee. Mr. Engebretsen currently serves as a member of the board of directors for Agreed, a software company in Utah that he joined in 2019. He has served as an advisor to Epic Ventures since January 2014, and several startup companies such as Divvy and Emersion Learning since 2016 and Freshlime since 2018. He serves as an advisor to SGT Capital and has also served as an advisor to XIO Group from June 2016 to 2018 and The RBL Group from October 2016 until 2019. Mr. Engebretsen is the former Assistant Dean of the Marriott School of Management at Brigham Young University, where he served as Professor of Finance from 2004 until August 2014. He formerly served as the Managing Director of the Peery Institute of Financial Services at the Marriott School from 2004 to 2006. He joined the Marriott School with nearly fifteen years of work experience at Lehman Brothers, JP Morgan, and Goldman Sachs in New York and Philadelphia. Mr. Engebretsen left Goldman Sachs in 1995 to set up his own hedge fund, Associates Capital Management. He is a registered investment advisor and earned his Master of Business Administration and Bachelor of Science in Economics from Brigham Young University.



MITCHELL A. JOHNSON | **DIRECTOR SINCE: JUNE 12, 1997** | **AGE: 80**

MITCHELL A. JOHNSON, 80, has been a member of the Board of Directors of Farmer Mac since June 12, 1997 and serves as a member of the Financial Risk Committee and the Strategy and Business Development Committee. Mr. Johnson is a financial consultant. He is also a trustee of, and during the past several years has served as director for the Advisors' Inner Circle Funds, the Advisors' Inner Circle Funds II, The Bishop Street Funds, and SEI Funds. Mr. Johnson formerly was President of MAJ Capital Management, Inc., an investment management firm that he founded in 1994 following his retirement from the Student Loan Marketing Association ("Sallie Mae"). During his 21 years with Sallie Mae, Mr. Johnson held numerous positions within that organization, including, for the seven years preceding his retirement, Senior Vice President, Corporate Finance. He has been a trustee of Citizens Funds, Rushmore Funds, and Diversified Funds. Mr. Johnson also served as a director of Eldorado Bancshares, Inc., the holding company for Eldorado and Antelope Valley Banks.

13

14 ERIC T. McKISSACK, 68, has been a member of the Board of Directors of Farmer Mac since February 23, 2021 and serves as a member of the Audit Committee, the Compensation Committee, and the Financial Risk Committee. Mr. McKissack is founder and former CEO of Channing Capital Management, LLC. He retired from Channing, an institutional investment advisory firm, in December 2019 after 16 years. Before founding Channing, Mr. McKissack was Vice Chairman and Co-Chief Investment Officer of Ariel Capital Management (now known as Ariel Investments). Before joining Ariel in 1986, Mr. McKissack worked for five years as a research analyst for First Chicago and First Chicago Investment Advisors. Mr. McKissack currently serves as chair of the board of FlexShares, a family of publicly-traded ETF funds managed by Northern Trust, and serves on the audit and governance committees. He is also an independent trustee on the board of Morgan Stanley Pathway Funds where he chairs the governance committee. He also serves on the boards of directors of two related, privately-held engineering and design firms, McKissack & McKissack of Washington, and McKissack & McKissack Midwest. Mr. McKissack received a BS in Management from the Massachusetts Institute of Technology. He also holds an MBA from the University of California at Berkeley. He has also earned the Chartered Financial Analyst® designation. Class A Nominees ERiC T. MCKiSSACK TODD P. WARE, 56, has been a member of the Board of Directors of Farmer Mac since May 9, 2019 and serves as a member of the Corporate Governance Committee, the Compensation Committee, and the Strategy and Business Development Committee. Mr. Ware has served as President and Chief Executive Officer of Licking Rural Electrification—The Energy Cooperative in Newark, Ohio, since January 2012. He previously served as its Vice President and Chief Financial Officer from 2001 until 2012 and Vice President – Finance from 1998 to 2000. From June 2015 to June 2021, Mr. Ware served on the board of directors of National Rural Utilities Cooperative Finance Corporation, during which time he served on that board’s audit, compensation, corporate relations, and loan committees. Mr. Ware has served as a member of the board of directors of Buckeye Power Cooperative since 2012. He currently serves as its Treasurer and as a member of its executive committee, rate committee, and risk management committee, and previously served on its reliability committee. He has also served as a member of the boards of directors of Altheirs Oil Corporation since 2002, National Gas & Oil Cooperative since 2002, The Ohio State University-Newark Regional Campus Advisory Board since 2016, and Cardinal Operating Company since 2019. Mr. Ware received his Bachelor of Science in Accounting from The Ohio State University. TODD P. WARE DiRECTOR SiNCE: FEBRUARY 23, 2021 DiRECTOR SiNCE: MAY 9, 2019 AGE: 68 AGE: 56 PROPOSAL 1: ELECTiON OF DiRECTORS

PROPOSAL 1: ELECTION OF DIRECTORS

Class B Nominees



RICHARD H. DAVIDSON | **DIRECTOR SINCE: JUNE 3, 2010** | **AGE: 77**

RICHARD H. DAVIDSON, 77, has been a member of the Board of Directors of Farmer Mac since June 3, 2010, and serves as chair of the Compensation Committee and as a member of the Corporate Governance Committee and the Enterprise Risk Committee. Mr. Davidson is also the President of Davidson Farms, Inc. and Vice President of DSF, Inc., which consists of a grain farm, cow/calf herd, and beef cattle operation located south of Columbus, Ohio. Mr. Davidson has been operating Davidson Farms, Inc. since 1970 and, together with his son, operating DSF, Inc. since 2001. Mr. Davidson served as a member of the AgriBank, FCB board of directors from March 2005 to March 2021. He currently serves on the board of the Fayette County Charitable Foundation and was chairman of the Fayette County Planning Commission and the Fayette County Zoning Commission. Mr. Davidson has previously served on the board and as chairman of West Central Ohio Port Authority (railroad), Fayette Landmark, Inc. Co-op Supply Business, and Fayette County Farm Bureau. He has also previously served on the board of the Columbus Production Credit Association, the Southern Ohio Farm Credit Association, Southern State Community College, Robinson Seed Company, Inc. Stock Company, Fayette County Chamber of Commerce, and Royster Clark, Inc. Stock Company (fertilizer and agricultural supply). Mr. Davidson is a graduate of The Ohio State University with a degree in Agricultural Economics.



EVERETT M. DOBRINSKI | **DIRECTOR SINCE: MAY 9, 2019** | **AGE: 75**

EVERETT M. DOBRINSKI, 75, has been a member of the Board of Directors of Farmer Mac since May 9, 2019 and serves as a member of the Audit Committee, the Corporate Governance Committee, and the Public Policy and Corporate Social Responsibility Committee. Mr. Dobrinski operated Dobrinski Farm, a cereal grain and oilseed farm located in Makoti, North Dakota, from 1970 until his retirement in December 2018. Mr. Dobrinski served as a member of CoBank, ACB's board of directors since 1999, and also served as a member of its audit committee until his retirement in December 2019. He previously served as chair of CoBank, ACB's board of directors and chair of its executive committee from 2008 through 2017 and chair of its compensation committee from 2008 through 2012. Mr. Dobrinski has served on CoBank's nominating committee since January 2022. Mr. Dobrinski previously served as a member of the St. Paul Bank for Cooperatives board of directors from 1990 through 1992 and from 1994 through 1999 and served as board vice-chair in 1998 and 1999 before its merger with CoBank, ACB. He served as a member of the board of directors of The Farm Credit Council since 2006 and of the board of directors of the North Dakota Coordinating Council for Cooperatives since 1994 until his retirement on December 31, 2019. Mr. Dobrinski also previously served two terms in the North Dakota House of Representatives on the Tax and Finance Committee and on the boards of several cooperative organizations. Mr. Dobrinski earned a Bachelor's degree from the University of North Dakota.



AMY H. GALES | **DIRECTOR SINCE: MAY 12, 2020** | **AGE: 63**

AMY H. GALES, 63, has been a member of the Board of Directors of Farmer Mac since May 12, 2020 and serves as chair of the Credit Risk Committee and as a member of the Audit Committee and Financial Risk Committee. Ms. Gales served as Executive Vice President of CoBank, ACB, and was a member of CoBank's management executive committee from 2016 to 2018. Ms. Gales also served at CoBank in the roles of Executive Vice President, Regional Agribusiness Banking Group, Central Region President, and Region Vice President, Minneapolis Banking Center, from 2007 to 2016. Ms. Gales previously served as Vice President, Commercial Banking at Wells Fargo, N.A. from 2006 to 2007, as Vice President, Commercial Lending at Commerce Bank, N.A. from 2002 to 2006, the Executive Director for Value-Added Agriculture Development Center from 1999 to 2002, and CEO and General Manager of the United Farmers Cooperative from 1997 to 1999. She began her career at St. Paul Bank for Cooperatives, where she served in various roles from 1981 to 1997, including as Vice President and Banking Center Manager. She has served on various boards during her career, including Farm Credit Leasing (a wholly-owned subsidiary of CoBank). Ms. Gales earned a bachelor's degree in business administration with an emphasis in finance from the University of Minnesota's Carlson School of Management.

15

16 ROBERT G. SEXTON, 62, has been a member of the Board of Directors of Farmer Mac since May 5, 2018 and serves as a member of the Credit Risk Committee, the Financial Risk Committee, and the Public Policy and Corporate Social Responsibility Committee. Mr. Sexton has operated a citrus growing and packing business since 1983 through a number of entities, including Sexton Grove Holdings, LLC, Sexton Citrus, LLC, Oslo, Inc., and Oslo Packing Company, Inc. He currently serves as President of the Oslo Citrus Growers Association and has been a member of this organization since 1983. He also serves as President of Oslo Packing Company and Sexton Inc., closely-held commercial real estate companies, since August 2019. Mr. Sexton also co-owns Orchid Island Juice Company, which he and his wife founded in 1989. Mr. Sexton has served on the board of directors of Farm Credit of Florida since 2011 and served as its chairman from 2015 to 2017. He previously served on the board of directors of Farm Credit of South Florida from 1996 until 2010 and served as its chairman from 2003 to 2005. Mr. Sexton also previously served on the board of directors of AgFirst Farm Credit Bank from 2000 to 2011 and again from 2013 to 2016 and served as its chairman from 2007 to 2009. Mr. Sexton has also previously served on the boards of several other organizations, including the Indian River Citrus League, the Florida Citrus Packers Association, and Highland Exchange Service Cooperative. Mr. Sexton earned a Bachelor of Science in Business Administration and a Master of Business Administration from the University of Florida. Class B Nominees ROBERT G. SEXTON ROY H. TIARKS, 71, has been a member of the Board of Directors of Farmer Mac since May 13, 2021 and serves as a member of the Credit Risk Committee, the Enterprise Risk Committee, and the Strategy and Business Development Committee. Mr. Tiarks has been an active self-employed farmer for the last 48 years. He has also served on various boards over the past 37 years, including: the board of directors of Federal Farm Credit Banks Funding Corporation from 2001 to 2013, where he served on the risk, governance, and compensation committees; the board of directors of AgriBank, FCB from 2003 to 2017, where he served on the finance, audit, risk, and compensation committees; the board of directors of AgAmerica, FCB from 1996 to 2003, where he served on the compensation, audit, and finance committees; the board of directors of PCA of the Midlands from 1986 to 1996, where he served on the finance and credit committees; and the board of directors of Agriculture PCA from 1981 to 1985, where he served on the credit committee. Mr. Tiarks graduated from Iowa State University with a two year degree in Farm Operations. ROY H. TiARKS DiRECTOR SiNCE: MAY 5, 2018 DiRECTOR SiNCE: MAY 13, 2021 AGE: 62 AGE: 71 PROPOSAL 1: ELECTiON OF DiRECTORS

PROPOSAL 1: ELECTION OF DIRECTORS

Directors Appointed by the President of the United States



SARA L. FAIVRE | **DIRECTOR SINCE: SEPTEMBER 30, 2010** | **AGE: 57**

SARA L. FAIVRE, 57, has been a member of the Board of Directors of Farmer Mac since September 30, 2010 and serves as chair of the Strategy and Business Development Committee and as a member of the Compensation Committee and the Public Policy and Corporate Social Responsibility Committee. As President of Sara Faivre, Inc, she provides executive consulting to emerging tech, agtech, and sustainable agricultural firms. Dr. Faivre serves on the advisory board of Harvest Returns, an online platform for investing in agricultural business, and is a limited partner in the GROW AgTech impact fund. Dr. Faivre has served on the board of One More Cloud, a technology company in Austin, TX, since 2018. From 2021 to March 2022, Dr. Faivre served as interim Chief Science and Technology Officer for Earthwise Global, an agtech startup. Dr. Faivre co-owns Wild Type Ranch with her husband, Ralph Mitchell, and was the principal operator from 2005-2015. Dr. Faivre co-founded and held various executive positions, including President, in two agricultural biotech startups – GenomicFX and ViaGen, Inc. – from 2000-2006. She was a researcher and faculty member for livestock and human genome projects with the USDA, University of Iowa, University of Illinois, and Texas A&M prior to becoming a biotech entrepreneur. Dr. Faivre is a board leadership fellow in the National Association of Corporate Directors and was named to NACD's Directorship 100 in 2021. She is co-chair of the Austin Chapter of Women Corporate Directors and incoming co-President of the Austin NACD advisory board. Dr. Faivre holds a B.S. in Agricultural Business and Animal Science from Iowa State University and a Ph.D. in Genetics from Texas A&M. She has also earned certificates in Executive Women Leadership, Sustainable Capitalism and ESG, and Digital Directorship.



LOWELL L. JUNKINS | **DIRECTOR SINCE: JUNE 13, 1996** | **AGE: 78**

LOWELL L. JUNKINS, 78, has been a member of the Board of Directors of Farmer Mac since June 13, 1996 and has served as Board Chair since March 30, 2022. He previously served as Board Chair from September 2010 to January 2020, Acting Board Chair from September 2008 to September 2010, and Board Vice Chair from December 2002 to September 2010 and from January 2020 to March 2022. Mr. Junkins also served as Farmer Mac's Acting President and Chief Executive Officer from December 2017 to October 2018. Mr. Junkins serves as chair of the Corporate Governance Committee and as a member of the Public Policy and Corporate Social Responsibility Committee and the Enterprise Risk Committee. He was appointed to the Board of Directors by President Clinton in April 1996 while the Senate was in recess and was confirmed by the Senate on May 23, 1997, and was reconfirmed by the Senate in June 2003 and September 2010. Mr. Junkins has worked as a political affairs consultant for Lowell Junkins & Associates in Des Moines, Iowa, since 1987. He owns and operates Hillcrest Farms in Montrose, Iowa, where he served as Mayor from 1971 to 1972. From 1974 through 1985, Mr. Junkins served as an Iowa State Senator, including as minority leader and majority leader from 1981 to 1985.



CHARLES A. STONES | **DIRECTOR SINCE: DECEMBER 22, 2020** | **AGE: 67**

CHARLES A. STONES, 67, has been a member of the Board of Directors of Farmer Mac since December 22, 2020 and serves as a member of the Audit Committee, the Credit Risk Committee, and the Strategy and Business Development Committee. Mr. Stones retired from the Kansas Bankers Association in 2019 after serving 15 years as President and 33 years overall, including roles as director of member relations, director of research, senior vice president, and head lobbyist. At the start of his career, he worked in the investment division of Fourth National Bank for seven years before joining the Kansas Bankers Association in 1986. Mr. Stones previously served on the boards of banking schools in Nebraska and Wisconsin. He graduated from Washburn University in Topeka, Kansas with a degree in Communications.

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18 Directors Appointed by the President of the United States MYLES J. WATTS, 71, has been a member of the Board of Directors of Farmer Mac since September 30, 2010 and serves as chair of the Enterprise Risk Committee and as a member of the Credit Risk Committee and the Public Policy and Corporate Social Responsibility Committee. Dr. Watts is a professor emeritus in the Department of Agricultural Economics and Economics at Montana State University, where he has been a member of the faculty since 1978 and previously served as the head of the Department for 17 years. He also previously served as an actuary for Watts and Associates, Inc. He has also served in various editorial capacities for the Journal of Agricultural and Resource Economics and has advised many governments and private organizations, including large international reinsurance companies, on an array of financial issues, mostly focusing on agricultural insurance. He was one of the primary organizers of the International Institute for Agricultural Risk Management and currently serves as a board member or in other leadership positions for a variety of nonprofit economic education groups. He has substantial experience with large reinsurance companies in various capacities. Dr. Watts received his Ph.D. from the University of Nebraska in 1978. LAJUANA S. WILCHER, 67, has been a member of the Board of Directors of Farmer Mac since December 20, 2019, and currently serves as Board Vice Chair. She previously served as Board Chair from January 17, 2020 to March 30, 2022. Ms. Wilcher serves as the chair of the Public Policy and Corporate Social Responsibility Committee and as a member of the Corporate Governance Committee and Enterprise Risk Committee. Ms. Wilcher has owned and operated Scuffle Hill Farm in Alvaton, Kentucky since 2005, where she boards horses and grows hay, alfalfa, and fescue. She serves on the board of the Warren County Conservation District and is a Certified Crop Advisor, a Master Grazer, and a Master Cattleman. Ms. Wilcher has also been a partner at the law firm English, Lucas, Priest & Owsley, LLP since 2006, where she represents clients on complex environmental permitting, enforcement, and regulatory compliance matters. Ms. Wilcher’s extensive experience as a leader and manager of large federal and state government agencies includes stints at the United States Department of Agriculture (USDA), Environmental Protection Agency (EPA), and the Commonwealth of Kentucky. She was confirmed by the United States Senate in 1989 to be the senior regulatory official for water programs at the EPA, where she served until 1993. Ms. Wilcher also served as the Cabinet Secretary of Kentucky’s Environmental and Public Protection Cabinet from 2003 to 2006, which included Kentucky’s banking, securities, and insurance regulatory agencies, among other things. She currently serves on the executive committee of the Kentucky Chamber of Commerce as vice chair for public affairs. Ms. Wilcher received a Bachelor of Science degree from Western Kentucky University and a J.D. from Salmon P. Chase College of Law, Northern Kentucky University. Ms. Wilcher has also attained the CERT Cybersecurity Oversight Certification for Directors. MYLES J. WATTS LAJUANA S. WiLCHER Besides the affiliations described above, the Nominees and Appointed Members are active in many local and national trade, commodity, charitable, educational, and religious organizations. DiRECTOR SiNCE: SEPTEMBER 30, 2010 DiRECTOR SiNCE: DECEMBER 20, 2019 AGE: 71 AGE: 67 PROPOSAL 1: ELECTiON OF DiRECTORS

PROPOSAL 1: ELECTION OF DIRECTORS

Qualifications, Attributes, Skills, and Experience To Be Represented on the Board

The Corporate Governance Committee has identified particular qualifications, attributes, skills, and experience that are important to be represented on the Board as a whole in light of Farmer Mac's current needs and business priorities. Farmer Mac's business is focused primarily on agricultural, agribusiness, and rural utilities lending. Therefore, the Corporate Governance Committee believes that the Board should include some directors who possess knowledge of the underlying industries, as well as experience in marketing and lending. Ms. Gales and Messrs. Brack, Engebretsen, Davidson, and Sexton bring to the Board relevant lending expertise; Dr. Faivre, Messrs. Brack, Engebretsen, Junkins, and Stones bring to the Board appropriate marketing experience; Dr. Faivre, Ms. Gales, Ms. Wilcher, Dr. Watts, and Messrs. Brack, Davidson, Dobrinski, Junkins, Sexton, and Tiarks bring to the Board experience in agricultural production; and Messrs. Dobrinski and Ware bring to the Board experience working in or with rural utilities.

Farmer Mac's business also involves complicated financial transactions and complex accounting issues. The Corporate Governance Committee therefore believes that the Board should include some directors with a high level of financial literacy or accounting training or experience, as well as directors with knowledge of capital markets. Ms. Gales, Messrs. Brack, Davidson, Dobrinski, Engebretsen, Johnson, McKissack, Sexton, Tiarks and Ware, and Dr. Watts bring to the Board a high level of financial literacy or accounting training or experience. Ms. Gales, and Messrs. Engebretsen, Johnson, McKissack, and Sexton have knowledge of capital markets.

As a Congressionally chartered, highly regulated, government-sponsored enterprise, Farmer Mac must comply with a variety of regulatory and statutory requirements and be aware of developments in the political arena. The Corporate Governance Committee therefore believes that governmental or political expertise should be represented on the Board. That governmental or political experience is brought to the Board by Dr. Faivre, Ms. Wilcher, Mr. Junkins, and Mr. Stones, all of whom were appointed to the Board by the President of the United States and confirmed by the Senate, as well as Messrs. Dobrinski and Sexton.

As the landscape of opportunities and risks facing Farmer Mac and its rural stakeholders changes over time, the Corporate Governance Committee believes that it is important for the Board to have members with experience in strategic planning and risk management. Ms. Wilcher, and Messrs. Brack, Engebretsen, Johnson, Junkins, and Stones have experience in strategic planning. Dr. Watts, and Messrs. Engebretsen and Sexton have experience in risk management.

That a director is not named in the discussion of a particular attribute does not mean that the director does not possess that qualification or skill, but that it is not a specific area of focus or expertise on which the Board currently relies.

BOARD QUALIFICATIONS AND SKILLS


11 Finance & Accounting
10 Agriculture Production
6 Government or Political
6 Strategic Planning
5 Capital Markets
5 Lending
5 Marketing
3 Human Resources
3 Risk Management
2 Information Technology & Cybersecurity
2 Rural Utilities

19

20 In November 2020, the Board approved the same level of base annual cash retainer payable to each director for 2021 as had been in effect for 2020 ($62,000) and approved an increase to the targeted value for the annual equity award granted to each director from $54,000 to $58,000 for 2021. The overall targeted total compensation per director of $120,000 per year for 2021 represented a 3.4% increase compared to the overall targeted total compensation of $116,000 per year for 2020. In January 2021, the Board increased the incremental annual cash retainers payable to the chairs of some committees and added new incremental annual cash retainers payable to the chairs of the four committees who did not previously receive incremental cash retainers. The incremental annual cash retainers were set at the following levels for 2021: Position 2021 incremental Retainer ($) Board Chair $40,000 Board Vice Chair $20,000 Chair of the Audit Committee $15,000 Chair of the Compensation Committee $12,000 Chair of the Corporate Governance Committee $12,000 Chair of the Credit Risk Committee $ 6,000 Chair of the Enterprise Risk Committee $12,000 Chair of the Financial Risk Committee $12,000 Chair of the Public Policy and Corporate Social Responsibility Committee $ 6,000 Chair of the Strategy and Business Development Committee $ 6,000 No director who serves as chair of a committee designated to receive an incremental annual cash retainer is entitled to receive it if that director is already receiving the incremental annual cash retainer payable to the Board Chair or the Board Vice Chair. Because the chair of the Corporate Governance Committee also serves as the Board Chair, the incremental retainer for the chair of that committee is not Compensation of Directors paid. Because the chair of the Public Policy and Corporate Social Re- sponsibility Committee served as the Board Vice Chair during 2021, the incremental retainer for the chair of that committee was not paid in 2021. The aggregate amount of cash compensation received by all persons who served on the Board in 2021 was approximately $1,082,000 for their service on the Board. This cash compensation amount includes cash payments made in lieu of dividends that would have been paid on shares of Class C Non-Voting Common Stock acquired during the year as a result of the vesting of restricted stock units (RSUs). In addition to the cash compensation, Farmer Mac also reimburses directors for expenses incurred in performing their duties as directors and pays for continuing education related to their service as directors on the Board. In lieu of all or a portion of their cash retainers, directors may elect to receive shares of Class C Non-Voting Common Stock on a quarterly basis based on the fair market value on the date of acquisition. On March 2, 2021, each of the 15 sitting Board members was grant- ed 719 time-based RSUs representing shares of Class C Non-Voting Common Stock. The number of RSUs granted was calculated in accor- dance with the Board’s policy on equity compensation grants using a targeted value of $58,000 based on the average stock price over the previous 30 calendar days ending February 23, 2021 (seven calendar days before the grant date). Based on the stock price at the time of these grants, the actual value on March 2, 2021 was $63,761 to each sitting director. Mr. Tiarks, who joined the Board during 2021 after the March 2, 2021 grant of RSUs to the then-sitting Board members, received a pro rata grant of RSUs, with the actual number of RSUs awarded based on the date he joined the Board. On May 13, 2021, the date on which Mr. Tiarks was elected to the Board, he received a grant of 468 RSUs with a fair value on the date of grant equal to $47,502. All of the RSUs granted to each director in March or May 2021 vested on March 31, 2022 other than the RSUs granted to former director Shaw. On May 13, 2021, the date Mr. Shaw left the Board as a result of not standing for re-election, he vested in 133 shares of Class C Non-Voting Common Stock based on the 719 RSUs granted to him in March 2021, with the remaining shares forfeited. PROPOSAL 1: ELECTiON OF DiRECTORS

PROPOSAL 1: ELECTION OF DIRECTORS

The following table sets forth the compensation awarded during 2021 to each person who served on the Board in 2021:

Name	Fees Earned or Paid in Cash[1]	Stock Awards[2]	All Other Compensation[3]	Total
Dennis L. Brack	$77,000	$63,761	$2,970	$143,731
Richard H. Davidson	74,000	63,761	2,970	140,731
Everett M. Dobrinski	62,000	63,761	2,970	128,731
James R. Engebretsen	74,000	63,761	2,970	140,731
Sara L. Faivre	68,000	63,761	2,970	134,731
Amy H. Gales	68,000	63,761	2,473	134,234
Mitchell A. Johnson	62,000	63,761	2,970	128,731
Lowell L. Junkins	82,000	63,761	2,970	148,731
Eric T. McKissack[4]	52,872	69,099	56	122,027
Robert G. Sexton	62,000	63,761	2,970	128,731
Daniel L. Shaw[4]	22,733	63,761	3,087	89,581
Charles A. Stones	62,000	63,761	170	125,931
Roy H. Tiarks[4]	39,267	47,502	—	86,769
Todd P. Ware	62,000	63,761	2,970	128,731
Myles J. Watts	74,000	63,761	2,970	140,731
LaJuana S. Wilcher	102,000	63,761	2,970	168,731

[1] Includes amounts that the following directors earned during 2021 and voluntarily used to purchase, at market value, newly issued shares of Class C Non-Voting Common Stock in lieu of receiving some or all of their retainers in cash: Mr. Engebretsen ($54,647), Mr. Johnson ($44,574), Ms. Gales ($33,759), Mr. McKissack ($13,087), Mr. Junkins ($3,864), and Dr. Faivre ($1,612). The amount of shares of Class C Non-Voting Common Stock received by these directors was based on the closing price of the Class C Non-Voting Common Stock, as reported by the NYSE, on the last business day of each quarter from March 31, 2021 to December 31, 2021.

[2] The grant date fair value of each RSU awarded to all sitting members of the Board on March 2, 2021 was $88.68 (the closing price of the Class C Non-Voting Common Stock on that date as reported by the NYSE). Upon retirement from the Board on May 13, 2021, Mr. Shaw vested in 133 shares valued at $12,785 based on a price of $96.13 per share (the closing price of the Class C Non-Voting Common Stock on the trading day preceding the vesting date as reported by the NYSE) and forfeited the remaining RSUs awarded to him on March 2, 2021. RSUs awarded to Mr. McKissack upon his appointment to the Board on February 23, 2021 and to Mr. Tiarks upon his election to the Board on May 13, 2021 were granted at a fair value of $83.41 and $101.50 per share, respectively (the closing price of the Class C Non-Voting Common Stock on the applicable date as reported by the NYSE). The amount shown for Mr. McKissack in this column reflects the value of a pro rata grant of RSUs upon initial appointment to the Board in February 2021 and the value of the annual grant of RSUs made to all sitting directors in March 2021.

[3] The amount received by each director during 2021 in the category "All Other Compensation" consists of the payment of cash in lieu of dividends that would have been paid on shares related to RSUs granted in March 2020, May 2020, December 2020, or February 2021, as applicable, that vested on March 31, 2021. Mr. Tiarks did not receive this payment because he did not serve on the Board before March 2021 and therefore did not receive any RSUs that vested in 2021. The amount received by Mr. Shaw, who served on the Board through May 13, 2021, also includes the payment of cash in lieu of dividends that would have been paid on shares related to RSUs granted in March 2021 that vested pro rata in May 2021 upon Mr. Shaw's retirement from the Board.

[4] Mr. Shaw retired from the Board effective May 13, 2021. Mr. McKissack was appointed to the Board on February 23, 2021 to fill a vacancy and was then re-elected to the Board on May 13, 2021. Mr. Tiarks was elected to the Board on May 13, 2021 at Farmer Mac's Annual Meeting of Stockholders.

In November 2021, the Board approved the same level of base annual cash retainer payable to each director for 2022 as had been in effect for 2021 ($62,000) and approved an increase to the targeted value for the annual equity award granted to each director from $58,000 to $62,000 for 2022. The overall targeted total compensation per director of $124,000 per year for 2022 represented a 3.3% increase compared to the overall targeted total compensation of $120,000 per year for 2021. The Board maintained the same level of incremental annual cash retainers payable to the Board Chair, the Board Vice Chair, and eight committee chairs for 2022 as in 2021.

On March 9, 2022, each of the 15 sitting Board members was granted 504 RSUs. The number of RSUs granted was calculated in accordance with the Board's policy on equity compensation grants using a targeted value of $62,000 based on the average stock price over the previous 30 calendar days ending March 2, 2022 (seven calendar days before the grant date). Based on the stock price at the time of these grants, the actual value on March 9, 2022 was $60,672 to each sitting director. All of the RSUs granted to each director on March 9, 2022 will vest on March 31, 2023 if the director is serving on the Board on that date.

21

STOCK OWNERSHIP OF DIRECTORS, DIRECTOR NOMINEES, NAMED EXECUTIVE OFFICERS, AND CERTAIN BENEFICIAL OWNERS

STOCK OWNERSHIP OF DIRECTORS, DIRECTOR NOMINEES, NAMED EXECUTIVE OFFICERS, AND CERTAIN BENEFICIAL OWNERS

Directors, Director Nominees, and Named Executive Officers

As of April 4, 2022, the sitting members of the Board, nominees for election as directors, and named executive officers of Farmer Mac listed in the table below may be considered to be "beneficial owners" of the indicated number of equity securities of Farmer Mac, as defined by SEC rules. Farmer Mac's Voting Common Stock may be held only by banks, insurance companies, and financial institutions and Farm Credit System institutions, and may not be held by individuals. Thus, no director, director nominee, or named executive officer owns, directly or indirectly, any shares of any class of Voting Common Stock. Also, Appointed Members may not be officers or directors of financial institutions and may not be beneficial owners (through affiliation) of Voting Common Stock. The Class C Non-Voting Common Stock has no ownership restrictions. For information about the beneficial owners of 5% or more of the Voting Common Stock, see "—Principal Holders of Voting Common Stock."

	Voting Common Stock		Non-Voting Common Stock[1]	
	Class A or Class B Shares (#)	Percent of Class	Class C Shares (#)	Percent of Class
Bradford T. Nordholm	—	—	39,119	*
Aparna Ramesh	—	—	4,535	*
Zachary N. Carpenter	—	—	4,428	*
Stephen P. Mullery	—	—	50,408	*
Marc J. Crady	—	—	785	*
Dennis L. Brack	—	—	8,062	*
Richard H. Davidson	—	—	12,443	*
Everett M. Dobrinski	—	—	3,839	*
James R. Engebretsen	—	—	12,579	*
Sara L. Faivre	—	—	5,507	*
Amy H. Gales	—	—	2,157	*
Mitchell A. Johnson	—	—	12,588	*
Lowell L. Junkins	—	—	8,583	*
Eric T. McKissack	—	—	939	*
Robert G. Sexton	—	—	8,651	*
Charles A. Stones	—	—	912	*
Roy H. Tiarks	—	—	468	*
Todd P. Ware	—	—	1,989	*
Myles J. Watts	—	—	13,584	*
LaJuana S. Wilcher	—	—	1,604	*
All directors and current executive officers as a group (23 persons)[2]	—	—	203,955	2.21%

22

23 *Less than 1%. (1) Does not include shares attributable to RSUs previously granted but scheduled to vest after June 3, 2022. Includes shares of Class C Non-Voting Common Stock underlying SARs that may be acquired within 60 days through the exercise of vested SARs as follows: Mr. Nordholm, 23,059 shares; Ms. Ramesh, 3,197 shares; Mr. Carpenter, 3,351 shares; Mr. Mullery, 36,187 shares; and Mr. Crady, 624 shares. Because each SAR represents the right to receive, upon exercise, an amount equal to the excess, if any, of the fair market value of a share of Farmer Mac’s Class C Non-Voting Common Stock on the date of exercise over the grant price, the actual number of shares of Class C Non-Voting Common Stock that will be received by each person upon exercise of SARs cannot be determined at this time. Therefore, the number of shares of Class C Non-Voting Common Stock beneficially owned by each named executive officer reflected in the table above related to SARs is higher than the number of shares of Class C Non-Voting Common Stock that each named executive officer will actually receive upon exercise of any vested SARs. (2) Group includes the following current executive officers: Brian M. Brinch, Zachary N. Carpenter, Marc J. Crady, Robert J. Maines, Stephen P. Mullery, Bradford T. Nordholm, Aparna Ramesh, and Kerry T. Willie. Policies on Employee, Officer, and Director Hedging of Farmer Mac Securities Farmer Mac has a policy on insider trading applicable to all directors and employees, including named executive officers, that requires compliance with the federal securities laws and adherence to Farmer Mac’s other policies and procedures (including “open windows” for sales of stock and the adoption of Rule 10b5-1 plans). Farmer Mac’s insider trading policy prohibits any director or employee (including officers) from engaging in any short sales of, or purchases or sales of puts, calls, or other derivative securities based on, Farmer Mac’s securities. STOCK OWNERSHiP OF DiRECTORS, DiRECTOR NOMiNEES, NAMED EXECUTiVE OFFiCERS, AND CERTAiN BENEFiCiAL OWNERS

STOCK OWNERSHIP OF DIRECTORS, DIRECTOR NOMINEES, NAMED EXECUTIVE OFFICERS, AND CERTAIN BENEFICIAL OWNERS

Principal Holders of Voting Common Stock

To Farmer Mac's knowledge, as of April 4, 2022, the following institutions are the beneficial owners of either 5% or more of the outstanding shares of Farmer Mac's Class A Voting Common Stock or Class B Voting Common Stock, and/or 5% or more of the total number of outstanding shares of Farmer Mac's Voting Common Stock.

Name and Address	Number of Shares Beneficially Owned	Percent of Total Voting Shares Outstanding	Percent of Total Shares Held By Class
AgFirst Farm Credit Bank 1901 Main Street Columbia, SC 29201	84,024 shares of Class B Voting Common Stock	5.49%	16.79%
AgriBank, FCB[1] 30 E. 7th Street, Suite 1600 St. Paul, MN 55101	201,621 shares of Class B Voting Common Stock	13.17%	40.30%
CoBank, ACB[2] 6340 Fiddlers Green Circle Greenwood Village, CO 80111	163,253 shares of Class B Voting Common Stock	10.66%	32.63%
Farm Credit Bank of Texas 4801 Plaza on the Lake Austin, TX 78746	38,503 shares of Class B Voting Common Stock	2.51%	7.70%
Matthew 25 Management Corp. 715 Twining Road, Suite #212 Dresher, PA 19025	77,412 shares of Class A Voting Common Stock	5.06%	7.51%
National Rural Utilities Cooperative Finance Corporation[3] 20701 Cooperative Way Dulles, VA 20166	81,500 shares of Class A Voting Common Stock	5.32%	7.91%
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	66,056 shares of Class A Voting Common Stock	4.31%	6.41%
Zions Bancorporation, National Association One South Main Street Salt Lake City, UT 84133	322,100 shares of Class A Voting Common Stock	21.04%	31.25%

[1] Richard H. Davidson was a member of the board of directors of AgriBank until March 2021. Roy H. Tiarks was a member of the board of directors of AgriBank until 2017. Messrs. Davidson and Tiarks are current members of Farmer Mac's Board and Class B Nominees. They do not beneficially own any shares held by AgriBank, FCB.

[2] Including its affiliate, CoBank, FCB. Everett M. Dobrinski was a member of the board of directors of CoBank, ACB through December 2019. Although no longer a director of CoBank, Mr. Dobrinski currently serves on CoBank's separate nominating committee that screens and interviews director candidates and recommends a slate of candidates for consideration by CoBank's membership. Amy H. Gales was employed by CoBank from 2007 to 2018, most recently as an Executive Vice President. Mr. Dobrinski and Ms. Gales are current members of Farmer Mac's Board and Class B Nominees. They do not beneficially own any shares held by CoBank, ACB or its affiliates.

[3] Todd P. Ware was a member of the board of directors of National Rural Utilities Cooperative Finance Corporation through June 2021. Mr. Ware is a current member of Farmer Mac's Board and a Class A Nominee. He does not beneficially own any shares held by National Rural Utilities Cooperative Finance Corporation.

24

EXECUTIVE OFFICERS

EXECUTIVE OFFICERS

The following table sets forth the names and ages of the current executive officers of Farmer Mac, the principal positions held by them with Farmer Mac, and the officers' experience before joining Farmer Mac.

Name	Age	Farmer Mac Positions Held and Professional Experience
Bradford T. Nordholm 	66	Mr. Nordholm was appointed to serve as President and Chief Executive Officer in October 2018. Before his appointment as Farmer Mac's Chief Executive Officer, Mr. Nordholm was employed by Starwood Energy Group Global LLC ("Starwood Energy"), an affiliate of Starwood Capital Group, in various capacities since 2006, including serving as its first Chief Executive Officer & Managing Director from 2006 to 2016, its Co-Head & Senior Managing Director from 2016 to 2017, and its Vice Chairman & Senior Managing Director since 2017. Before joining Starwood Energy, Mr. Nordholm served from 2002 to 2006 in dual capacities as the Co-Founder and Chief Executive Officer of Tyr Energy, an energy infrastructure management firm, and as the Chairman of Tyr Capital, a capital investment firm. From 1995 to 1998, Mr. Nordholm served as the Chief Executive Officer of U.S. Central, which was a wholesale financial cooperative for corporate credit unions in the United States. Mr. Nordholm also served in senior-level positions at Aquila, which was later acquired by Kansas City Power & Light, from 1999 to 2002, and at National Cooperative Bank from 1984 to 1995. He was also employed in various capacities by Federal Land Bank of St. Paul (reorganized into AgriBank FCB) and Interregional Service Corporation of Minneapolis (acquired by an entity in the Farm Credit System) from 1980 to 1984. Mr. Nordholm currently serves on the board of directors of WETA. Mr. Nordholm received a Bachelor of Arts degree in Economics from Carleton College.
Aparna Ramesh 	47	Ms. Ramesh was appointed to serve as Executive Vice President – Chief Financial Officer in January 2020. Ms. Ramesh joined Farmer Mac with over two decades of financial experience, most recently with the Federal Reserve Bank of Boston, where she served in increasingly complex and senior finance roles culminating in her appointment as Senior Vice President & Chief Financial Officer. She also served as the Chief Administrative Officer and member of the management committee for the FedNow℠ real-time payment and settlement service that was launched in 2019. In previous leadership roles at the Boston Fed, Ms. Ramesh drove transformative finance initiatives for the entire Federal Reserve System. In 2017, she was one of only 22 executives globally to be selected for the distinguished Aspen Institute Finance Leaders Fellowship for enlightened leadership in finance and society-at-large. Before joining the Boston Fed, Ms. Ramesh spent ten years in commercial banking at M&T Bank and Cambridge Savings Bank in roles spanning product management, asset-liability management, and profitability. Ms. Ramesh holds a Master of Business Administration degree from the Massachusetts Institute of Technology, Sloan School of Management; a Master's degree in Finance from the Rochester Institute of Technology; and integrated Master's degrees in Economics, Management, and Engineering from the Birla Institute of Technology and Science.
Zachary N. Carpenter 	40	Mr. Carpenter was appointed to serve as Executive Vice President – Chief Business Officer in May 2019. Mr. Carpenter has devoted much of his career to facilitating dependable credit and financial solutions for American agriculture and rural communities and has accumulated deep expertise developing and innovating financial solutions across the agribusiness value chain while developing strong relationships with other providers of capital. Before joining Farmer Mac, Mr. Carpenter spent nearly a decade in various management positions at CoBank, ACB, most recently as a Managing Director and Sector Vice President of its Corporate Agribusiness Banking Group, and previously as Executive Director in its Capital Markets division. He has also served as a vice president in finance and corporate strategy at Goldman Sachs. Mr. Carpenter earned a Bachelor of Science degree in Economics with a concentration in corporate finance from the Wharton School of Business at the University of Pennsylvania and a Master of Business Administration with specializations in corporate finance, accounting, and business law from the Stern School of Business at New York University.
Stephen P. Mullery 	55	Mr. Mullery was appointed to serve as General Counsel and Secretary in June 2012. He was promoted to Executive Vice President from Senior Vice President in April 2018. Before Mr. Mullery's appointment as General Counsel in 2012, he served as Farmer Mac's Assistant General Counsel starting in 2000 and then Deputy General Counsel starting in 2009. From 1995 to 2000, Mr. Mullery was an associate in the Washington, D.C. office of the law firm Cadwalader, Wickersham & Taft, where he focused on matters involving securitization, corporate finance, commercial real estate, and GSE regulation. Mr. Mullery received his undergraduate degree from Harvard College and graduated summa cum laude from Notre Dame Law School.

25

EXECUTIVE OFFICERS

Name	Age	Farmer Mac Positions Held and Professional Experience
Brian M. Brinch 	45	Mr. Brinch was appointed to serve as Senior Vice President – Enterprise Risk Officer in March 2021, after having served as Senior Vice President – Rural Infrastructure since May 2019. Mr. Brinch served as Senior Vice President – Business Strategy and Financial Research for a year before that. Before Mr. Brinch's appointment as Senior Vice President – Business Strategy and Financial Research, he served as Vice President – Financial Planning and Analysis starting in April 2014. Before that, Mr. Brinch served in multiple positions at Farmer Mac, including as Director – Financial Research, Manager – Financial Research, Senior Financial Research Associate, and Financial Research Associate, starting in 2000. Mr. Brinch received a Bachelor of Science degree in Meteorology from The Pennsylvania State University and a Master of Science degree in Agricultural and Applied Economics from The Pennsylvania State University. Mr. Brinch is also a Chartered Financial Analyst® charterholder and holds a Financial Risk Manager® designation from the Global Association of Risk Professionals.
Marc J. Crady 	52	Mr. Crady was appointed to serve as Senior Vice President – Chief Credit Officer in March 2021. Before that, he worked for Fifth Third Bank, where he was a Managing Director and spent more than a decade in its Food & Agribusiness and Leveraged Finance groups. He held roles across the commercial bank, including relationship management, business development, sponsor coverage, underwriting, and portfolio management. He led the Leveraged Finance Portfolio Management group starting at the onset of and through the depths of the recession caused by COVID-19. Mr. Crady earned a Bachelor of Science degree in finance from Indiana University and an MBA in management & strategy from the Kellogg School of Management at Northwestern University.
Robert J. Maines 	53	Mr. Maines was appointed to serve as Senior Vice President – Operations in March 2021, after having served as Vice President – Enterprise Risk Officer since joining Farmer Mac in December, 2018. Mr. Maines has over 30 years of experience in Financial Services in a variety of Executive Positions. Prior to joining Farmer Mac, Mr. Maines served as President and CEO of Outer Banking, Inc., a retail services company. From 2008 to 2016, Mr. Maines served as Executive Vice President – Chief Risk / Operations Officer at Beneficial Bank. In this role, Mr. Maines oversaw Enterprise Risk, Credit, Loan Operations, Deposit Operations, Compliance, Bank Secrecy Act (BSA), Security, Information Security, IT and Call Center Operations for the Bank. While at Beneficial Bank Mr. Maines chaired the Credit Risk Committee, was a member of the Asset / Liability Committee, Community Reinvestment Committee and Disclosure Committee. Mr. Maines spent two years prior to his time at Beneficial Bank as a Director at Accume Partners overseeing Audit and Risk Management engagements at a variety of Community Banks and Credit Unions in the Mid-Atlantic and Northeast Regions. Previously, Mr. Maines spent the 16 years at MBNA America and Bank of America in a variety of management roles in Credit, Workout, Loan Review, Internal Control, Audit, Information Security and Compliance. Mr. Maines graduated from the University of Delaware with a Bachelor of Science degree in Economics.
Kerry T. Willie 	57	Ms. Willie was appointed to serve as Senior Vice President – Chief Human Resources Officer in February 2022 after having served as Vice President – Human Capital since June 2018. Ms. Willie has over 20 years of human resources and operations experience, serving as Director, Human Resources Business Partner at Blackboard Inc. from 2015 to 2018. Before joining Blackboard, Ms. Willie served from 2007 to 2015 in several roles, most recently as Corporate Director of Human Resources at Northrop Grumman Corporation, where she provided talent management strategies for up to 3,000 employees. Before that, Ms. Willie served as Executive Vice President, Administration for SBLI USA, where she led human resources, customer operations, and facilities during a time of transformational growth. Ms. Willie's early human resources career includes work at the Boston Public Health Commission and Hertz Car Rental. Ms. Willie holds a Master of Business Administration from Fairleigh Dickinson University, New Jersey, and a Bachelor of Science from Ithaca College, New York.

26

EXECUTIVE COMPENSATION GOVERNANCE

EXECUTIVE COMPENSATION GOVERNANCE

Introduction and 2021 Highlights

The Compensation Committee of Farmer Mac's Board of Directors ("Compensation Committee") determines the salaries, incentive compensation, and other compensation and benefits of Farmer Mac's named executive officers. The Compensation Committee also recommends the compensation of directors in consultation with the Corporate Governance Committee for approval by the Board. The members of the Compensation Committee who determined the 2021 compensation of Farmer Mac's directors and named executive officers varied during the year depending on when compensation decisions were made. From January through May 2021, the Compensation Committee consisted of Mr. Davidson, Mr. Engebretsen, Dr. Faivre, and Ms. Wilcher. During that time, the Committee determined executive officers' base salaries, short-term incentive targets, and grants of long-term equity awards for 2021, as well as director compensation for 2021. Since May 2021, the Compensation Committee has consisted of Mr. Davidson, Mr. Engebretsen, Dr. Faivre, Mr. McKissack, and Mr. Ware. During that time, the Committee determined final short-term incentive payouts to executives for performance in 2021. Mr. Davidson has served as chair of the Compensation Committee since June 7, 2012. No current member of Farmer Mac's Compensation Committee is or has been an officer or employee of Farmer Mac. As described in "Corporate Governance Matters—Director Independence," the Board has affirmatively determined that all members of the Compensation Committee are "independent" under:

- Farmer Mac's Corporate Governance Guidelines, which prescribe independence criteria that meet or exceed all general standards for director independence under applicable SEC and NYSE rules; and
- the added independence criteria prescribed by NYSE rules specifically for directors who serve on the Compensation Committee.

During 2021, the Compensation Committee reviewed and recommended approval of a revised Compensation Committee Charter, which the Board approved on August 12, 2021. The complete text of the Compensation Committee Charter, which reflects standards in SEC and NYSE rules, is available on Farmer Mac's website (www.farmermac.com) in the "Corporate Governance" portion of the "Investors" section. A print copy of the Compensation Committee Charter is available free of charge upon written request addressed to Farmer Mac's Secretary at 1999 K Street, N.W., Fourth Floor, Washington, D.C. 20006.

The Compensation Committee determines and approves the total compensation of executive officers after evaluating current market compensation levels for comparable positions and assessing each executive officer's performance during the previous calendar year. The Compensation Committee also consults with the chief executive officer in evaluating all other executive officers. Neither the chief executive officer nor any other executive officer is present during deliberations on his or her compensation by the Compensation Committee or the Board. The Compensation Committee, in consultation with the Corporate Governance Committee, recommends to the Board the total levels of compensation for Farmer Mac's directors. The Compensation Committee does not delegate any of its authority to other persons.

The Compensation Committee engaged Aon's Human Capital Solutions practice, a division of Aon plc ("Aon") and otherwise known as McLagan, as its independent compensation consultant during 2021. Aon is accountable to and reports directly to the Compensation Committee. The Compensation Committee asked Aon to provide market data on executive and director compensation and information about compensation trends. The Compensation Committee met with Aon during 2021 both in general committee session and in executive session with no members of management present. The chair of the Compensation Committee also met separately with Aon with the consent of the other Compensation Committee members.

Some of the noteworthy developments related to executive compensation for 2021 were:

- We approved an amended employment agreement with President and Chief Executive Officer Bradford T. Nordholm to extend the term of his employment and increase his 2021 target total direct compensation (see "Executive Compensation Governance—Executive Compensation—Agreements with Executive Officers").
- We hired Marc J. Crady as Senior Vice President – Chief Credit Officer in March 2021 and determined his compensation for the year.

27

EXECUTIVE COMPENSATION GOVERNANCE

Overview of Farmer Mac's Executive Compensation Practices

Farmer Mac has designed its executive compensation program to align with good governance practices. The program reflects our philosophy that:

- pay should be aligned with appropriate business objectives, effective risk management, and stockholder interests; and
- incentive compensation should depend on company and individual performance without encouraging undue risk-taking.

Under the oversight of our Compensation Committee from design to payout, our executive compensation program is based on a pay-for-performance approach (both short-term and long-term) and executive retention. Our executive compensation program has the following key features consistent with sound governance:

- Our short-term and long-term incentive compensation is based on balanced frameworks of metrics that are aligned with our mission and support the safety and soundness of Farmer Mac.
- We continue to use equity grants to remain competitive with our market for executive talent. Our long-term incentive compensation maintains a balanced mix of stock appreciation rights ("SARs"), performance-based restricted stock units ("RSUs"), and time-based RSUs, placing less emphasis on SARs in the mix of long-term incentive compensation.
- Much of the long-term incentive compensation we award is contingent on increased stockholder value and long-term performance through our grants of SARs and performance-based RSUs.
- Incentive awards under our performance-based cash and equity plans are subject to caps and specific performance minimums.
- We do not provide our executive officers with any pension or supplemental executive retirement plans ("SERPs") that include an enhanced contribution formula compared to the formula used for contributions made by Farmer Mac on behalf of other employees. Executive officers participate in our defined contribution qualified retirement plan available to all employees. Our "make-whole" or "restoration" nonqualified deferred compensation plan offered to some executive officers uses the same contribution formula used to determine Farmer Mac's contributions to the retirement accounts of all employees.
- We have an employment agreement with our CEO that is a fixed term contract. None of our other executive officers have employment contracts.
- We provide conservative severance provisions to some executive officers, and we do not provide any additional benefits upon a change-in-control (no "golden parachutes").
- We do not provide perquisites to our executive officers such as club memberships, company cars, or car allowances. We offer limited perquisites to executive officers above and beyond the benefits provided to all other employees, such as paid parking.
- Our insider trading policy prohibits any director or employee from engaging in pledging and specified hedging activities in Farmer Mac's securities.
- We have a stock ownership policy to better align the interests of officers and directors with those of Farmer Mac's stockholders.
- We have a "clawback" policy that allows us to recover incentive compensation from current or former executive officers for an accounting restatement, termination of employment for "cause," or an incorrect calculation of a financial measure used to determine the value or amount of incentive compensation.
- We evaluate our executive compensation program regularly to ensure that it does not create incentives for employees to take material risks.

Compensation Discussion and Analysis

This Compensation Discussion and Analysis ("CD&A") discusses our executive compensation program, mainly as it relates to our Chief Executive Officer, our Chief Financial Officer, and our three other most highly compensated executive officers during 2021 ("named executive officers"):

- Bradford T. Nordholm, President and Chief Executive Officer;
- Aparna Ramesh, Executive Vice President – Chief Financial Officer;
- Zachary N. Carpenter, Executive Vice President – Chief Business Officer;
- Stephen P. Mullery, Executive Vice President – General Counsel and Secretary; and
- Marc J. Crady, Senior Vice President – Chief Credit Officer.

This list of named executive officers has changed since our CD&A for 2020. The current list of named executive officers, our 2021 CD&A, and the related tabular disclosures reflect the hiring of Mr. Crady in March 2021.

28

EXECUTIVE COMPENSATION GOVERNANCE

Compensation Philosophy

The Board, through the Compensation Committee, has adopted a total compensation philosophy for Farmer Mac. Farmer Mac's total compensation philosophy is designed to maintain a compensation program that fosters a performance-oriented, results-based culture where compensation varies based on the business results achieved and is properly aligned with an acceptable risk profile, effective risk management, and stockholder returns. At the 2021 Annual Meeting of Stockholders to approve the compensation of Farmer Mac's named executive officers disclosed in Farmer Mac's 2021 Proxy Statement, 99% of the votes cast by Farmer Mac's stockholders (excluding broker non-votes and abstentions) supported the compensation of the named executive officers. The Board considered the results of this advisory vote and determined that Farmer Mac's compensation policies and decisions should continue to emphasize the total compensation philosophy. Specifically, Farmer Mac's compensation program aims to:

Attract, retain, and reward employees with the skills required to accomplish Farmer Mac's business objectives
Provide accountability and incentives for achievement of those objectives
Pay for performance by linking significant compensation to increased stockholder value and the attainment of established corporate performance goals
Properly balance Farmer Mac's risk profile with both annual and long-term incentives
Align with Farmer Mac's business processes, such as business planning, performance management, succession planning, and risk management
Reward employees for accomplishments in leadership and strategic performance in areas that can be significant drivers of long-term stockholder value, such as progress on strategic initiatives involving environmental, social, and governance ("ESG") issues

Farmer Mac's total compensation philosophy seeks to achieve the appropriate balance among market-based salaries, variable incentive compensation, and benefits collectively designed to motivate the named executive officers to achieve Farmer Mac's current and long-term business objectives and thereby enhance long-term stockholder value. This philosophy also seeks to encourage effective risk management and prudent risk-taking within Board-established parameters with the proper balance between short-term and long-term business performance. Farmer Mac strives to deliver a significant portion of total compensation for executive officers through both short-term and long-term incentives that vary with actual business and personal performance.

Peer Groups and Market Posture

Farmer Mac is a federally chartered corporation created to establish a secondary market for agricultural and rural loans designed to:

- increase the availability and affordability of credit for agricultural producers, rural utilities, and generators of renewable energy;
- provide greater liquidity and lending capacity for agricultural and rural lenders; and
- facilitate intermediate-term and long-term agricultural and rural funding across business cycles.

Farmer Mac is unique because it is a government-sponsored enterprise regulated by the Farm Credit Administration, but is also a publicly-traded financial services company. It is therefore difficult to identify "peer" companies for comparison purposes. However, the Compensation Committee has worked with Aon to identify a blend of comparably-sized publicly-traded financial services companies and other mission-focused financial institutions whose business and risk profiles align with Farmer Mac's. The result is a peer group that includes public banks, Farm Credit System institutions, Federal Home Loan Banks, and National Rural Utilities Cooperative Finance Corporation ("CFC"), a mission-focused, financially-oriented cooperative based in the Washington, D.C. metropolitan area focused on financing rural infrastructure.

The Compensation Committee uses a peer group to assess competitive practices. Any peer group used by Farmer Mac is selected based on criteria approved by the Compensation Committee and is designed to align the peer group with the unique attributes of Farmer Mac. The Compensation Committee evaluated the peer group in August 2020 as part of its annual review and, based on data and advice from Aon, approved Farmer Mac's peer group for 2021. The 2021 peer group, like the peer group used for 2020 executive compensation decisions, includes three segments that groups similar types of organizations for analysis – one segment composed of 20 public banks, one segment composed of 13 Farm Credit System institutions, and one segment composed of 12 Federal Home Loan Banks. The one change to the peer group for 2021 was to add the compensation paid to executives at CFC to the composite peer group data reviewed by the Compensation Committee. The Compensation Committee selected the organizations in the 2021 peer group to balance traditional asset comparisons with total employee headcount, operating expense, complexity of operations, number of products, and realistic career opportunities. The Compensation Committee believes that this approach to the peer group:

- remains relevant to Farmer Mac in business and organizational focus;
- provides valuable information about relevant but distinct labor markets;
- is of sufficient size to buffer against the effects of removals due to acquisitions and mergers; and
- is robust enough to ensure statistical reliability of benchmarking data.

29

EXECUTIVE COMPENSATION GOVERNANCE

The Compensation Committee used this peer group to help determine the competitive market for 2021 executive compensation decisions:

Public Banks

- BancorpSouth Bank
- Commerce Bancshares, Inc.
- First Financial Bankshares, Inc.
- First Interstate BancSystem, Inc.
- First Merchants Corporation
- First Midwest Bancorp Inc.
- Fulton Financial Corporation
- Glacier Bancorp, Inc.
- Great Western Bancorp, Inc.
- Heartland Financial USA, Inc.
- Northwest Bancshares, Inc.
- Old National Bancorp
- Pinnacle Financial Partners, Inc.
- Prosperity Bancshares, Inc.
- Provident Financial Services, Inc.
- Simmons First National Corporation
- Trustmark Corporation
- UMB Financial Corporation
- Umpqua Holdings Corporation
- United Community Banks, Inc.

Farm Credit System Institutions

- AgCountry Farm Credit Services, ACA
- AgriBank, FCB
- AgFirst Farm Credit Bank
- American AgCredit, ACA
- Compeer Financial, ACA
- Farm Credit Bank of Texas
- Farm Credit East, ACA
- Farm Credit Mid-America, ACA
- Farm Credit Services of America, ACA
- Farm Credit West, ACA
- Federal Farm Credit Banks Funding Corporation
- GreenStone Farm Credit Services, ACA
- Northwest Farm Credit Services, ACA

Federal Home Loan Banks

- Federal Home Loan Bank of Atlanta
- Federal Home Loan Bank of Boston
- Federal Home Loan Bank of Chicago
- Federal Home Loan Bank of Cincinnati
- Federal Home Loan Bank of Dallas
- Federal Home Loan Bank of Des Moines
- Federal Home Loan Bank of Indianapolis
- Federal Home Loan Bank of New York
- Federal Home Loan Bank of Pittsburgh
- Federal Home Loan Bank of San Francisco
- Federal Home Loan Bank of Topeka
- FHLBanks Office of Finance

Other Relevant Organization Used in Composite Data

- National Rural Utilities Cooperative Finance Corporation

The Compensation Committee evaluated this peer group in August 2021 as part of its annual review and decided to keep the peer group the same to help inform executive compensation decisions for 2022.

The Compensation Committee believes that these peer groups are useful tools to assist the Compensation Committee in assessing Farmer Mac's executive compensation program but provide only one perspective. Because of Farmer Mac's unique business model and the importance of multiple factors that should be considered in making compensation decisions, the Compensation Committee has also concluded that competitive market data from any peer group should not be the primary consideration in determining specific pay levels, especially for positions that are not the Chief Executive Officer or the Chief Financial Officer. Our compensation program aims to reward individuals for achieving our goals and to attract, retain, and motivate our executive team, whose skills are critical to the current and long-term success of Farmer Mac. In establishing compensation for 2021, the Compensation Committee examined pay data from these peer groups to stay current with market pay practices and design trends and to assess the competitiveness of overall compensation, but the Committee did not rely only on this data. We use data from the peer groups for reference and informational purposes but also consider factors such as proprietary broader market survey data provided by our compensation consultants and our executive officers' individual performance, experience, and scope of role given our unique strategy and mission.

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We do not specifically weight any of these criteria in making compensation decisions, nor do we target a specific percentile of any peer group. We manage total compensation to be competitive and vary the specific components of compensation to achieve our total compensation philosophy. For each named executive officer other than Farmer Mac's Chief Executive Officer, the Compensation Committee considered recommendations of the Chief Executive Officer along with the above-described factors in establishing compensation for 2021.

Approach to Incentive Compensation

Farmer Mac strives to deliver a significant portion of total compensation for executive officers through both short-term and long-term incentives that vary with actual business and personal performance.

Short-Term Incentive Compensation. The Compensation Committee establishes performance measures under the short-term incentive plan each year in an effort to balance business volume and earnings growth with prudent risk management objectives. For 2021, the Compensation Committee established three performance measures to quantify these objectives:

- Business Volume
- Earnings
- Ratio of Substandard Assets to Regulatory Capital

The Compensation Committee has also included a discretionary "Leadership and Strategic Performance" measure for each named executive officer, as discussed on page 35.

In determining whether the targets are met, the Compensation Committee defines the performance measures as follows:

- "Business Volume": as of any date of determination, the total outstanding amount of Farmer Mac's on- and off-balance sheet program assets attributable to Farmer Mac's lines of business, including any subordinated or non-guaranteed tranches of securitized assets but excluding any assets held in Farmer Mac's liquidity investment portfolio. Farmer Mac formerly reported four lines of business (Farm & Ranch, USDA Guarantees, Rural Utilities, and Institutional Credit) but recast those as two lines of business (Agricultural Finance and Rural Infrastructure Finance) starting in fourth quarter 2021. The Business Volume performance measure used to determine short-term incentive compensation for 2021 used an average of month-end balances during the calendar year.
- "Earnings": core earnings (a non-GAAP financial measure reported by Farmer Mac described below) excluding the after-tax effects of provisions for losses, gains or losses on fair value, or sale of real estate owned ("REO") property.
- "Substandard Assets" and "Regulatory Capital": as reported in Farmer Mac's Annual Report on Form 10-K as of December 31, but excluding REO property.

Core earnings, as described in Farmer Mac's Annual Report on Form 10-K filed with the SEC on February 28, 2022, differs from GAAP net income attributable to common stockholders by excluding the effects of fair value fluctuations and the effects of specified infrequent or unusual transactions. In summary, the non-GAAP reconciling items between the two measures are:

- gains or losses on undesignated financial derivatives due to fair value changes;
- gains or losses on hedging activities due to fair value changes;
- unrealized gains or losses on trading securities;
- amortization of premiums or discounts and deferred gains on assets consolidated at fair value;
- the net effects of terminations or net settlements on financial derivatives; and
- the exclusion of the effects of specified infrequent or unusual transactions that Farmer Mac believes are not indicative of future operating results and that may not reflect the trends and economic financial performance of Farmer Mac's core business, such as the recognition of deferred issuance costs on the retirement of preferred stock.

Farmer Mac believes that core earnings is a better measure than GAAP net income to evaluate Farmer Mac's economic performance, transaction economics, and business trends because GAAP net income can be affected significantly by periodic fluctuations in the fair value of the assets held by Farmer Mac. Those fluctuations are not related to Farmer Mac's fundamental business and are not expected to have a cumulative net impact on Farmer Mac's financial condition or results of operations over time because those assets are generally held to maturity.

The Compensation Committee measures achievement against each of these performance measures as of year-end. Each performance measure is weighted based on the Compensation Committee's expectations, and the Compensation Committee establishes thresholds within each performance measure to determine the actual levels of attainment necessary for payout. Although it is always a challenge to narrow down to a few measures, the Compensation Committee chose these measures because they most closely represent the business goals established by the Board and management for each year and balance the need for business volume growth, earnings, disciplined underwriting, and continued financial stability with the enhancement of stockholder value.

Long-Term Incentive Compensation. For long-term incentive compensation for executive officers, the Compensation Committee awards grants of equity-based compensation in the form of SARs, performance-based RSUs, and time-based RSUs. All grants of equity-based compensation are required to comply with a policy approved by Farmer Mac's Board designed to:

- create a framework for a consistent process for granting equity-based awards;
- prevent the backdating of awards;
- prohibit the manipulation of the timing of the public release of material information or of an award with the intent to benefit an award recipient; and
- ensure the overall integrity and efficiency of Farmer Mac's award process.

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Under this policy, for grants of equity-based compensation awards in the form of RSUs, the number of RSUs awarded is based on a target long-term incentive value approved by the Compensation Committee for the individual divided by the average closing price of Farmer Mac's Class C Non-Voting Common Stock over the previous 30 calendar days ending seven calendar days before the grant date. For grants of equity-based compensation awards in the form of SARs, the number of SARs awarded is based on a target long-term incentive value approved by the Compensation Committee for the individual divided by the Black-Scholes value ending seven calendar days before the grant date based on assumptions consistent with the assumptions Farmer Mac uses for determining stock-based compensation expense under the Financial Accounting Standards Board's Accounting Standards Codification (ASC) Topic 718. The Board policy requires the exercise price or grant price of any SAR to be the fair value of Farmer Mac's Class C Non-Voting Common Stock on the grant date, defined as the closing price of that stock as reported by the NYSE on the grant date.

Grants of equity-based compensation are generally made to our named executive officers each year shortly after the filing of Farmer Mac's Annual Report on Form 10-K with the SEC. Awards to executive officers may also be made in special circumstances such as the start of employment, exceptional performance, promotion, or assumption of additional duties. The equity grants to executive officers are generally allocated as follows:

- 50% of the applicable targeted value for long-term incentive compensation in the form of time-based RSUs;
- 25% of the applicable targeted value for long-term incentive compensation in the form of performance-based RSUs; and
- 25% of the applicable targeted value for long-term incentive compensation in the form of SARs.

The performance-based RSUs granted in March 2021 are linked to Farmer Mac's performance so that the RSUs will vest on March 31, 2024 only if Farmer Mac achieves specified long-term performance goals for Business Volume as of December 31, 2023, subject to "gatekeeper" metrics related to capital and asset quality. These performance-based RSUs may increase or decrease above or below the targeted value at the time of grant, depending on actual performance. The Compensation Committee established the long-term incentive performance goals to reward achievements directly related to Farmer Mac's strategic plan to grow its outstanding business volume while maintaining safety and soundness.

The Compensation Committee continues to believe that grants of SARs provide a valuable way to link the executives' long-term incentive compensation to the interests of Farmer Mac's stockholders. SARs only have realizable value to the extent that the stockholders have received an increase in value while the SARs are outstanding. See "Executive Compensation Governance—Compensation Discussion and Analysis—Total Compensation Elements—Long-Term Incentive Compensation" for more information about the equity-based grants to named executive officers in 2021.

Total Compensation Elements

The total compensation package for the named executive officers consists of four elements to offer a balanced compensation package:

- base salary;
- annual (short-term) cash incentive compensation;
- long-term, equity-based incentive compensation; and
- retirement and other benefits, most of which are similarly provided to all other full-time employees.

The Compensation Committee believes that this reflects its philosophy of promoting a performance-oriented, results-based culture where compensation varies based on business results achieved and is properly aligned with an acceptable risk profile, effective risk management, and stockholder returns. Consistent with Farmer Mac's total compensation philosophy, much of the named executive officers' total compensation is performance-based.

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The Compensation Committee approved the 2021 target compensation levels for the named executive officers as described in the table below.

2021 Target Compensation Levels

Name	Base Salary	Target Bonus	Target Total Cash Compensation[1]	Target Long-Term Incentive Value[2]	Target Total Direct Compensation[3]
Bradford T. Nordholm	$800,000	$800,000 (100% of base salary)	$1,600,000	$1,000,000	$2,600,000
Aparna Ramesh	$515,000	$206,000 (40% of base salary)	$ 721,000	$ 325,000	$1,046,000
Zachary N. Carpenter	$425,000	$265,625 (62.5% of base salary)	$ 690,625	$ 340,000	$1,030,625
Stephen P. Mullery	$450,000	$180,000 (40% of base salary)	$ 630,000	$ 250,000	$ 880,000
Marc J. Crady[4]	$375,000	$150,000 (40% of base salary)	$ 525,000	$ 150,000	$ 675,000

[1] Target total cash compensation equals approved base salary plus target bonus.

[2] Includes the targeted value of time-based RSUs, performance-based RSUs, and SARs, allocated at 50%, 25%, and 25%, respectively, of the total equity award granted in 2021. The number of RSUs and SARs actually granted in March 2021 was determined in accordance with the Board policy on grants of equity-based compensation described above in "Approach to Incentive Compensation—Long-Term Incentive Compensation."

[3] Target total direct compensation equals target total cash compensation plus the target long-term incentive value.

[4] Mr. Crady's actual 2021 base salary, annual cash incentive award earned for performance in 2021, and target total cash compensation for 2021 were prorated based on the number of days he was employed at Farmer Mac during 2021 starting March 3, 2021. Mr. Crady received long-term incentive equity awards in March 2021 based on the full $150,000 target value indicated.

In determining the target compensation levels for 2021, the Compensation Committee reviewed peer group market information provided by Aon for the compensation elements of base salary, target total cash compensation, and target total direct compensation for each position. The Compensation Committee also reviewed other market information related to trends in the broader banking and financial services industry provided by Aon to provide more context. In determining each element of target compensation for 2021, the Compensation Committee considered the applicable market information in relation to Farmer Mac's performance and the relevant position in the peer group. The Compensation Committee also considered factors unique to each individual, such as an individual's:

- performance, expertise, experience, competencies, and skills;
- contribution to Farmer Mac's performance;
- tenure at Farmer Mac;
- future potential;
- scope of responsibility and accountability within Farmer Mac;
- ethics and integrity; and
- other leadership attributes and accomplishments.

The Compensation Committee does not target a specific percentile in the peer group for each element of total direct compensation and considers the variety of factors described above in considering the range of competitiveness for target total direct compensation.

The Compensation Committee evaluated the total compensation package for each executive officer with a title of Senior Vice President and higher during first quarter 2021 (including approving the initial compensation package for Mr. Crady described in the table above). Based on the Compensation Committee's review of peer group and other market data related to the broader banking and financial services industry, the Compensation Committee approved the following changes to named executive officer compensation for 2021 compared to 2020:

- Bradford T. Nordholm: Increased annual base salary by $50,000 and increased the fixed target percentage for target bonus from 80% to 100% of base salary. Increased the targeted value of long-term incentive awards by $175,000 compared to 2020 grant of equity compensation. The cumulative effect of these actions was to increase Mr. Nordholm's total target direct compensation by 19.5% for 2021 compared to his targeted level for 2020. Before these increases for 2021, Mr. Nordholm's base salary and target bonus had not increased since he was appointed as Farmer Mac's President and CEO in October 2018.

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- Aparna Ramesh: Increased annual base salary by $15,000 and maintained the fixed target percentage for target bonus at 40% of base salary. Increased the targeted value of long-term incentive awards by $25,000 compared to 2020 grant of equity compensation. The cumulative effect of these actions was to increase Ms. Ramesh's total target direct compensation by 4.6% for 2021 compared to her targeted level for 2020.

- Zachary N. Carpenter: Increased annual base salary by $15,000 and increased the fixed target percentage for target bonus from 50% to 62.5% of base salary. Increased the targeted value of long-term incentive awards by $25,000 compared to 2020 grant of equity compensation. The cumulative effect of these actions was to increase Mr. Carpenter's total target direct compensation by 10.8% for 2021 compared to his targeted level for 2020.

- Stephen P. Mullery: Increased annual base salary by $15,000 and maintained the fixed target percentage for target bonus at 40% of base salary. Increased the targeted value of long-term incentive awards by $10,000 compared to 2020 grant of equity compensation. The cumulative effect of these actions was to increase Mr. Mullery's total target direct compensation by 3.7% for 2021 compared to his targeted level for 2020.

Base Salary. We pay base salary to provide current and prospective executives with a predictable core amount of annual compensation, regardless of Farmer Mac's financial results, so long as the executives perform their duties in a competent, professional manner. The Compensation Committee sets this pay element at a level that, by itself, would provide executives with a level of financial security commensurate with the competitive market, but not at a level expected to be adequate alone to retain executives or motivate outstanding performance. The Compensation Committee strives to balance the annual base salary with the opportunity for executives to realize value in the form of both short-term and long-term incentive compensation, while remaining competitive relative to the peer group. The Compensation Committee reviews the base salaries of Farmer Mac's executive officers annually shortly after the end of the calendar year, as well as at the time of promotions or other changes in responsibilities. Increases in salary normally take effect on January 1 unless a promotion or new hire requires a different timing.

In connection with the Board's approval of Mr. Nordholm's amended employment agreement in December 2020, the Compensation Committee approved a $50,000 increase in his annual base salary for 2021, increasing it to $800,000 from $750,000 in 2020, a 6.7% increase. That decision was based on an evaluation of Mr. Nordholm's outstanding performance during 2020 and peer group market data provided by Aon. Mr. Nordholm had not received a base salary increase since he first joined Farmer Mac in October 2018. Under Mr. Nordholm's amended employment agreement, the Compensation Committee will review his base salary periodically for potential increases in the Committee's sole discretion, but no increase in base salary will be required during the term of the amended employment agreement through March 31, 2024.

In March 2021, the Compensation Committee determined the 2021 annual base salaries of Ms. Ramesh and Messrs. Carpenter and Mullery based on an evaluation of each individual's performance, experience, level of responsibilities, level of base salary, and peer group market data provided by Aon. The Compensation Committee approved increases to the annual base salaries of those three individuals, which were effective retroactively to January 1, 2021:

- Ms. Ramesh – increase from $500,000 to $515,000;
- Mr. Carpenter – increase from $410,000 to $425,000; and
- Mr. Mullery – increase from $435,000 to $450,000.

The annual merit increases of $15,000 each to Ms. Ramesh and Messrs. Carpenter and Mullery resulted in base salary increases of 3.0%, 3.7%, and 3.4%, respectively. The Compensation Committee determined Mr. Crady's starting base salary of $375,000 per year in January 2021 before his appointment in March 2021.

In March 2022, the Compensation Committee approved the following changes to the 2022 annual base salaries for the four non-CEO named executive officers, which were effective retroactively to January 1, 2022:

- Ms. Ramesh – increase from $515,000 to $525,000;
- Mr. Carpenter – increase from $425,000 to $435,000;
- Mr. Mullery – increase from $450,000 to $465,000; and
- Mr. Crady – increase from $375,000 to $385,000

Mr. Nordholm's annual base salary for 2022 remained at $800,000, which is the base salary agreed to in his amended employment agreement signed in December 2020. The annual merit increases of $10,000 each to Ms. Ramesh and Messrs. Carpenter and Crady and of $15,000 to Mr. Mullery resulted in base salary increases of 1.9%, 2.4%, 2.7%, and 3.3%, respectively.

Annual Cash Incentive Compensation. We provide annual cash incentive compensation to motivate and reward performance by the executive officers. We measure this performance by comparing Farmer Mac's results against specified short-term goals established by the Compensation Committee and reviewed by the Board. In determining the performance goals and weightings for the year, the Compensation Committee considers competitive practices for incentive design and seeks to encourage prudent risk-taking within Board-established parameters by balancing growth in business volume and earnings with risk management objectives. Consistent with this philosophy, the Compensation Committee chose performance goals and weightings for 2021 that it believed struck the appropriate balance among the corporate goals of earnings (25% weight), business volume (25% weight), and asset quality (15% weight), as well as an individual's leadership and strategic performance (35% weight). These are the same metrics and weightings used to determine short-term incentive compensation

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for 2020 and use the same methodology for some of the specific goals as first adopted for the design of the 2020 annual cash incentive compensation program:

- the result for the Business Volume metric for 2021 continued to be determined based on an average of monthly balances during the calendar year rather than as of the last day of the calendar year;
- the specified levels for the maximum payout of 200% for the Earnings and Business Volume metrics continued to reflect the "stretch" goals for those metrics for 2021 in Farmer Mac's strategic plan; and
- the specified levels for the ratio of substandard assets to regulatory capital metric for 2021 remained more difficult to achieve compared to the years before 2020.

These goals most closely represent the business strategies and objectives established by the Board and management in Farmer Mac's business plan for 2021 and seek to reward responsible growth by balancing the need for growth in business volume and earnings, disciplined underwriting, and continued financial stability with enhancement of stockholder value. The Compensation Committee believes that these short-term goals align with Farmer Mac's long-term goals and public mission. In 2021, the Compensation Committee continued its practice of aligning business strategies and objectives established by the Board and management in Farmer Mac's business plan for the year by linking the threshold, target, and maximum amounts for each of the "Earnings" and "Business Volume" components directly to projections made in Farmer Mac's business plan for 2021, instead of to fixed percentage increases over the prior year results. As described below, Farmer Mac must also achieve pre-established financial and business thresholds before any annual cash incentive compensation will be paid.

For 2021, each of the named executive officers earned the percentages of the components of his or her annual targeted cash incentive compensation as described in the table below. 65% of each individual's incentive compensation for 2021 reflected Farmer Mac's attainment of the specified measures, which was the same for all named executive officers. The other 35% of an individual's cash incentive compensation reflected the Compensation Committee's qualitative evaluation of the achievements toward the strategic initiatives of Farmer Mac by each individual and the named executive officers as a group. Mr. Crady's annual cash incentive award earned in 2021 was prorated based on the number of days he was employed at Farmer Mac during 2021.

For actual performance between threshold, target, and maximum amounts, the annual incentive award earned is interpolated on a straight-line basis. If performance falls below the threshold amount, no payment is made. For 2021, Farmer Mac met or exceeded:

- the amount set forth in the maximum column for "Ratio of Substandard Assets to Regulatory Capital"; and
- the amounts set forth in the threshold column for both "Earnings" and "Business Volume."

The Compensation Committee places the most weight in the short-term incentive "scorecard" on the "Leadership and Strategic Performance" component (weighted at 35%) because the Committee believes that some accomplishments in this area that are more subjective and not easily quantified can be significant drivers of long-term stockholder value. Some factors the Compensation Committee considers in its qualitative evaluation of each named executive officer were an individual's professional skills, leadership, responsibility, work organization, initiative, creativity, dedication, resourcefulness, and level of contribution to the attainment of business plan objectives and strategic initiatives. The Compensation Committee reviewed Farmer Mac's 2021 accomplishments and qualitatively judged, in its evaluation, the 2021 achievements by each of the named executive officers and the named executive officers as a group, with particular focus on:

- achieving strong earnings and excellent credit performance while strengthening Farmer Mac's capital position through retained earnings and the issuance of preferred stock at a favorable long-term fixed rate;
- maintaining strong liquidity and uninterrupted access to the debt capital markets at favorable rates;
- successfully completing a securitization transaction using a unique structure that decreased Farmer Mac's credit risk, improved its capital efficiency, and achieved a gain-on-sale while retaining rights to future recurring fee income;
- completing a successful strategic acquisition of loan servicing rights and know-how that enhanced Farmer Mac's operations by expanding its internal loan servicing capabilities;
- continued progress on strategic initiatives involving environmental, social, and governance ("ESG") and diversity, equity, and inclusion ("DE&I") issues;
- developing a strategic alliance with a leader in agricultural data collection and analytics;
- further enhancing Farmer Mac's long-term strategic planning and the effectiveness of risk management;
- continued progress on developing the talent and infrastructure to handle more complex commercial loans;
- the outstanding leadership demonstrated by Farmer Mac's executives in the face of the disruptions caused by the COVID-19 pandemic as Farmer Mac continued to provide needed liquidity and lending capacity to lenders serving rural America;
- effectively managing a 26% increase in the workforce in a primarily remote environment while maintaining an operating efficiency below 30%; and
- Farmer Mac's continued compliance with applicable regulatory requirements.

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Besides these 2021 achievements, the Committee considered another factor as part of its qualitative evaluation of each named executive officer and determination of the "Leadership and Strategic Performance" component of the short-term incentive scorecard for each individual. The Committee noted that the decision to issue preferred stock at a favorable long-term fixed rate in May 2021 had the effect of reducing the 2021 result for "Earnings" due to higher than forecasted expenses for preferred stock dividends that were not originally contemplated in Farmer Mac's 2021 business plan. The Committee concluded that this decision was in the long-term best interests of stockholder value despite the dampening effect on "Earnings" in 2021, and the Committee adjusted the discretionary portion of the short-term incentive awards accordingly.

When combined, the level of incentive achieved by each of the named executive officers for 2021 ranged from 117% to 143% of the applicable target bonus (prorated for Mr. Crady). Annual incentive compensation payments for 2021, which are disclosed in "Executive Compensation—Summary Compensation Table," were paid in March 2022.

Measure[1]	Weight	Threshold (Pays 50%)	Target (Pays 100%)	Maximum (Pays 200%)	Result	Paid
Earnings	25%	$106.6 million	$112.7 million	$125.1 million	$111.8 million	23.24%
Business Volume	25%	$21.70 billion	$22.67 billion	$24.15 billion	$22.29 billion	20.04%
Ratio of Substandard Assets to Regulatory Capital	15%	less than 50%	less than 40%	less than 30%	20.27%	30.00%
Leadership and Strategic Performance	35%	Evaluation by Compensation Committee of Performance	Evaluation by Compensation Committee of Performance	Evaluation by Compensation Committee of Performance	leadership, strategic initiatives, risk management, and capital efficiency	Varied by individual between 125% and 200%
Total	100%					Varied by individual between 117% and 143%

[1] See page 31 for more detailed descriptions of these measures.

For 2021, no annual incentive compensation would have been paid unless two criteria were met:

- Farmer Mac has positive core earnings of at least $20.0 million after the provision for losses and preferred stock dividends; and
- the Compensation Committee's satisfactory evaluation of any regulatory actions taken during the year.

For short-term incentive compensation for performance in 2022, the Compensation Committee decided to maintain the essence of the methodology used to determine short-term incentive compensation for 2021 while incorporating some new features:

- adding a new metric (Total Revenues);
- adjusting the weightings of the metrics to reflect the addition of the new Total Revenues metric;
- setting the threshold, target, and maximum amounts for each of the Earnings, Total Revenues, and Business Volume metrics based on varying fixed percentage increases that are consistent with Farmer Mac's business plan for 2022; and
- making the asset quality metric more difficult to achieve compared to 2020 and 2021.

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For 2022, each of the named executive officers will earn percentages of the components of his or her targeted cash bonus for 2022, determined formulaically according to the revised scorecard below:

Measure	Weight	Threshold (Pays 50%)	Target (Pays 100%)	Maximum (Pays 200%)
Earnings	25%	approximately 1% above 2021 result	approximately 7% above 2021 result	approximately 16% above 2021 result
Total Revenues	15%	approximately 1% above 2021 result	approximately 7% above 2021 result	approximately 16% above 2021 result
Business Volume	10%	average outstanding business volume for 2022 approximately 1% higher than 2021 year-end number	average outstanding business volume for 2022 approximately 6% higher than 2021 year-end number	average outstanding business volume for 2022 approximately 12% higher than 2021 year-end number
Ratio of Substandard Assets to Regulatory Capital	15%	less than 40%	less than 25%	less than 10%
Leadership and Strategic Performance	35%	Evaluation by Compensation Committee of Performance	Evaluation by Compensation Committee of Performance	Evaluation by Compensation Committee of Performance
Total	100%			

The Compensation Committee retains discretion to award no annual cash incentive pay in appropriate circumstances regardless of the achievement against corporate performance targets.

Long-Term Incentive Compensation. The Compensation Committee is keenly aware of the need to discourage excessive risk taking by Farmer Mac's executives while rewarding growth in stockholder value. The Compensation Committee therefore uses a mix of equity compensation for executive officers designed to reward performance and properly align the interests of executive officers with the long-term interests of stockholders through a balance of stock-based awards. In 2021, long-term incentive compensation consisted of grants of time-based RSUs, performance-based RSUs, and SARs with an exercise price equal to the fair market value of Farmer Mac's Class C Non-Voting Common Stock on the date of grant. Competitive long-term incentive awards also help retain executives over the longer term. The Compensation Committee considers the annual value of all components of the total compensation package, including base salary, annual incentive cash compensation, long-term incentive pay, and retirement benefits and perquisites when determining the form and level of long-term equity grants. Although there is no formula for allocation, the long-term incentive grants are considered as part of the overall compensation package. When considering the competitive market, the Compensation Committee looks at the annual value of long-term grants. The annual values granted reflect the intended compensation for that year, so prior grants are considered only if there is a concern with maintaining market competitiveness.

In March 2021, the Compensation Committee granted time-based RSUs, performance-based RSUs, and SARs to all five named executive officers after the filing of Farmer Mac's Annual Report on Form 10-K for fiscal year 2020. In setting 2021 equity awards, the Compensation Committee determined a targeted value for the awards to each individual that was competitive and reasonable when compared to Farmer Mac's peer group and the practices of the broader banking and financial services industry, as well as consistent with Farmer Mac's performance and compensation philosophy.

- The overall targeted value for the March 2021 equity awards to Mr. Nordholm of $1,000,000 increased $175,000 compared to the targeted value of his 2020 equity awards, as agreed in his amended employment agreement.
- The overall targeted values for the March 2021 equity awards to Ms. Ramesh ($325,000) and to Mr. Carpenter ($340,000) increased by $25,000 each compared to the targeted values of their respective 2020 equity awards.
- The overall targeted value for the March 2021 equity awards to Mr. Mullery of $250,000 increased by $10,000 compared to the targeted value of his 2020 equity awards.
- The overall targeted value for the March 2021 equity awards to Mr. Crady of $150,000 reflected his initial compensation package approved by the Compensation Committee before he joined Farmer Mac.

Time-Based RSUs Granted in 2021

The Compensation Committee granted each of the named executive officers time-based RSUs in March 2021 that vest in three equal annual installments, the first of which vested on March 31, 2022. The second and third installments of those grants will vest on March 31, 2023 and March 31, 2024, respectively, if the individuals are still employed by Farmer Mac on those dates (or have satisfied the retirement provisions of the related award agreement). Because Mr. Nordholm and Mr. Mullery have already satisfied the retirement provisions of the award agreements for the 2021 grants of time-based RSUs, they will

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vest in the remaining RSUs as scheduled in 2023 and 2024 even if they are no longer employed by Farmer Mac on the vesting dates unless either's employment is terminated for cause.

Performance-Based RSUs Granted in 2021

The performance-based RSUs granted to the named executive officers in March 2021 will be eligible to vest on March 31, 2024 in an amount determined by the Compensation Committee for each executive officer between 50% and 200% of the target number of RSUs granted to that executive officer. Subject to satisfaction of the "gatekeepers" described below, the number of shares of Farmer Mac Class C Non-Voting Stock to be awarded for the vesting of these performance-based RSUs will be based on Farmer Mac's Business Volume as of December 31, 2023 as follows:

- performance at a Business Volume of $21.924 billion is required for vesting of any RSUs and will earn the threshold level of 50% of the target number of RSUs granted;
- performance at the target Business Volume of $28.181 billion will earn 100% of the target number of RSUs granted; and
- performance at or above the "stretch" goal for Business Volume included in Farmer Mac's 5-year strategic plan of $35.863 billion will earn the maximum award of 200% of the target number of RSUs granted.

Performance between these Business Volume goals will earn shares in an interpolated amount of the target number of RSUs granted (50% to 100% of the target number for performance between the threshold goal and target goal and 100% to 200% of the target number for performance between the target goal and "stretch" goal).

The "gatekeepers" for the March 2021 grants of performance-based RSUs are:

- maintain compliance with all applicable regulatory capital requirements during the January 1, 2021 through December 31, 2023 performance period;
- achieve a three-year average ratio of net charge-offs to the average balance of total outstanding on- and off-balance sheet loans, guarantees, and commitments excluding any assets held in Farmer Mac's liquidity investment portfolio ("Net Outstanding Business Volume") less than 20 basis points (0.2%); and
- achieve a three-year average percentage of total 90-day delinquencies to the average balance of Net Outstanding Business Volume of less than 1%.

In performing the calculations for the "gatekeepers," "net charge-offs" means charge-offs to Farmer Mac's allowance for losses net of actual recoveries plus any writedowns on real estate owned (REO) properties and any gains or losses realized upon disposition of REO properties. Average balances are determined by calculating a simple average of reported balances as of the end of each calendar quarter.

SARs Granted in 2021

The SARs granted to the named executive officers in 2021 vest in three equal annual installments, the first of which vested on March 31, 2022. The second and third installments of those grants will vest on March 31, 2023 and March 31, 2024, respectively, if the individuals are still employed by Farmer Mac on those dates (or have satisfied the retirement provisions of the related award agreement). Because Mr. Nordholm and Mr. Mullery have already satisfied the retirement provisions of the award agreements for the 2021 grants of SARs, they will vest in the remaining SARs as scheduled in 2023 and 2024 even if they are no longer employed by Farmer Mac on the vesting dates unless either's employment is terminated for cause.

2022 Equity Grants

In March 2022, the Compensation Committee granted time-based RSUs, performance-based RSUs, and SARs to each of the named executive officers at the first Committee meeting after the filing of Farmer Mac's Annual Report on Form 10-K for fiscal year 2021. The Compensation Committee set 2022 equity awards in the same manner as it did in 2021 and in accordance with Farmer Mac's total compensation philosophy described above. These 2022 equity awards are described in Farmer Mac's Current Report on Form 8-K filed with the SEC on March 15, 2022.

Retirement Plans. During 2021, Farmer Mac provided retirement benefits for all employees through a 401(k) plan that contains an employer-funded defined contribution element. Farmer Mac annually contributes 13.2% of each employee's base compensation up to the Social Security wage base ($142,800 in 2021) and 18.9% of each employee's base compensation above the Social Security wage base, up to the compensation limit set by the Internal Revenue Service ($290,000 in 2021). Based on these contribution formulas and applicable limits, Farmer Mac contributed $46,670 for 2021 to the 401(k) accounts of each of the named executive officers. Farmer Mac's 401(k) plan also permits employees to make their own retirement contributions, subject to applicable limits set by the Internal Revenue Service.

Farmer Mac has offered a nonqualified deferred compensation plan to executive officers with a title of Executive Vice President or higher since May 2017. The plan is designed to restore employer retirement contributions for participants to the levels they would have otherwise been eligible to receive in employer contributions under the 401(k) plan absent the limits imposed by the Internal Revenue Code ("Code") on the amount of compensation that can be considered under a qualified retirement plan. Under this nonqualified deferred compensation plan, Farmer Mac credits the account of each participant with an amount equal to 18.9% of the difference between (i) the annual compensation limit under 401(a)(17) of the Code, described above, and (ii) the participant's annual base salary. In calculating employer credits, a participant's annual base salary is capped at $700,000 for Farmer Mac's President and Chief Executive Officer and $500,000 for all other participants. For 2021, Farmer Mac credited the accounts of Ms. Ramesh and Messrs. Nordholm, Carpenter, and Mullery in the

38

39 amounts of $39,690, $77,490, $25,515 and $30,240, respec- tively. Farmer Mac did not credit any amount under the nonqualified deferred compensation plan for Mr. Crady in 2021 because, as a Senior Vice President, he does not participate in that plan. See “Executive Compensation Governance—Executive Compensation—Nonqualified Deferred Compensation Table” for more information about Farmer Mac’s nonqualified deferred compensation plan. Other Benefits. Farmer Mac provides the named executive officers participation in Farmer Mac’s standard employee benefit plans on the same terms as other employees, which include: Ÿ   medical, dental, and vision insurance coverage with all premiums paid by Farmer Mac; Ÿ   funding of an employee health savings account by Farmer Mac; and Ÿ   a group term life insurance policy that provides a benefit equal to one year’s base salary up to $300,000. Farmer Mac also makes available to its executive officers paid parking in the garage beneath Farmer Mac’s headquarters. In limited circumstances, Farmer Mac also reimburses for reasonable relocation expenses. Farmer Mac reimbursed Mr. Nordholm $41,072 in 2021 for some of his moving expenses related to the completion of the relocation of his household to the Washington, D.C. metropolitan area, which had been delayed due to the COVID-19 pandemic. Instead of reimbursing Mr. Crady for relocation expenses in 2021, Farmer Mac paid him a one-time sign-on cash bonus of $100,000 and a relat- ed tax reimbursement “gross-up” amount of $72,007 related to that bonus. Those payments to Mr. Nordholm and to Mr. Crady are reported in the “Summary Compensation Table” on page 42 in the “All Other Compensation” column. Payments in Connection with a Change-in-Control Farmer Mac’s multi-class capital structure established by its statutory charter substantially precludes any change-in-control through voting rights associated with its Voting Common Stock. Thus, no provision is made for payments to named executive officers in connection with any change-in-control, and no outstanding equity awards to the named executive officers will vest upon a change-in-control. Post-Employment Compensation Mr. Nordholm has an employment agreement that provides for sever- ance payments if the agreement is terminated by Farmer Mac other than for cause. Ms. Ramesh and Messrs. Carpenter and Mullery cur- rently participate in Farmer Mac’s Amended and Restated Executive Officer Severance Plan. That plan provides for severance payments if Farmer Mac terminates employment other than for cause. See “Executive Compensation Governance—Executive Compensation— Agreements with Executive Officers.” Impact of Accounting and Tax Treatment on Compensation Awards In general, Section 162(m) of the Code places a limit of $1 million on the amount of compensation that Farmer Mac may deduct in any one year per person for certain executive officers of Farmer Mac. Farmer Mac has not historically made compensation decisions based solely on the effect of the tax deductibility or accounting treatment of compensa- tion to named executive officers, although the Compensation Commit- tee does balance tax deductibility with other business considerations. To the extent practicable, the Compensation Committee intends to preserve the tax deductibility of compensation paid to executive officers but will not necessarily limit executive compensation to what is deductible under Section 162(m) of the Code if necessary to attract, retain, and reward high-performing executives. It is therefore possible that compensation for executive officers may exceed the per person $1 million limitation for deductibility in any particular year. And the deductibility of some types of compensation depends on the timing of an executive’s vesting or exercise of previously granted equity awards. Farmer Mac’s Policies on Stock Ownership and Trading Stock Ownership Policy In March 2019, the Board approved a policy on stock ownership applicable to Farmer Mac’s officers and directors (each, a “covered person”) to encourage them to maintain a meaningful ownership interest in Farmer Mac, help align their interests with those of Farmer Mac’s stockholders, and promote sound corporate governance and a long-term perspective in managing Farmer Mac. Under the policy, each covered person is expected to beneficially own a specified amount of Farmer Mac’s Class C Non-Voting Common Stock, calculated as a multiple of the covered person’s annual base salary or annual cash retainer, as described in the table below: Title Minimum Ownership Requirement Chief Executive Officer 3 times annual base salary Executive Vice President 2 times annual base salary Senior Vice President annual base salary Vice President half of annual base salary Non-Employee Director 2 times annual cash retainer In determining satisfaction of the applicable minimum ownership requirement for a covered person, the policy includes the following shares and equity rights: Ÿ   shares directly owned or beneficially owned indirectly (such as through family trusts, immediate family members, or retirement accounts); Ÿ   shares of unvested time-based restricted stock; and Ÿ   shares attributable to unvested time-based RSUs. EXECUTiVE COMPENSATiON GOVERNANCE

EXECUTIVE COMPENSATION GOVERNANCE

The shares and equity rights that do not count toward satisfaction of the applicable minimum ownership requirement for a covered person include: unexercised vested or unvested stock options or SARs; shares of unvested performance-based restricted stock; and shares attributable to unvested performance-based RSUs. The stock ownership policy requires covered persons to satisfy the applicable minimum ownership requirement within five years of March 13, 2019, or within five years from the date of hire, promotion, initial election to the Board, or initial appointment to the Board, as applicable. The Compensation Committee administers this policy and may make exceptions to the applicable minimum ownership requirement based on personal circumstances or hardship of a covered person. For more information on the stock ownership of our named executive officers and directors, see "Stock Ownership of Directors, Director Nominees, Named Executive Officers, and Certain Beneficial Owners."

Insider Trading Policy

Farmer Mac has a policy on insider trading applicable to all directors and employees, including named executive officers, that requires compliance with the federal securities laws and adherence to Farmer Mac's pre-clearance and other policies and procedures (including "open windows" for sales of stock and adopting Rule 10b5-1 plans). Farmer Mac's insider trading policy prohibits any director or employee (including officers) from engaging in (1) any pledging activities in Farmer Mac's securities and (2) any short sales of, or purchases or sales of puts, calls, or other derivative securities based on, Farmer Mac's securities.

Clawback Policy

Under Farmer Mac's compensation recoupment or "clawback" policy, the Compensation Committee has the full power and authority and sole and exclusive discretion to construe, interpret, and administer the policy. The policy provides that Farmer Mac may recover from any current or former executive officer or controller and any other designated employee all or a portion of previously granted incentive compensation as follows:

- If Farmer Mac is required to prepare an accounting restatement, an amount, if any, (a) in excess of what would have been paid under the accounting restatement during the preceding three-year period, or (b) that constitutes a reasonable estimate of the effect of the accounting restatement if the excess amount described in (a) of this bullet cannot be determined directly from the information in the related accounting restatement.
- If an individual subject to the policy is terminated for "cause," an amount up to 100% of the incentive compensation received during the preceding three-year period before the date of termination, with the amount to be determined by the Compensation Committee in its sole discretion based on the conduct involved.
- During the preceding three fiscal years, if a financial measure used to determine the value or amount of incentive compensation received from Farmer Mac was calculated incorrectly, any amount of the incentive compensation in excess of what would have been received based on the recalculated measure.

All cash or equity incentive compensation awards granted since 2012 have been subject to Farmer Mac's "clawback" policy. The policy provides that if final rules or regulations are issued under the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank Act"), the Compensation Committee will amend the policy to reflect and comply with these new rules and regulations.

Risk

Farmer Mac has considered how much its compensation policies and practices influence the behaviors of our executives and other employees in taking business risks that could affect the company. We believe that our compensation policies and practices, either individually or in the aggregate, are not reasonably likely to have a material adverse effect on Farmer Mac.

Compensation Consultant Fees

The Compensation Committee has engaged Aon to serve as the Compensation Committee's independent compensation consultant since April 2019. Aon is accountable to and reports directly to the Compensation Committee. Farmer Mac's management had no role in selecting Aon in the Compensation Committee's engagement of the firm or the individuals who serve as the Compensation Committee's independent compensation advisors, although management did consult with other Aon advisors about compensation benchmarking for non-executive officer employees during 2020 (but not in 2021). Consistent with its compensation consultant independence policy, the Compensation Committee pre-approved these additional advisory services provided to management in 2020 ($26,750). For 2021, Farmer Mac incurred an aggregate amount of $77,000 in fees for the executive and director compensation advisory services that Aon provided directly to the Compensation Committee.

The Compensation Committee has assessed the independence of Aon under SEC rules and NYSE listing standards and concluded that no conflict of interest exists that would have prevented or would prevent Aon from independently representing the Compensation Committee.

Compensation Committee Interlocks and Insider Participation

From January 2021 through May 2021, the Compensation Committee consisted of Mr. Davidson, Mr. Engebretsen, Dr. Faivre, and Ms. Wilcher. Since May 2021, the Compensation Committee has consisted of Mr. Davidson, Mr. Engebretsen, Dr. Faivre, Mr. McKissack, and Mr. Ware. None of these current directors is, or has been, a Farmer Mac officer or employee. None of the current or former members of the Compensation Committee had any relationship requiring disclosure by Farmer Mac as a "related person transaction" under SEC rules. None of Farmer Mac's current executive officers has served as a member of the Board or the Compensation Committee (or other Board committee performing equivalent functions) or as a director of another SEC-reporting entity during the last completed fiscal year.

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41 Compensation Committee Report The following report of the Compensation Committee shall not be deemed to be “soliciting material,” or to be “filed” with the SEC, and will not be deemed to be incorporated by reference into any filing by Farmer Mac under the Securities Act or the Exchange Act, unless Farmer Mac specifically requests that the information be treated as soliciting material or specifically incorporates the report by reference into a document. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis in this Proxy Statement with management, and, based on that review and discussion, has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement. This report of the Compensation Committee shall be deemed “furnished” in Farmer Mac’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021. Compensation Committee Richard H. Davidson, Chair James R. Engebretsen Sara L. Faivre Eric T. McKissack Todd P. Ware EXECUTiVE COMPENSATiON GOVERNANCE

EXECUTIVE COMPENSATION GOVERNANCE

Executive Compensation

Summary Compensation Table

The following table provides information about the compensation awarded to, earned by, or paid to Farmer Mac's named executive officers for the fiscal year ended December 31, 2021, as well as the two previous fiscal years, if applicable.

Name and Principal Position	Fiscal Year	Salary	Stock Awards		Non-Equity Incentive Compensation[3,4]	All Other Compensation[5]	Total
			RSU Awards[1]	SARs Awards[2]			
Bradford T. Nordholm President and Chief Executive Officer	2021	$800,000	$824,103	$270,999	$1,146,238	$169,816	$3,211,156
	2020	750,000	658,627	194,321	993,515	84,332	2,680,795
	2019	750,000	610,107	211,115	1,049,737	79,380	2,700,339
Aparna Ramesh Executive Vice President – Chief Financial Officer[6]	2021	515,000	268,080	88,096	280,736	42,440	1,194,352
	2020	500,000	227,960	83,281	327,672	231,710	1,370,623
Zachary N. Carpenter Executive Vice President — Chief Business Officer[7]	2021	425,000	280,495	92,136	361,993	28,404	1,188,028
	2020	410,000	239,460	87,433	339,451	23,625	1,099,969
	2019	260,822	—	—	216,751	181,844	659,417
Stephen P. Mullery Executive Vice President – General Counsel and Secretary	2021	450,000	206,270	67,766	239,003	46,435	1,009,474
	2020	435,000	182,564	66,624	282,029	76,872	1,043,089
	2019	425,000	196,224	67,889	282,551	46,926	1,018,590
Marc J. Crady Senior Vice President – Chief Credit Officer[8]	2021	307,212	123,709	40,660	146,688	172,007	790,276

[1] Represents the aggregate grant date fair value of the performance-based and time-based RSUs awarded in 2021, 2020, and 2019. The grant date fair value of the performance-based RSUs assumes 100% as the probable outcome of the performance metrics over the three-year performance period. The grant date fair value for RSU awards in March 2021 was $88.68 per RSU. The grant date fair value for RSU awards in March 2020 was $75.16 per RSU. The grant date fair value for RSU awards in February 2019 was $82.76 per RSU. The applicable fair value used for these RSU awards is the closing price of Farmer Mac's Class C Non-Voting Common Stock on the date of the RSU grant as reported by the NYSE.

[2] Represents the aggregate grant date fair value of the SARs awarded in 2021, 2020, and 2019. Assumptions made in the calculation of these amounts are included in Table 9.5 of Note 9 to the financial statements in Farmer Mac's Annual Report on Form 10-K for the year ended December 31, 2021. SARs awarded to executive officers in March 2021 were granted at the fair value of $21.719909 per SAR. SARs awarded to executive officers in March 2020 were granted at the fair value of $15.04616 per SAR. SARs awarded to executive officers in February 2019 were granted at the fair value of $20.51651 per SAR.

[3] For each of the named executive officers, the amounts in this column are (i) the amounts paid in 2022 for amounts earned in 2021; (ii) the amounts paid in 2021 for amounts earned in 2020, if applicable; and (iii) the amounts paid in 2020 for amounts earned in 2019, if applicable. Mr. Carpenter's annual cash incentive award earned in 2019 was prorated based on the number of days he was employed at Farmer Mac during 2019. Mr. Crady's annual cash incentive award earned in 2021 was prorated based on the number of days he was employed at Farmer Mac during 2021. Mr. Nordholm elected to defer $573,119 (50%) of his non-equity incentive compensation award for 2021 under Farmer Mac's Nonqualified Deferred Compensation Plan, as shown below in "Nonqualified Deferred Compensation Table."

[4] For each of the named executive officers, annual cash incentive awards earned for the business plan year ending on December 31, 2021 were calculated as described in "Compensation Discussion and Analysis—Total Compensation Elements—Annual Cash Incentive Compensation" on pages 34–36, and were paid in March 2022.

[5] The amounts listed for each of the named executive officers include: (i) dividend equivalents paid in cash on RSUs that vested (a) in 2021 in the amount of $51,254 for Mr. Nordholm, $2,750 for Ms. Ramesh, $2,889 for Mr. Carpenter, and $15,857 for Mr. Mullery; (b) in 2020 in the amount of $5,897 for Mr. Nordholm and $15,491 for Mr. Mullery; and (c) in 2019 in the amount of $18,873 for Mr. Mullery; (ii) amounts paid on behalf of the named executive officers for life insurance premiums, to the extent that they previously elected to receive additional life insurance offered by Farmer Mac; and (iii) employer contributions under Farmer Mac's nonqualified deferred compensation plan for 2021 in the amount of $77,490 for Mr. Nordholm, $39,690 for Ms. Ramesh, $25,515 for Mr. Carpenter, and $30,240 for Mr. Mullery; for 2020 in the amount of $78,435 for Mr. Nordholm, $40,635 for Ms. Ramesh, $23,625 for Mr. Carpenter, and $28,350 for Mr. Mullery; and for 2019 in the amount of $79,380 for Mr. Nordholm and $27,405 for Mr. Mullery. For Mr. Nordholm, the amount listed for 2021

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43 CEO Pay Ratio Median Employee Under regulations implemented by the SEC under the Dodd-Frank Act, Farmer Mac must disclose the ratio of annual total compensation of its Chief Executive Officer to the median total compensation of all of Farmer Mac’s employees (excluding the Chief Executive Officer) for the most recently completed fiscal year. Farmer Mac identified its median employee for 2021 by examining its payroll records for the year-to-date gross earnings of all individuals, excluding Farmer Mac’s President and Chief Executive Officer, who were employed by Farmer Mac on December 17, 2021, the second to last pay date of the year (“determination date”), all of whom were working on a full-time basis at that time. Farmer Mac is not using the same median employee in its pay ratio calculation from the prior fiscal year because that employee has already been used for three consecutive years. Excluding Farmer Mac’s President and Chief Executive Officer, Farmer Mac employed 153 individuals as of the determination date. The year-to-date gross earnings consisted of the following for each individual employed by Farmer Mac as of the determination date: base salary, annual short- term incentive compensation received for service during 2021, and the grant date fair value of any equity award granted during 2021. Ratio of Annual Total Compensation of CEO to Median Employee Farmer Mac’s President and Chief Executive Officer, Mr. Nordholm, served in that role for all of 2021 and his total annual compensation has been set forth in the Summary Compensation Table in this proxy statement. The annual total compensation for the median employ- ee has been calculated using the same methodology used for our named executive officers in the Summary Compensation Table in this proxy statement. The calculations of annual total compensation for Mr. Nordholm and Farmer Mac’s median employee are $3,211,156 and $153,000, respectively. Thus, Farmer Mac’s reasonable estimate of the 2021 CEO to median employee pay ratio is 21:1. In light of the many different methodologies, assumptions, adjustments, and esti- mates that companies may apply under the regulations implemented by the SEC under the Dodd-Frank Act, this information should not be used as a basis for comparison to other companies. Grants of Plan-Based Awards Table The table below provides, for each of the named executive officers during 2021, more information about 2021 grants of RSUs and SARs under Farmer Mac’s Amended and Restated 2008 Omnibus Incentive Plan and the potential range of awards that were approved for 2021 under the annual incentive compensation plan. These awards are also described in the Summary Compensation Table above. includes $41,072 in expenses paid by Farmer Mac to reimburse Mr. Nordholm for some of his moving expenses related to the completion of the relocation of his household to the Washington, D.C. metropolitan area, which had been delayed due to the COVID-19 pandemic. For Mr. Carpenter, the amount listed for 2019 is for expenses paid by Farmer Mac for Mr. Carpenter’s relocation to the Washington, D.C. metropolitan area, which consisted of a reimbursement of $100,000 of Mr. Carpenter’s moving expenses and a related income tax reimbursement “gross-up” amount of $81,844 related to those expenses. For Ms. Ramesh, the amount listed for 2020 includes a sign-on cash bonus of $100,000, in lieu of relocation expenses, and a related income tax reimbursement “gross-up” amount of $91,075 related to that bonus. For Mr. Mullery, the amount listed for 2020 includes an accrued vacation payout of $32,692. For Mr. Crady, the amount listed for 2021 includes a sign-on cash bonus of $100,000, in lieu of relocation expenses, and a related income tax reimbursement “gross-up” amount of $72,007 related to that bonus. The amounts listed for each of the named executive officers do not include: (i) the costs for health insurance paid on behalf of the named executive officers because they are the same as amounts paid for health insurance costs on behalf of other employees who elected similar coverage (e.g., single, married, or family coverage); (ii) premium payments made on behalf of the named executive officers for the group term life insurance policy plan because they participate in this plan on the same terms as all other Farmer Mac employees; and (iii) employer contributions to Farmer Mac’s 401(k) retirement plan on behalf of the named executive officers because they participate in this plan on the same terms as all other Farmer Mac employees. 6 Ms. Ramesh was appointed Executive Vice President – Chief Financial Officer in January 2020. 7 Mr. Carpenter was appointed Executive Vice President – Chief Business Officer in May 2019. 8 Mr. Crady was appointed Senior Vice President – Chief Credit Officer in March 2021. EXECUTiVE COMPENSATiON GOVERNANCE

EXECUTIVE COMPENSATION GOVERNANCE

Name	Grant Date	Board or Compensation Committee Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards[1] Threshold ($)	Target ($)	Maximum ($)	Estimated Future Payouts Under Equity Incentive Plan Awards[2] Threshold (#)	Target (#)	Maximum (#)	All Other Option Awards: Number of Securities Underlying Options[3] (#)	Exercise Price of Option Awards[4] ($/Sh)	Grant Date Fair Value of Stock and Option Awards[5] ($)
Bradford T. Nordholm			$400,000	$800,000	$1,600,000						
	3/2/2021	3/2/2021				—	6,195	6,195			$ 549,373
	3/2/2021	3/2/2021				1,549	3,098	6,196			$ 274,731
	3/2/2021	3/2/2021							12,477	$88.68	$ 270,999
			$400,000	$800,000	$1,600,000	1,549	9,293	12,391	12,477		$1,095,103
Aparna Ramesh			$103,000	$206,000	$ 412,000						
	3/2/2021	3/2/2021				—	2,016	2,016			$ 178,779
	3/2/2021	3/2/2021				504	1,007	2,014			$ 89,301
	3/2/2021	3/2/2021							4,056	$88.68	$ 88,096
			$103,000	$206,000	$ 412,000	504	3,023	4,030	4,056		$ 356,176
Stephen P. Mullery			$ 90,000	$180,000	$ 360,000						
	3/2/2021	3/2/2021				—	1,551	1,551			$ 137,543
	3/2/2021	3/2/2021				388	775	1,550			$ 68,727
	3/2/2021	3/2/2021							3,120	$88.68	$ 67,766
			$ 90,000	$180,000	$ 360,000	388	2,326	3,101	3,120		$ 274,036
Zachary N. Carpenter			$132,813	$265,625	$ 531,250						
	3/2/2021	3/2/2021				—	2,109	2,109			$ 187,026
	3/2/2021	3/2/2021				527	1,054	2,108			$ 93,469
	3/2/2021	3/2/2021							4,242	$88.68	$ 92,136
			$132,813	$265,625	$ 531,250	527	3,163	4,217	4,242		$ 372,631
Marc J. Crady			$ 75,000	$150,000	$ 300,000						
	3/2/2021	3/2/2021				—	930	930			$ 82,472
	3/2/2021	3/2/2021				233	465	930			$ 41,236
	3/2/2021	3/2/2021							1,872	$88.68	$ 40,660
			$ 75,000	$150,000	$ 300,000	—	1,395	1,860	1,872		$ 164,368

[1] These columns show the range of potential payouts under the annual incentive compensation plan for all named executive officers during 2021. The performance period covers January 1, 2021 through December 31, 2021. For actual performance between threshold, target, and maximum, the annual incentive award earned is interpolated on a straight-line basis. See "Executive Compensation Governance—Compensation Discussion and Analysis—Total Compensation Elements—Annual Cash Incentive Compensation" for a discussion of the material terms of the total payout for 2021 under non-equity incentive plan awards for Ms. Ramesh and Messrs. Nordholm, Mullery, Carpenter, and Crady.

[2] Represents the potential payout range of shares related to RSUs granted in 2021. The grants of time-based RSUs to Ms. Ramesh and Messrs. Nordholm, Carpenter, Mullery, and Crady in March 2021 vest in three equal annual installments, the first of which vested on March 31, 2022. The second and third installments of those grants will vest on March 31, 2023 and March 31, 2024, respectively, if those individuals are still employed by Farmer Mac on those dates or satisfy the retirement provisions of the related award agreements. The grant of performance-based RSUs vesting on March 31, 2024 is contingent on the achievement of performance objectives related to business volume, subject to "gatekeeper" metrics related to capital and asset quality for the performance period of January 1, 2021 through December 31, 2023 ("Performance Period"). If at the end of the Performance Period the Compensation Committee determines that Farmer Mac has satisfied the "gatekeepers," the performance-based RSUs will be eligible to vest on March 31, 2024 in an amount determined by the Compensation Committee for each executive officer between 0% and 200% of the target number of RSUs granted to that executive officer, based on Farmer Mac's total outstanding on- and off-balance sheet loans, guarantees, and commitments excluding any assets held in Farmer Mac's liquidity investment portfolio ("Net Outstanding Business Volume") as of December 31, 2023. Performance at the target Net Outstanding Business Volume of $28.181 billion will earn 100% of the target number of RSUs granted. Performance at a Net Outstanding Business Volume of $21.924 billion is required for vesting of any performance-based RSUs and will earn the threshold level of 50% of the target number of RSUs granted. Performance at or above Net Outstanding Business Volume of $35.863 billion will earn the maximum award of 200% of the target number of RSUs granted. Performance-based RSUs that vest are settled in shares of Farmer Mac's Class C Non-Voting Common Stock.

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EXECUTIVE COMPENSATION GOVERNANCE

[3] Represents the number of SARs granted during 2021. The SARs granted to Ms. Ramesh and Messrs. Nordholm, Carpenter, Mullery, and Crady in March 2021 vest in three equal annual installments, the first of which vested on March 31, 2022. The second and third installments of those grants will vest on March 31, 2023 and March 31, 2024, respectively, if those individuals are still employed by Farmer Mac on those dates or satisfy the retirement provisions of the related award agreements.

[4] The exercise price is the closing price for a share of Class C Non-Voting Common Stock on the date of grant as reported by the NYSE.

[5] Amounts shown represent the grant date fair values of the equity awards granted to the named executive officers in 2021. For grants of RSUs, the fair value is the market value of the underlying stock on the grant date (which is the same price as the exercise price for SARs). For SARs granted in March 2021, the fair value on the grant date has been estimated using the Black-Scholes option pricing model with the assumptions set forth in Table 9.5 of Note 9 to the financial statements in Farmer Mac's Annual Report on Form 10-K for the year ended December 31, 2021, resulting in a value of approximately $21.72 per SAR.

Outstanding Equity Awards at Fiscal Year End

There were no unexercised stock options previously granted to executive officers as of December 31, 2021.

The table below provides information about unexercised SARs previously granted to Ms. Ramesh and Messrs. Nordholm, Carpenter, Mullery, and Crady as of December 31, 2021.

Name	SAR Awards		SARs Exercise Price	SARs Expiration Date
	Number of Securities Underlying Unexercised SARs # Exercisable	Number of Securities Underlying Unexercised SARs # Unexercisable[1]		
Bradford T. Nordholm	6,860	3,430	$82.76	February 27, 2029
	4,305	8,610	75.16	March 3, 2030
	—	12,477	88.68	March 2, 2031
Aparna Ramesh	—	3,690	$75.16	March 3, 2030
	—	4,056	88.68	March 2, 2031
Stephen P. Mullery	6,545	—	$30.20	April 3, 2023
	3,780	—	33.90	April 2, 2024
	5,610	—	32.39	April 1, 2025
	7,125	—	35.75	March 15, 2026
	3,381	—	60.84	March 14, 2027
	2,445	—	86.15	March 13, 2028
	2,206	1,103	82.76	February 27, 2029
	1,476	2,952	75.16	March 3, 2030
	—	3,120	88.68	March 2, 2031
Zachary N. Carpenter	1,937	3,874	$75.16	March 3, 2030
	—	4,242	88.68	March 2, 2031
Marc J. Crady	—	1,872	$88.68	March 2, 2031

[1] Unexercisable SARs with an exercise price of $88.68 per share vest in three equal annual installments, the first of which vested on March 31, 2022. The second and third installments will vest on March 31, 2023 and March 31, 2024, respectively, if the applicable individuals are still employed by Farmer Mac on those dates or satisfy the retirement provisions of the related award agreements. Unexercisable SARs with an exercise price of $75.16 per share vest in three equal annual installments, the first and second of which vested on March 31, 2021 and March 31, 2022, respectively, and the third of which will vest on March 31, 2023 if the applicable individuals are still employed by Farmer Mac on those dates or satisfy the retirement provisions of the related award agreements. Unexercisable SARs with an exercise price of $82.76 per share vested in full on March 31, 2022 (with the previous two installments having already vested on March 31, 2020 and March 31, 2021).

45

EXECUTIVE COMPENSATION GOVERNANCE

The following table provides information about unvested RSUs previously granted to Ms. Ramesh and Messrs. Nordholm, Carpenter, Mullery, and Crady as of December 31, 2021.

Name	Stock Awards		Vesting Date[2]
	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested[1]	
Bradford T. Nordholm	7,734	$958,475	March 31, 2022
	5,997	743,208	March 31, 2023
	5,163	639,851	March 31, 2024
Aparna Ramesh	1,346	$166,810	March 31, 2022
	2,357	292,103	March 31, 2023
	1,679	208,078	March 31, 2024
Stephen P. Mullery	2,374	$294,210	March 31, 2022
	1,866	231,253	March 31, 2023
	1,292	160,118	March 31, 2024
Zachary N. Carpenter	1,411	$174,865	March 31, 2022
	2,473	306,479	March 31, 2023
	1,757	217,745	March 31, 2024
Marc J. Crady	310	$ 38,418	March 31, 2022
	310	38,418	March 31, 2023
	775	96,046	March 31, 2024

[1] Calculated based on a price of $123.93 per share (the closing price for the Class C Non-Voting Common Stock on the last trading day of 2021 as reported by the NYSE).

[2] For the RSUs vesting on March 31, 2022: (i) vesting of one-third of each of the grants of time-based RSUs made in 2019, 2020, and 2021 (only grants made in 2020 and 2021 for Ms. Ramesh and Mr. Carpenter and only the grant made in 2021 for Mr. Crady); (ii) with respect to 50% of the grant of performance-based RSUs made in 2019 to Messrs. Nordholm and Mullery, vesting was contingent on Farmer Mac maintaining compliance with all applicable regulatory capital requirements between January 1, 2019 to December 31, 2021, with the Compensation Committee retaining discretion to vest 0% to 100% of this portion of the award based on the Committee's subjective evaluation of the efficiency of Farmer Mac's use of capital over that three-year period and (iii) with respect to 50% of the grant of performance-based RSUs made in 2019 to Messrs. Nordholm and Mullery, vesting was contingent on Farmer Mac attaining:

A. annual rate of net charge-offs in the Farm & Ranch line of business to the average balance of outstanding guarantees, loans, and commitments in the Farm & Ranch line of business less than or equal to 20 basis points for the period starting on January 1, 2019 and ending on December 31, 2021; and

B. an average percentage of total 90-day delinquencies in the Farm & Ranch line of business to the average balance of outstanding guarantees, loans, and commitments in the Farm & Ranch line of business of not greater than 2.5% for the period starting on January 1, 2019 and ending on December 31, 2021.

The Compensation Committee determined that the performance goals set forth in the preceding clauses (ii) and (iii) in this footnote 2 were met, so 100% of the performance-based RSUs granted in 2019 vested on March 31, 2022 for Messrs. Nordholm and Mullery.

For the RSUs vesting in March 2023: (i) vesting of one-third of each of the grants of time-based RSUs made in 2020 and 2021 (only the grant made in 2021 to Mr. Crady); and (ii) the target amount of performance-based RSUs eligible to vest as determined by the Compensation Committee for each executive officer contingent on the achievement of performance objectives related to business volume, subject to "gatekeeper" metrics related to capital and asset quality for the performance period of January 1, 2020 through December 31, 2022, as described in more detail in Farmer Mac's Current Report on Form 8-K filed with the SEC on March 10, 2020.

For the RSUs vesting in March 2024: (i) vesting of one-third of each of the grants of time-based RSUs made in 2021; and (ii) the target amount of performance-based RSUs eligible to vest as determined by the Compensation Committee for each executive officer contingent on the achievement of performance objectives related to business volume, subject to "gatekeeper" metrics related to capital and asset quality for the performance period of January 1, 2021 through December 31, 2023, as described in more detail in "Executive Compensation Governance—Compensation Discussion and Analysis—Total Compensation Elements—Long Term Incentive Compensation — Performance-Based RSUs Granted in 2021."

46

EXECUTIVE COMPENSATION GOVERNANCE

SAR Exercises and Stock Vested

The following table provides information about SARs exercised during 2021 by Ms. Ramesh and Mr. Mullery, who were the only named executive officers to exercise SARs during the year. The value realized upon exercise of the SARs is the difference between (i) the fair market value of the Class C Non-Voting Common Stock on the date of exercise and (ii) the SARs grant price, then multiplied by the number of SARs exercised, excluding the amounts retained by Farmer Mac to satisfy tax withholding requirements arising from the exercises.

Name	Number of SARs Exercised (#)	Number of Shares Acquired Upon Exercise (#)[1]	Value Realized Upon Exercise ($)[1]
Aparna Ramesh	1,845	257	$ 25,751
Stephen P. Mullery	3,000	1,220	$123,928

[1] The table above reflects shares and the value of shares (including cash paid for any fractional shares) that were delivered to the identified individuals during 2021 and does not include shares that were retained by Farmer Mac to satisfy tax withholding requirements arising from each SARs exercise.

The following table provides information about RSUs that vested during 2021 and were issued to the named executive officers, other than Mr. Crady, who did not vest in any RSUs during 2021.

Name[1]	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)[2]
Bradford T. Nordholm	4,580	$461,959
Aparna Ramesh	375	37,831
Zachary N. Carpenter	366	36,918
Stephen P. Mullery	1,115	112,476

[1] The table above reflects shares and the value of shares (including cash paid for any fractional shares) that were delivered to the applicable named executive officer upon vesting and does not include shares that were retained by Farmer Mac to satisfy tax withholding requirements arising from the vesting of these shares.

[2] The value realized upon vesting of the RSUs reflects the cash paid for any fractional shares and the number of shares vested multiplied by $100.86, which was the closing price of the Class C Non-Voting Common Stock on the business day before the vesting date as reported by the NYSE.

Nonqualified Deferred Compensation Table

The Nonqualified Deferred Compensation Plan of the Federal Agricultural Mortgage Corporation ("NQDC Plan") is a nonqualified deferred compensation plan designed to comply with the provisions of Section 409A of the Code and became effective on May 1, 2017. The purpose of the NQDC Plan is to:

- restore retirement contributions by Farmer Mac on behalf of each of its current executive officers with the title of Executive Vice President or higher to the level those individuals would have otherwise been eligible to receive in employer contributions under Farmer Mac's 401(k) retirement plan without the limits imposed by Section 401(a)(17) of the Code on the amount of annual compensation that can be considered in determining employer contributions under a qualified retirement plan; and
- permit each of Farmer Mac's current executive officers with the title of Executive Vice President or higher to elect to defer a portion of compensation without reference to the limitations in Farmer Mac's 401(k) plan or those imposed by Section 415(c)(1)(A) of the Code for qualified defined contribution retirement plans.

Under the NQDC Plan, Farmer Mac credits the account of each participant each calendar year with an amount equal to 18.9% of the difference between (i) the annual compensation limit under 401(a)(17) of the Code, which was $290,000 for 2021, and (ii) a participant's annual base salary, which in calculating employer credits under the NQDC Plan is capped at $700,000 for Farmer Mac's Chief Executive Officer and $500,000 for all other participants. This fixed contribution percentage is the same formula used for determining employer contributions to Farmer Mac's 401(k) plan based on an employee's annual base salary that is above the applicable Social Security wage base for that year.

In addition to employer credits to the accounts of each participant and subject to applicable tax laws, participants in the NQDC Plan may elect to defer up to 80% of their base salary and up to 80% of any short-term incentive cash bonus scheduled to be received in any one year. A participant may elect to defer compensation until a fixed and determinable date that must be at least two years after the first day of the year in which the deferral election became effective. A participant will be fully vested in non-elective employer credits upon the earliest to occur of: (i) death, (ii) disability, or (iii) three years following the effective date of participation in the NQDC Plan. A participant will be immediately fully vested in all amounts credited attributable to elective deferrals of compensation.

The earliest to occur of the following events will trigger the distribution of all amounts credited to a participant's account, including both non-elective employer credits and elective deferrals: (i) death, (ii) disability, and (iii) the later to occur of the participant's separation from service (as defined in Section 409A of the Code) or attaining the age of 65. A participant may elect to receive these payments in a single lump sum cash payment or in annual installments for a period of up to ten years, although account balances will become payable immediately in a single lump sum cash payment upon a participant's death or disability. A participant also can request a distribution in the event of an unforeseen emergency (as defined in Section 409A of the Code).

Account balances under the NQDC Plan earn or lose value based on the investment performance of one or more of the investment funds offered under the NQDC Plan and selected by the participants, which are generally similar to the investment options offered under Farmer Mac's 401(k) retirement plan available to all employees. The returns on the funds in each current participant's account ranged from 5.62% to 19.30% for the year ended December 31, 2021.

47

EXECUTIVE COMPENSATION GOVERNANCE

All amounts credited to a participant's account under the NQDC Plan represent Farmer Mac's contractual obligation to pay future benefits and will not be secured by any segregated assets, thereby putting NQDC Plan participants in a similar position to the unsecured general creditors of Farmer Mac.

The following table shows the benefits accrued under the NQDC Plan by Farmer Mac's named executive officers that participated in the NQDC Plan as of December 31, 2021.

Name	Aggregate Balance at End of 2020	Executive Contributions[1] in 2021	Farmer Mac's Contributions[2] in 2021	Aggregate Earnings[3] in 2021	Aggregate Withdrawals/ Distributions	Aggregate Balance[4] at End of 2021
Bradford T. Nordholm	$158,976	$573,119	$77,490	$16,954	$—	$826,539
Aparna Ramesh	40,635	—	39,690	7,692	—	$ 88,017
Stephen P. Mullery	129,653	—	30,240	19,092	—	$178,985
Zachary N. Carpenter	23,625	—	25,515	1,303	—	$ 50,443

[1] Mr. Nordholm elected to defer 50% of his non-equity incentive compensation award for 2021, which was not determined until March 2022, under the NQDC Plan. The full amount of this award is reported in the "Summary Compensation Table" on page 42 in the "Non-Equity Incentive Compensation" column.

[2] The amounts listed represent the amounts credited for 2021 by Farmer Mac to the accounts of the named executive officers under the NQDC Plan. These amounts are also reported in the "Summary Compensation Table" on page 42 in the "All Other Compensation" column.

[3] The amounts listed represent the net amounts credited to the accounts of the named executive officers during 2021 under the NQDC Plan as a result of the performance of the investment vehicles in which their accounts were deemed invested, as more fully described in the narrative disclosure above. These amounts do not represent above-market or preferential earnings and therefore are not reported in the "Summary Compensation Table" on page 42.

[4] The amounts listed represent the amounts of the NQDC Plan balances at the end of 2021 for each of the named executive officers other than Mr. Crady, who does not participate in the NQDC Plan. The following employer contribution amounts were previously reported as compensation for each named executive officer in the "Summary Compensation Table" in 2020: (i) $78,435 for Mr. Nordholm; (ii) $40,635 for Ms. Ramesh; (iii) $23,625 for Mr. Carpenter; and (iv) $28,350 for Mr. Mullery; and in 2019: (i) $79,380 for Mr. Nordholm and (ii) $27,405 for Mr. Mullery. For Mr. Nordholm, the amount shown reflects his elective deferral of 50% of his non-equity incentive compensation award for 2021 even though that amount was not credited to his NQDC account until March 2022.

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EXECUTIVE COMPENSATION GOVERNANCE

Agreements with Executive Officers

Mr. Nordholm is the only current executive officer who is party to an employment agreement with Farmer Mac. Ms. Ramesh and Messrs. Carpenter and Mullery participate in the Amended and Restated Executive Officer Severance Plan. Farmer Mac's Board revised this Severance Plan in January 2020 and designated Ms. Ramesh and Messrs. Carpenter and Mullery for continued participation in that Plan. Mr. Crady does not participate in the Amended and Restated Executive Officer Severance Plan.

Employment Agreement with Farmer Mac's President and Chief Executive Officer

Mr. Nordholm, Farmer Mac's President and Chief Executive Officer, is party to an amended employment agreement dated December 23, 2020 ("Agreement") with Farmer Mac through March 31, 2024, subject to earlier termination as provided in the Agreement. The Agreement may be renewed following expiration of the initial term for two successive one-year periods upon a vote of the Board and Mr. Nordholm's agreement in writing to any such renewal. The Agreement requires Farmer Mac and Mr. Nordholm to provide at least 180 days' notice before the expiration of the initial term (and of any renewal term) about whether the parties intend to seek to negotiate a renewal of the Agreement, which is designed to promote effective planning for a smooth transition to a successor executive at the end of Mr. Nordholm's term as Farmer Mac's President and Chief Executive Officer.

Under the Agreement, Farmer Mac and Mr. Nordholm have agreed to the following terms, among others:

- Base Salary. Mr. Nordholm's annual base salary under the Agreement remained at $750,000 through December 31, 2020 and increased to $800,000 starting January 1, 2021, less applicable withholding for taxes and similar items. This base salary will be reviewed by Farmer Mac at the beginning of each year starting in 2022 and may be increased in the sole discretion of the Board or the Compensation Committee of the Board, although no increase in the base salary will be required during the remainder of the initial term after the increase to $800,000 on January 1, 2021. Mr. Nordholm's annual base salary may not be decreased below $800,000.
- Annual Incentive Compensation. For work performed in 2020, Mr. Nordholm's target annual cash incentive payment remained at 80% of his base salary. Mr. Nordholm's target annual cash incentive payment increased to 100% of his base salary for work performed starting January 1, 2021. The target amount for annual cash incentive payments will be reviewed periodically by Farmer Mac and may be modified in the sole discretion of the Board or the Compensation Committee of the Board.
- Long-Term Incentive Compensation. Mr. Nordholm will be eligible to receive awards of long-term incentive compensation from time to time in a form, and subject to such conditions, as determined by the Board or the Compensation Committee of the Board in its sole discretion. On March 9, 2022 (when 2022 long-term incentive awards were made to other senior executives of Farmer Mac), the Board granted Mr. Nordholm long-term equity compensation valued at approximately $1,000,000 under the methodology prescribed in Farmer Mac's policy on grants of equity-based compensation and subject to similar terms and conditions as apply to similar 2022 annual long-term incentive grants made to other senior executives of Farmer Mac. This target amount for the value of annual long-term incentive compensation awarded in future years will be reviewed periodically by Farmer Mac and may be modified in the sole discretion of the Board or the Compensation Committee of the Board. Besides the $1,000,000 of long-term incentive compensation in the form of RSUs and SARs granted to Mr. Nordholm on March 9, 2022, the Compensation Committee granted Mr. Nordholm 1,626 shares of Farmer Mac's Class C Non-Voting Common Stock as incentive compensation in recognition of his outstanding performance during 2021 (of which Farmer Mac retained 782 shares to satisfy tax withholding requirements). This additional incentive award was not required by the terms of the Agreement.
- Expense Reimbursement. Farmer Mac will reimburse actual reasonable and necessary business expenses incurred by Mr. Nordholm in carrying out his duties under the Agreement, in each case in accordance with Farmer Mac's policies as in effect from time-to-time and subject to Mr. Nordholm's compliance with the terms of those policies.
- Benefits. Mr. Nordholm is eligible to participate in the welfare benefit plans and programs, incentive, savings, and retirement compensation programs, and other employee benefits generally available to other senior executives of Farmer Mac and on terms no less favorable than for other senior executives of Farmer Mac. Mr. Nordholm is also entitled to five weeks of paid vacation per year.
- Events of Termination. Mr. Nordholm's employment will terminate upon his death or disability and may be terminated at any time by Farmer Mac with or without "cause" (as defined in the Agreement), or by Mr. Nordholm voluntarily or if Farmer Mac materially breaches, and fails to cure, its obligations under the Agreement.
- Payment of Accrued Compensation. If Mr. Nordholm's employment is terminated for any reason (including upon expiration of the term of the Agreement), Farmer Mac will pay to Mr. Nordholm all base salary and expense reimbursements as of the date of termination. These accrued and unpaid amounts shall not include any amount related to accrued vacation pay or annual cash incentive payments (other than amounts earned but not yet paid for Mr. Nordholm's service during a prior entire completed fiscal year).
- Payments Upon Disability. Upon the termination of Mr. Nordholm's employment due to a "disability" (as defined in the Agreement), if Mr. Nordholm is not eligible for, or is otherwise not covered by, disability insurance and if Mr. Nordholm (or his estate or heirs) executes a full release of claims in favor of Farmer Mac substantially in the form attached to the Agreement (the "Release"), Farmer Mac will continue to pay Mr. Nordholm (or his estate or heirs) for 12 months, his then-current base salary.
- Severance Pay. If Farmer Mac terminates Mr. Nordholm's employment other than for "cause" (as defined in the Agreement), or Mr. Nordholm terminates his employment in connection with an uncured material breach of the Agreement by Farmer Mac, subject to Mr. Nordholm's execution of a Release, Farmer Mac shall, to the extent permitted by law and regulation, pay Mr. Nordholm the

49

50 following severance benefits: (i) an aggregate lump sum amount in cash equal to the sum of (a) Mr. Nordholm’s base salary and (b) his base salary multiplied by the incentive compensation target (current- ly 100%), and (ii) continuation of health care coverage pursuant to COBRA, at Farmer Mac’s expense, until the earlier of (a) the date that is one year from the date of termination of his employment or (b) the date that he becomes eligible for medical insurance coverage through another employer, which obligation shall not be affected by Mr. Nordholm’s eligibility for Medicare. Any severance pay received by Mr. Nordholm from Farmer Mac under the Agreement will not be mitigated by any subsequent earnings by Mr. Nordholm from any other source. Mr. Nordholm shall not be entitled to severance pay under the Agreement due to the termination of employment upon the expiration of the term. Ÿ   Constructive Termination. Mr. Nordholm’s ability to terminate his employment and receive severance pay in connection with an uncured material breach of the Agreement by Farmer Mac does not include the ability to do so for a diminution of scope of authority due to the appointment of a successor CEO during a CEO succession process initiated by the Board as long as Mr. Nordholm’s compensation owing under the Agreement is not reduced. Ÿ   Post-Termination Restrictive Covenants. In connection with any ter- mination of employment of Mr. Nordholm for any reason under the Agreement, he has agreed (i) not to compete with Farmer Mac, other than with Farmer Mac’s written permission, for a period of two years; (ii) not to solicit any of Farmer Mac’s “members of manage- ment” (as defined in the Agreement) or employees for two years; (iii) not to disclose or use Farmer Mac’s “confidential information” (as defined in the Agreement); and (iv) not to disparage or dimin- ish the reputation of Farmer Mac, its products, services, officers, directors, or employees. Upon the termination of Mr. Nordholm’s employment other than for cause, Farmer Mac has agreed that its Board shall instruct its officers not to make any public statement or publish on behalf of Farmer Mac any statement that disparages or tends to diminish the reputation of Mr. Nordholm. Ÿ   Service on Outside Boards. Farmer Mac has consented to Mr. Nordholm continuing to serve as a member of certain outside boards of directors so long as the Board does not determine, in its sole discretion at any time, that any such role interferes with Mr. Nordholm’s job duties at Farmer Mac or that any such role presents a conflict of interest to serv- ing as an employee or officer of Farmer Mac. Ÿ  Arbitration. Farmer Mac and Mr. Nordholm have agreed to resolve all legally actionable disputes that arise under the Agreement by binding arbitration before a panel of three arbitrators experienced in employment law. Any arbitration will be conducted in accordance with the rules applicable to employment disputes of the Model Employment Rules of the American Arbitration Association and the laws applicable to the claim. Ÿ   Indemnification. Farmer Mac has agreed that it will not amend Article VIII of its By-Laws (indemnification provisions) or reduce Farmer Mac’s Directors’ and Officers’ insurance coverage, in either case in a manner disproportionately adversely affecting Mr. Nordholm without his prior written consent. Amended and Restated Executive Officer Severance Plan In June 2012, Farmer Mac’s Board adopted an Executive Officer Severance Plan (“Original Plan”). The primary purpose of the Original Plan was to provide executive officers with reasonable compensation in the event of their termination of employment with Farmer Mac. In November 2016, Farmer Mac’s Board adopted an Amended and Restated Executive Officer Severance Plan (“2016 Plan”). On January 16, 2020, Farmer Mac’s Board approved revisions to the Amended and Restated Executive Officer Severance Plan (“Current Plan”), which retained most of the substantive provisions of the 2016 Plan, but revised the “Cause” definition to more closely track the employment agreement of Farmer Mac’s Chief Executive Officer, clarified the terms under which an executive may terminate employment on an adverse change in conditions of employment, removed payment of accrued vacation and accrued annual incentive pay from the severance payment, and made other administrative and modernizing changes. Farmer Mac’s Board also approved a new form of participation agreement with enhanced and clarified restrictions on competition, solicitation, and disparagement, made other procedural changes, and updated the form of release attached to the participation agreement. Of the named executive officers, Ms. Ramesh and Messrs. Carpenter and Mullery are the only participants in the Current Plan. Under the Current Plan, if Farmer Mac terminates a Participant’s employment other than for “Cause” (as defined in the Current Plan) or if the Participant terminates his or her employment with Farmer Mac after an “Adverse Change in Conditions of Employment” (as defined in the Current Plan), upon execution of a valid release agreement that becomes effective and irrevocable, the Participant will be entitled to: Ÿ   an amount equal to the sum of the Participant’s annual base salary and annual target bonus, payable in one lump sum; Ÿ   for 12 months, Farmer Mac’s payment of the cost of premiums for the Participant and the Participant’s eligible dependents for con- tinuing health, dental, and vision benefits under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (COBRA), which amounts shall be limited to the excess over what Farmer Mac’s active employees are then required to pay for comparable benefits sponsored by the company and the payment of which shall also be subject to the Participant’s continued compliance with the terms of the Participation Agreement, with payment ceasing if the individual becomes eligible for a new employer’s coverage; and Ÿ   payment of any accrued and unpaid annual base salary and any unpaid expense reimbursements incurred by the Participant for ordinary and reasonable business expenses incurred in the course of conducting Farmer Mac business (but not including any accrued vacation pay or any accrued annual target bonus other than amounts not yet paid for service during an entire completed fiscal year, subject to discretion exercised in the ordinary course). Under the Current Plan, these payments and benefits will be in lieu of any other severance payments to Participants. EXECUTiVE COMPENSATiON GOVERNANCE

EXECUTIVE COMPENSATION GOVERNANCE

Upon termination of a Participant's employment due to disability (as defined in the Current Plan), Farmer Mac will pay, during the 12 months following termination, the difference between the Participant's base salary and the amount of disability insurance payments received by the Participant under Farmer Mac's long-term disability policy if and to the extent that those Farmer Mac payments will not cause a reduction in or offset of the policy payments. If a Participant dies after the start of those payments, the balance will be payable in accordance with the beneficiary designation provisions of the Current Plan.

Under the terms of a separately executed Participation Agreement (the "Participation Agreement"), upon termination of a Participant's employment for any reason under the Current Plan, Participants have agreed (i) not to compete with Farmer Mac, other than with Farmer Mac's written permission, for a period of one year; (ii) not to solicit any of Farmer Mac's "members of management" (as defined in the Participation Agreement) or employees for two years; (iii) not to disclose or use Farmer Mac's "confidential information" (as defined in the Participation Agreement); and (iv) not to disparage or diminish the reputation of Farmer Mac, its products, services, officers, directors, or employees.

Participants are not required to mitigate amounts of payments by seeking employment or otherwise, and payments under the Current Plan will not be offset by amounts payable from new employment for services rendered during the 12 months following termination of employment with Farmer Mac. However, the Participant's eligibility for the continuation of COBRA will immediately cease upon the start of the new employment.

Amounts payable to any Participant under the Current Plan are subject to any recoupment or clawback policy as may be implemented and interpreted by Farmer Mac, including those implemented to comply with the Dodd-Frank Act, or any other applicable law and regulation.

Potential Payments upon Termination and Change-in-Control

Other than Mr. Crady, each of the current named executive officers would have been eligible to receive payments upon a termination without cause or upon a termination without cause due to disability, occurring as of December 31, 2021. None of these individuals would have been eligible to receive any payments upon resignation or retirement as of December 31, 2021.

The following table shows the total that would be payable to each of Ms. Ramesh and Messrs. Nordholm, Carpenter, and Mullery upon a termination without cause occurring as of December 31, 2021:

Name[1]	Base Salary	Non-Equity Incentive Compensation	Total
Bradford T. Nordholm	$800,000	$800,000	$1,600,000
Aparna Ramesh	$515,000	$206,000	$ 721,000
Zachary N. Carpenter	$425,000	$265,625	$ 690,625
Stephen P. Mullery	$450,000	$180,000	$ 630,000

[1] As of December 31, 2021, each of Ms. Ramesh and Messrs. Nordholm, Carpenter, and Mullery would have also received all base salary accrued and unpaid as of the applicable date of termination and also would have been entitled to continuation of health care coverage under COBRA at Farmer Mac's expense for 12 months.

The following table shows the total that would be payable to each of the current named executive officers upon a termination without cause due to disability occurring as of December 31, 2021:

Name[1]	Base Salary	Non-Equity Incentive Compensation	Total
Bradford T. Nordholm	$800,000	$0	$800,000
Aparna Ramesh	$515,000	$0	$515,000
Zachary N. Carpenter	$425,000	$0	$425,000
Stephen P. Mullery	$450,000	$0	$450,000

[1] In the event of a termination without cause due to a disability, Farmer Mac would pay each of Ms. Ramesh and Messrs. Carpenter and Mullery the difference between her or his current base salary and the amount of disability insurance payments received by her or him under Farmer Mac's long-term disability policy during the 12 months following termination. If Mr. Nordholm is not eligible for, or is otherwise not covered by, disability insurance, upon execution of a separation agreement, Farmer Mac would continue to pay Mr. Nordholm's then-current base salary during the 12 months following termination.

None of the named executive officers are eligible to receive additional payments upon a change-in-control of Farmer Mac.

51

52 Equity Compensation Plans The following table provides information relating to compensation plans under which equity securities are authorized to be issued as of December 31, 2021: Plan category Number of securities to be issued upon exercise of outstanding options or SARs or vesting of RSUs Weighted average exercise price of outstanding options and SARs (per share) Number of securities remaining available for future issuance under equity compensation plans Equity compensation plans not approved by stockholders — — — Equity compensation plans approved by stockholders 234,300 $66.10 1,156,435 As of December 31, 2021, SARs covering 506,382 shares (net of canceled shares, shares retained by Farmer Mac to satisfy withholding obligations, and shares disposed to Farmer Mac upon exercise) and 837,183 shares related to the vesting of RSUs (net of canceled shares) had been granted under the Amended and Restated 2008 Omnibus Incentive Plan, leaving 1,156,435 shares of Class C Non-Voting Common Stock available for future issuance of grants under the plan as of that date. SARs granted under the Amended and Restated 2008 Omnibus Incentive Plan during 2021 have a weighted average exercise price of $88.68 per share. EXECUTiVE COMPENSATiON GOVERNANCE

53 The Board has adopted a written Related Person Transactions Approval Policy that is administered by the Corporate Governance Committee. This policy applies to any transaction or series of transactions in which Farmer Mac or any of its subsidiaries is a participant, the amount involved exceeds $120,000, and a “related person” has a direct or indirect material interest. The policy requires each director, director nominee, or executive officer involved in such a transaction to notify the General Counsel of each such transaction. Farmer Mac reviews all relationships and transactions in which Farmer Mac and its directors, director nominees, and executive officers or their immediate family members are participants to determine whether those persons have a direct or indirect material interest. Farmer Mac’s legal staff is primar- ily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers regarding related person transactions. Under the policy, the General Counsel will determine whether a transaction meets the re- quirements of a “related person transaction” requiring review by the Corporate Governance Committee. Transactions that fall within this definition will be referred to the Corporate Governance Committee for approval, ratification, or other action. Based on its consideration of all of the relevant facts and circumstances, the Corporate Governance Committee will decide whether or not to approve the transaction and will approve only those transactions that are in, or not inconsistent with, the best interests of Farmer Mac and its stockholders. If Farmer Mac becomes aware of an existing related person transaction that has not been approved under this policy, the matter will be referred to the Corporate Governance Committee, which will then evaluate all options available, including ratification, revision, or termination of the transac- tion. A related person transaction entered into without the Corporate Governance Committee’s pre-approval will not violate this policy, or be invalid or unenforceable, so long as the transaction is brought to the Corporate Governance Committee as promptly as reasonably practical after it is entered into. Transactions that are determined to be directly or indirectly material to Farmer Mac or a related person are disclosed in Farmer Mac’s Proxy Statement as required by SEC rules. From time to time, Farmer Mac purchases or commits to purchase qualified loans, USDA-guaranteed portions of loans, or AgVantage® securities from, or enters into other business relationships with, institutions that own 5% or more of a class of Farmer Mac’s Voting Common Stock or that have an employee, officer, or director who is also a member of Farmer Mac’s Board. These transactions are conducted in the ordinary course of business, with terms and conditions comparable to those applicable to entities unaffiliated with Farmer Mac. To the extent these transactions involve indebtedness issued by the related person, those transactions were made on substantially the same terms as those prevailing at the time for comparable loans with persons not related to Farmer Mac and did not involve more than the normal risk of collectability or present other unfavorable features. Although Farmer Mac entered into transactions with related persons in 2021, it was determined that none of those transactions resulted in a related person having a direct or indirect material interest that would require disclosure as a “related person transaction” under SEC rules. For more information about transactions between Farmer Mac and related persons, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Results of Operations—Related Party Transactions” and Note 3 in Farmer Mac’s Annual Report on Form 10-K for the year ended December 31, 2021. CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS Review of Related Person Transactions Transactions with Related Persons in 2021 CERTAiN RELATiONSHiPS AND RELATED PERSON TRANSACTiONS

54 The following report of the Audit Committee shall not be deemed to be “soliciting material,” or to be “filed” with the SEC, and will not be deemed to be incorporated by reference into any filing by Farmer Mac under the Securities Act or the Exchange Act, except to the extent that Farmer Mac specifically requests that the information be treated as soliciting material or specifically incorporates the report by reference into a document. In November 2021, the Audit Committee reviewed the Audit Committee Charter approved by the full Board on November 12, 2020 and recommended no changes. The complete text of the charter, which reflects standards set forth in SEC regulations and NYSE listing requirements, is available on Farmer Mac’s website, www.farmermac. com, in the “Corporate Governance” portion of the “Investors” section. A print copy of the Audit Committee Charter is available free of charge upon written request to Farmer Mac’s Secretary at 1999 K Street, N.W., Fourth Floor, Washington, D.C. 20006. The Audit Committee and the Board review and approve changes to the Audit Committee Charter annually. In March 2022, the Board determined that: (1) all of the directors who serve on the Audit Committee are “independent,” as defined in Farmer Mac’s Corporate Governance Guidelines, and under the heightened independence requirements set forth under applicable SEC and NYSE rules for directors serving on the Audit Committee; and (2) James Engebretsen is an “audit committee financial expert,” as defined in SEC rules. Mr. Engebretsen is not an auditor or accountant for Farmer Mac, does not perform field work, and is not an employee of Farmer Mac. In accordance with the SEC’s safe harbor relating to audit com- mittee financial experts, a person designated or identified as an audit committee financial expert will not be deemed to be an “expert” for purposes of the federal securities laws. Also, the designation or iden- tification as an audit committee financial expert does not impose on a director any duties, obligations, or liabilities that are greater than those imposed on that director as a member of the Audit Committee and Board in the absence of that designation or identification, and does not affect the duties, obligations, or liabilities of any other member of the Audit Committee or Board. REPORT OF THE AUDIT COMMITTEE REPORT OF THE AUDiT COMMiTTEE

55 Audit Committee Report for the Year Ended December 31, 2021 To Our Stockholders: Management is primarily responsible for establishing and maintaining the financial public reporting process, including the system of internal accounting controls, and for the preparation of Farmer Mac’s consol- idated financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee, on behalf of the Board, monitors Farmer Mac’s financial reporting pro- cesses and systems of internal accounting control, the independence and performance of the independent auditor, and the performance of the internal audit function. Farmer Mac’s independent auditor is responsible for auditing those consolidated financial statements and expressing an opinion as to their conformity with generally accepted accounting principles and on management’s assessment of the effec- tiveness of Farmer Mac’s internal control over financial reporting. The independent auditor will also express its own opinion on the effective- ness of Farmer Mac’s internal control over financial reporting. Management has represented to the Audit Committee that Farmer Mac’s audited consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee reviewed and discussed Farmer Mac’s audited consolidated financial statements with both management and Farmer Mac’s independent auditor before their issuance. The Audit Committee has discussed with the independent auditor its evaluation of the accounting principles, practices, and judgments applied by management, and the Audit Committee has discussed any items required to be communicated to it by the independent auditor under rules and regulations promulgated by the Securities and Exchange Commission and the Public Company Accounting Oversight Board (PCAOB) and the standards established by the American Institute of Certified Public Accountants, including matters required to be discussed under PCAOB Auditing Standard No. 1301 (Communications With Audit Committees). As to Farmer Mac’s independent auditor, the Audit Committee, among other things, received from PricewaterhouseCoopers LLP the written disclosures as required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and discussed with them their independence from Farmer Mac and its management. The Audit Committee has reviewed and pre-approved the audit fees of the inde- pendent auditor. It also has approved non-audit services and reviewed fees for services to assure compliance with applicable provisions of the Exchange Act and applicable rules and regulations to assure compli- ance with the auditor independence requirements that prohibit inde- pendent auditors from performing specified services that might impair their independence, as well as compliance with Farmer Mac’s and the Audit Committee’s policies. The Audit Committee discussed with Farmer Mac’s independent auditor the overall scope of and plans for its audit. Finally, the Audit Committee continued to monitor the scope and adequacy of Farmer Mac’s inter- nal auditing program, including proposals for adequate staffing and to strengthen internal procedures and controls where appropriate. In reliance upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Board approve the inclusion of Farmer Mac’s audited consolidated financial statements in Farmer Mac’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the Securities and Exchange Commission, as filed on February 28, 2022. Audit Committee Dennis L. Brack, Chair Everett M. Dobrinski James R. Engebretsen Amy H. Gales Eric T. McKissack Charles A. Stones REPORT OF THE AUDiT COMMiTTEE

AUDIT MATTERS

AUDIT MATTERS

Audit Fees

Farmer Mac incurred an aggregate of $1,940,000 in fees for 2021 and $1,702,000 in fees for 2020 for professional services rendered by PricewaterhouseCoopers LLP for the audit of Farmer Mac's 2021 and 2020 annual financial statements included in Farmer Mac's annual reports on Form 10-K, the audit of management's assessment of the effectiveness of internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002, and the review of the financial statements included in Farmer Mac's quarterly reports on Form 10-Q during 2021 and 2020. Farmer Mac did not incur any fees for out-of-pocket expenses billed by PricewaterhouseCoopers LLP for 2021 or 2020 in connection with providing these services.

Audit-Related Fees

Farmer Mac incurred an aggregate of $260,000 in fees for 2021 and $120,000 in fees for 2020 for the services rendered by PricewaterhouseCoopers LLP, including the issuance of comfort letters and consultations on various accounting matters and other technical issues for assurance, that were reasonably related to the performance of the audit of Farmer Mac's annual financial statements and the review of the financial statements included in Farmer Mac's quarterly reports on Form 10-Q and not reported in "—Audit Fees" above. The increase in fees from 2020 to 2021 was primarily attributable to work related to Farmer Mac's securitization activity during 2021 and the servicing of securitized loans.

Tax Fees

Farmer Mac incurred an aggregate of $90,000 in fees for 2021 and $115,000 in fees for 2020 for professional services for tax compliance, tax advice, and tax planning rendered by PricewaterhouseCoopers LLP.

All Other Fees

Farmer Mac incurred an aggregate of $5,000 in fees for 2021 and $2,800 in fees for 2020 for use of PricewaterhouseCoopers LLP's research and analytics tools.

Audit Committee Pre-Approval Policies

Under the Audit Committee Charter and the Audit Committee's pre-approval policy and consistent with SEC policies on auditor independence, the Audit Committee considers and pre-approves, as appropriate, all auditing and permissible non-auditing services provided by Farmer Mac's independent auditor before the engagement of the independent auditor for those services. The Audit Committee handled the audit fee negotiations associated with the retention of PricewaterhouseCoopers LLP as Farmer Mac's independent auditor for 2022. The Audit Committee has delegated the authority to grant pre-approvals to the chair of the Audit Committee if pre-approval is necessary for business purposes and the convening of a meeting of the Audit Committee is not practicable. The chair's decisions to grant any pre-approval must be presented to the full Audit Committee at its scheduled meetings. All of the services provided by PricewaterhouseCoopers LLP in 2021 and 2020 were pre-approved by the Audit Committee or the chair of the Audit Committee, in accordance with the Audit Committee's pre-approval policy.

56

PROPOSAL 2: SELECTION OF INDEPENDENT AUDITOR

PROPOSAL 2: SELECTION OF INDEPENDENT AUDITOR

The By-Laws of Farmer Mac provide that the Audit Committee shall select Farmer Mac's independent auditor "annually in advance of the Annual Meeting of Stockholders and [that selection] shall be submitted for ratification or rejection at such meeting." The Audit Committee reviews the scope and results of the audits, the accounting principles being applied, and the effectiveness of internal controls. The Audit Committee also ensures that management fulfills its responsibilities in the preparation of Farmer Mac's financial statements.

PricewaterhouseCoopers LLP has served as Farmer Mac's independent auditor since March 2010. In determining whether to reappoint PricewaterhouseCoopers LLP as Farmer Mac's independent auditor for 2022, the Audit Committee considered many factors, including:

- the professional qualifications of PricewaterhouseCoopers LLP and the lead engagement partner, including their technical expertise and industry knowledge;
- PricewaterhouseCoopers LLP's independence from Farmer Mac and its processes for maintaining its independence;
- PricewaterhouseCoopers LLP's depth of understanding of Farmer Mac's business, accounting policies and practices, and internal control over financial reporting;
- the quality of the Audit Committee's ongoing discussions with PricewaterhouseCoopers LLP and its evaluation of PricewaterhouseCoopers LLP's prior performance;
- PricewaterhouseCoopers LLP's tenure and the impact on Farmer Mac of changing auditors; and
- an evaluation of the lead audit partner, who the Audit Committee ensures is rotated at least every five years in accordance with SEC rules and PricewaterhouseCoopers LLP's policies.

Based on these factors and in accordance with the By-Laws, the Audit Committee has unanimously selected and recommended to the stockholders PricewaterhouseCoopers LLP as Farmer Mac's independent auditor for the fiscal year ending December 31, 2022.

This proposal is presented to the stockholders for approval as provided in the By-Laws and in conformity with the current practice of seeking stockholder approval of the selection of the independent auditor. The ratification of the appointment of PricewaterhouseCoopers LLP as Farmer Mac's independent auditor requires the affirmative vote of a majority of the votes cast by the holders of shares of Farmer Mac's Voting Common Stock entitled to vote and represented in person or by proxy at the Meeting. Representatives of PricewaterhouseCoopers LLP are expected to attend the Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions from stockholders present at the Meeting.

The Board of Directors recommends a vote FOR the proposal to ratify the selection of PricewaterhouseCoopers LLP as independent auditor for Farmer Mac for 2022. Proxies solicited by the Board will be so voted unless holders of Farmer Mac's Voting Common Stock specify to the contrary on their proxies, or unless authority to vote is withheld.

57

58 In accordance with SEC rules adopted under the Dodd-Frank Act, Farmer Mac is seeking from its voting stockholders an advisory vote to approve the compensation of Farmer Mac’s named executive offi- cers as described in this Proxy Statement, including the Compensation Discussion and Analysis, the related tabular disclosures, and the accompanying narrative disclosures. The Dodd-Frank Act requires Farmer Mac to hold an advisory vote to approve the compensation of Farmer Mac’s named executive officers at least once every three years. Consistent with the vote of its stock- holders at the 2017 Annual Meeting of Stockholders, Farmer Mac is presenting this non-binding vote to its stockholders on an annual basis. Farmer Mac’s executive compensation program is designed to attract, motivate, and retain highly qualified executive officers who are able to achieve corporate objectives, fulfill Farmer Mac’s public policy mis- sion, and enhance stockholder value. The Compensation Committee believes that Farmer Mac’s executive compensation program reflects a strong pay-for-performance philosophy that is consistent with the risk tolerance of Farmer Mac and reflects the long-term interests of stock- holders. The Compensation Discussion and Analysis section beginning on page 28 provides a more detailed discussion of Farmer Mac’s exec- utive compensation philosophy and program. The Compensation Committee believes that Farmer Mac’s executive compensation program has been effective at attracting and retaining a high-performing executive team that is appropriately motivated to achieve the strategic, financial, and operational goals established by the Board. Voting stockholders are being asked to vote on the following resolution: RESOLVED, that the voting stockholders of the Federal Agricultural Mortgage Corporation approve, on an advisory basis, the compen- sation of Farmer Mac’s named executive officers, as described in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the related tabular disclosures, and the accompanying narrative disclosures. This advisory vote to approve the compensation of Farmer Mac’s named executive officers is not binding. The outcome of the vote on this proposal by stockholders will not require Farmer Mac’s Board or the Compensation Committee to take any action on Farmer Mac’s executive compensation practices. However, the Board values the opinions of Farmer Mac’s stockholders as expressed through their votes and communications and will consider the result of the vote when determining future executive compensation arrangements. Adoption of this non-binding resolution will require the affirmative vote of a majority of the votes cast by the holders of shares of Farmer Mac’s Voting Common Stock entitled to vote and represented in person or by proxy at the Meeting. The Board of Directors recommends a vote FOR adoption of the resolution approving, on an advisory basis, the compensation of Farmer Mac’s named executive officers, as described in this Proxy Statement, including the Compensation Discussion and Analysis, the related tabular disclosures, and the accompanying narrative disclosures. Proxies solicited by the Board will be so voted unless holders of Farmer Mac’s Voting Common Stock specify to the contrary on their proxies, or unless authority to vote is withheld. PROPOSAL 3: ADVISORY VOTE TO APPROVE THE COMPENSATION OF FARMER MAC’S NAMED EXECUTIVE OFFICERS PROPOSAL 3: ADViSORY VOTE TO APPROVE THE COMPENSATiON OF NEOS

59 Farmer Mac will pay the cost of the Meeting and the costs of soliciting proxies, including the cost of mailing the proxy materials. Farmer Mac has retained Georgeson LLC to act as Farmer Mac’s proxy solicitation firm for a fee of $6,500 plus expenses. Besides solicitation by mail, employees of Georgeson LLC may solicit proxies by telephone, electronic mail, or personal interview. Brokerage houses, nominees, fiduciaries, and other custodians will be requested to forward solicitation material to the beneficial owners of shares of Voting Common Stock held of record by them, and Farmer Mac will reimburse them for their reasonable expenses. SOLICITATION OF PROXIES SOLiCiTATiON OF PROXiES

60 In addition to the scheduled items of business set forth in this Proxy Statement, the enclosed proxy confers on the Proxy Committee dis- cretionary authority to vote the shares represented thereby in accor- dance with its members’ best judgment on all other matters that may be brought before the Meeting or any adjournment or postponement thereof and matters incident to the Meeting. The Board does not know of any other matter that may properly be presented for action at the Meeting. If any other matters not known at the time this Proxy Statement was printed are properly brought before the Meeting or any adjournment or postponement of the Meeting, the Proxy Committee intends to vote proxies in accordance with its members’ best judgment. Upon written request, Farmer Mac will furnish, without charge, to each person whose proxy is being solicited a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC, which includes financial state- ments. Written requests should be directed to Farmer Mac’s Secretary at 1999 K Street, N.W., Fourth Floor, Washington, D.C. 20006. A copy of Farmer Mac’s most recent Form 10-K is also available on its website (www.farmermac.com) in the “Financial information” portion of the “investors” section. Please note that all references to www.farmermac.com and www.sec.gov in this Proxy Statement are inactive textual references only and that the information contained on these websites is not incorporated by reference into this Proxy Statement. The giving of your proxy will not affect your right to vote your shares personally if you attend the Meeting. In any event, it is important that you complete, sign, and return the enclosed proxy card promptly to ensure that your shares are voted. By order of the Board of Directors, April 21, 2022 Washington, D.C. Stephen P. Mullery Secretary OTHER MATTERS OTHER MATTERS

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

2022 Annual Meeting of Stockholders

May 19, 2022
8:00 a.m. local time

This Proxy is Solicited on Behalf of the Board of Directors

Please Be Sure To Mark, Sign, Date and Return Your Proxy Card in the Envelope Provided

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY — CLASS A

Please mark your votes like this **X**

1. Election of Directors

The Board of Directors recommends a vote "FOR ALL NOMINEES."

NOMINEES:

FOR ALL NOMINEES ☐	❍ (01) Dennis L. Brack __________
	❍ (02) James R. Engebretsen __________
WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	❍ (03) Mitchell A. Johnson __________
	❍ (04) Eric T. McKissack __________
FOR ALL EXCEPT (See instructions below) ☐	❍ (05) Todd P. Ware __________

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

If you do withhold authority to vote for any nominee(s), your votes will be allocated equally among the remaining nominees unless you specify a different allocation in the space above.

***TO CUMULATE YOUR VOTE, SEE INSTRUCTION AT RIGHT.**

2. Proposal to ratify the selection of PricewaterhouseCoopers LLP as independent auditor for Farmer Mac for the fiscal year ending December 31, 2022.	FOR ☐	AGAINST ☐	ABSTAIN ☐

The Board of Directors recommends a vote "FOR" proposal 2.

3. Proposal to approve, on an advisory basis, the compensation of Farmer Mac's named executive officers disclosed in the Proxy Statement.	FOR ☐	AGAINST ☐	ABSTAIN ☐

The Board of Directors recommends a vote "FOR" proposal 3.

***INSTRUCTIONS TO CUMULATE YOUR VOTE:** To cumulate your vote for one or more of the listed nominees, write the manner in which such votes shall be cumulated by indicating the allocation by percentage or number of votes in the space to the right of the nominee name(s). The cumulative number of votes you have is 5 times the number of shares of Class A Voting Common Stock you owned on March 25, 2022. All of your votes may be cast for a single nominee or may be distributed among any number of nominees. If you are cumulating your vote, do not mark the circle to the left of the name of the nominee(s) for whom you are voting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

CONTROL NUMBER

Signature____________________ Signature, if held jointly____________________ Date__________, 2022.

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  FEDERAL AGRICULTURAL MORTGAGE CORPORATION PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, MAY 19, 2022 PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS CLASS A VOTING COMMON STOCK FEDERAL AGRICULTURAL MORTGAGE CORPORATION ANNUAL MEETING OF STOCKHOLDERS 8:00 a.m. on May 19, 2022 The Town Hall 1999 K Street, N.W., First Floor Washington D.C. 20006 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Annual Meeting, Proxy Statement, Proxy Card, and 2021 Annual Report are available at www.farmermac.com/investors/financial-information/ The undersigned hereby appoints Aparna Ramesh, Stephen P. Mullery, and Bradford T. Nordholm, and any of them, as Proxies for the undersigned and to vote all of the shares of Class A Voting Common Stock of the FEDERAL AGRICULTURAL MORTGAGE CORPORATION (“Farmer Mac”) that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Farmer Mac to be held at 8:00 a.m. on May 19, 2022 at the Town Hall, 1999 K Street, N.W., First Floor, Washington, D.C. 20006, and at any adjournment or postponement thereof. The Board of Directors recommends a vote FOR the election of all nominees, FOR proposal 2, and FOR proposal 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND, WHEN PROPERLY EXECUTED, WILL BE VOTED AS INSTRUCTED HEREIN. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES, FOR PROPOSAL 2, AND FOR PROPOSAL 3. PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. (Continued and to be marked, dated and signed on the other side)

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

2022 Annual Meeting of Stockholders

May 19, 2022
8:00 a.m. local time

This Proxy is Solicited on Behalf of the Board of Directors

Please Be Sure To Mark, Sign, Date and Return Your Proxy Card in the Envelope Provided

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY — CLASS B

Please mark your votes like this **X**

1. Election of Directors

The Board of Directors recommends a vote "FOR ALL NOMINEES."

NOMINEES:

FOR ALL NOMINEES	☐	❍ (01) Richard H. Davidson ____________
		❍ (02) Everett M. Dobrinski ____________
WITHHOLD AUTHORITY FOR ALL NOMINEES	☐	❍ (03) Amy H. Gales ____________
		❍ (04) Robert G. Sexton ____________
FOR ALL EXCEPT (See instructions below)	☐	❍ (05) Roy H. Tiarks ____________

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

If you do withhold authority to vote for any nominee(s), your votes will be allocated equally among the remaining nominees unless you specify a different allocation in the space above.

***TO CUMULATE YOUR VOTE, SEE INSTRUCTION AT RIGHT.**

____

____

____

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. Proposal to ratify the selection of PricewaterhouseCoopers LLP as independent auditor for Farmer Mac for the fiscal year ending December 31, 2022.	☐	☐	☐

The Board of Directors recommends a vote "FOR" proposal 2.

	FOR	AGAINST	ABSTAIN
3. Proposal to approve, on an advisory basis, the compensation of Farmer Mac's named executive officers disclosed in the Proxy Statement.	☐	☐	☐

The Board of Directors recommends a vote "FOR" proposal 3.

***INSTRUCTIONS TO CUMULATE YOUR VOTE:** To cumulate your vote for one or more of the listed nominees, write the manner in which such votes shall be cumulated by indicating the allocation by percentage or number of votes in the space to the right of the nominee name(s). The cumulative number of votes you have is 5 times the number of shares of Class B Voting Common Stock you owned on March 25, 2022. All of your votes may be cast for a single nominee or may be distributed among any number of nominees. If you are cumulating your vote, do not mark the circle to the left of the name of the nominee(s) for whom you are voting.

CONTROL NUMBER

☐

Signature______________________ **Signature, if held jointly**______________________ **Date**__________, **2022.**

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  FEDERAL AGRICULTURAL MORTGAGE CORPORATION PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, MAY 19, 2022 PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS CLASS B VOTING COMMON STOCK FEDERAL AGRICULTURAL MORTGAGE CORPORATION ANNUAL MEETING OF STOCKHOLDERS 8:00 a.m. on May 19, 2022 The Town Hall 1999 K Street, N.W., First Floor Washington D.C. 20006 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Annual Meeting, Proxy Statement, Proxy Card, and 2021 Annual Report are available at www.farmermac.com/investors/financial-information/ The undersigned hereby appoints Aparna Ramesh, Stephen P. Mullery, and Bradford T. Nordholm, and any of them, as Proxies for the undersigned and to vote all of the shares of Class B Voting Common Stock of the FEDERAL AGRICULTURAL MORTGAGE CORPORATION (“Farmer Mac”) that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Farmer Mac to be held at 8:00 a.m. on May 19, 2022 at the Town Hall, 1999 K Street, N.W., First Floor, Washington, D.C. 20006, and at any adjournment or postponement thereof. The Board of Directors recommends a vote FOR the election of all nominees, FOR proposal 2, and FOR proposal 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND, WHEN PROPERLY EXECUTED, WILL BE VOTED AS INSTRUCTED HEREIN. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES, FOR PROPOSAL 2, AND FOR PROPOSAL 3. PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. (Continued and to be marked, dated and signed on the other side)